                                                                 EXECUTION COPY

                 BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                  Depositor,

                          EMC MORTGAGE CORPORATION,

                                   Seller,

                          GMAC MORTGAGE CORPORATION,

                                   Servicer

                                     and

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                   Trustee
                             ____________________

                       POOLING AND SERVICING AGREEMENT

                         Dated as of October 1, 2004
                   ________________________________________

            BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2004-BO1

                  ASSET-BACKED CERTIFICATES, SERIES 2004-BO1

                              TABLE OF CONTENTS
                                                                          Page

                         -iv-

                                  ARTICLE I
                                 DEFINITIONS

Section 1.01    Defined Terms................................................6
Section 1.02    Allocation of Certain Interest Shortfalls...................58

                                  ARTICLE II
           CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

Section 2.01    Conveyance of Trust Fund....................................59
Section 2.02    Acceptance of the Mortgage Loans............................61
Section 2.03    Representations, Warranties and Covenants of the
                     Servicer and the Seller................................63
Section 2.04    Representations and Warranties of the Depositor.............67
Section 2.05    Delivery of Opinion of Counsel in Connection with
                     Substitutions and Repurchases..........................69
Section 2.06    Countersignature and Delivery of Certificates...............69

                                 ARTICLE III
              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.04    Documents, Records and Funds in Possession of the
                     Servicer To Be Held for Trustee........................73
Section 3.05    Maintenance of Fire Insurance; Errors and Omissions and
                     Fidelity Coverage......................................74
Section 3.06    Presentment of Claims and Collection of Proceeds............75
Section 3.07    Maintenance of the Primary Mortgage Insurance Policies;
                     Collections Thereunder.................................75
Section 3.08    Reserved....................................................76
Section 3.09    Realization Upon Defaulted Mortgage Loans;
                     Determination of Excess Liquidation Proceeds and
                     Realized Losses; Repurchases of Certain Mortgage

Section 3.14    Annual Independent Certified Public Accountants'

Section 3.18    Optional Purchase of 2nd Special Servicing of
                     Certain Mortgage Loans.................................83
Section 3.19    Obligations of the Servicer in Respect of Mortgage

                                  ARTICLE IV
                                   ACCOUNTS

Section 4.01    Collection of Mortgage Loan Payments; Protected Account.....89
Section 4.02    Permitted Withdrawals From the Protected Account............91
Section 4.03    Collection of Taxes; Assessments and Similar Items;
                     Escrow Accounts........................................93
Section 4.04    Distribution Account........................................93
Section 4.05    Permitted Withdrawals and Transfers from the
                     Distribution Account...................................94

                                  ARTICLE V
                          DISTRIBUTIONS AND ADVANCES

                                  ARTICLE VI
                               THE CERTIFICATES

Section 6.01    The Certificates...........................................107
Section 6.02    Certificate Register; Registration of Transfer and

Section 6.05    Access to List of Certificateholders' Names and

                                 ARTICLE VII
                        THE DEPOSITOR AND THE SERVICER

Section 7.01    Liabilities of the Depositor and the Servicer..............115
Section 7.02    Merger or Consolidation of the Depositor or the Servicer...115
Section 7.03    Indemnification of the Trustee and the Servicer............115
Section 7.04    Limitations on Liability of the Depositor, the Servicer

                                 ARTICLE VIII
                       DEFAULT; TERMINATION OF SERVICER

                                  ARTICLE IX
                            CONCERNING THE TRUSTEE

Section 9.12    Federal Information Returns and Reports to Certificate;
                     REMIC Administration..................................130

                                  ARTICLE X
                                 TERMINATION

Section 10.01   Termination upon Liquidation or Repurchase of all

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

Section 11.01   Amendment..................................................1236

Appendices

Appendix 1  Calculation of REMIC I Y Principal Reduction Amounts

Exhibits

Exhibit A-1 Form of Class I-A Certificates
Exhibit A-2 Form of Class II-A Certificates
Exhibit A-3 [Reserved]
Exhibit A-4 Form of Class M Certificates
Exhibit A-5 Form of Residual Certificates
Exhibit A-6 Form of Class CE Certificates
Exhibit B   Mortgage Loan Schedule
Exhibit C   [Reserved]
Exhibit D   Form of Transfer Affidavit
Exhibit E   Form of Transferor Certificate
Exhibit F   Form of Investment Letter (Non-Rule 144A)
Exhibit G   Form of Rule 144A and Related Matters Certificate
Exhibit H   Form of Request for Release
Exhibit I   DTC Letter of Representations
Exhibit J   Schedule of Mortgage Loans with Lost Notes
Exhibit K   Form of Custodial Agreement
Exhibit L   Form of Back-Up Certification
Exhibit M   Form of Mortgage Loan Purchase Agreement

            POOLING  AND  SERVICING  AGREEMENT,  dated as of  October 1, 2004, among  BEAR  STEARNS  ASSET  BACKED  SECURITIES  I  LLC,  a  Delaware  limited liability company, as depositor (the "Depositor"),  EMC MORTGAGE  CORPORATION, a Delaware  corporation,  as seller (in such  capacity,  the  "Seller"),  GMAC
MORTGAGE  CORPORATION,  a  Pennsylvania  corporation,  as  Servicer  (in  such capacity,  the  "Servicer")  and WELLS FARGO  BANK,  NATIONAL  ASSOCIATION,  a
national banking association,  not in its individual  capacity,  but solely as trustee (the "Trustee").

                            PRELIMINARY STATEMENT

            The  Depositor  is the  owner of the  Trust  Fund  that is  hereby conveyed to the Trustee in return for the Certificates.

                                   REMIC I

            As  provided   herein,   the  Trustee  will  elect  to  treat  the
segregated  pool of assets  consisting of the Mortgage Loans and certain other related assets subject to this Agreement  (other than the Reserve Fund and the
Yield Maintenance  Agreements) as a REMIC for federal income tax purposes, and such  segregated  pool of assets  will be  designated  as "REMIC I". The Class
R-1  Certificates  will be the sole class of "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  (as  defined  herein).  The  following table  irrevocably  sets forth the  designation,  the  Uncertificated  REMIC I
Pass-Through  Rate, the initial  Uncertificated  Principal Balance and, solely for purposes of satisfying  Treasury  regulation Section  1.860G-1(a)(4)(iii), the "latest possible  maturity date" for each of the REMIC I Regular Interests
(as  defined  herein).   None  of  the  REMIC  I  Regular  Interests  will  be
certificated.

                      Uncertificated        Initial
                         REMIC I          Uncertificated      Latest Possible
    Designation     Pass-Through Rate    Principal Balance   Maturity Date (1)
        Y-1            Variable(2)          $466,608.73      October 25, 2034
        Y-2            Variable(2)          $206,131.33      October 25, 2034
        Z-1            Variable(2)        $932,750,859.27    October 25, 2034
        Z-2            Variable (2)       $412,059,349.67    October 25, 2034
___________________________
------------------------------------------------------------------------------
(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I
      Regular Interest.

(2)   Calculated in accordance with the definition of "Uncertificated REMIC I
      Pass-Through Rate" herein.

                                   REMIC II

            As provided  herein,  the  Trustee  will make an election to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC II". The Class R-2  Certificates  will  represent the sole class of "residual  interests"  in REMIC II for purposes of the REMIC
Provisions.

            The following table  irrevocably sets forth the  designation,  the
Uncertificated   REMIC  II  Pass-Through  Rate,  the  initial   Uncertificated
Principal Balance and, solely for purposes of satisfying  Treasury  regulation
Section  1.860G-1(a)(4)(iii),  the "latest possible maturity date" for each of the REMIC II  Regular  Interests  (as  defined  herein).  None of the REMIC II
Regular Interests will be certificated.

                     Uncertificated
                                              Initial
                        REMIC II          Uncertificated      Latest Possible
   Designation     Pass-Through Rate    Principal Balance    Maturity Date(1)
       LT1            Variable(2)        $932,578,225.40     October 25, 2034
       LT2            Variable(2)           $14,009.63       October 25, 2034
       LT3               0.00%              $79,312.12       October 25, 2034
       LT4            Variable(2)           $79,312.12       October 25, 2034
       LT5            Variable(2)        $411,982,063.03     October 25, 2034
       LT6            Variable(2)           $5,166.46        October 25, 2034
       LT7               0.00%              $36,060.09       October 25, 2034
       LT8            Variable(2)           $36,060.09       October 25, 2034
     LT-Y1(3)         Variable(2)          $466,608.73       October 25, 2034
     LT-Y2(3)         Variable(2)          $ 206,131.33      October 25, 2034
___________________
(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II
      Regular Interest.

(2)   Calculated in accordance with the definition of  "Uncertificated REMIC
      II Pass-Through Rate" herein.

(3)   REMIC II Regular Interest LT-Y1 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of
      Realized Losses as the REMIC I Regular Interest Y-1.  REMIC II Regular
      Interest LT-Y2 will have the same interest rate, principal balance,
      Principal Reduction Amount and allocation of Realized Losses as the
      REMIC I Regular Interest Y-2.

                                  REMIC III

            As provided  herein,  the Trustee  shall make an election to treat the segregated pool of assets  consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC III." The Class R-3  Certificates  will represent the sole class of "residual  interests" in REMIC III for purposes of the REMIC
Provisions.

            The  following   table  sets  forth  (or   describes)   the  Class
designation,  Pass-Through  Rate and aggregate Initial  Certificate  Principal
Balance for each indicated Class of Certificates that represents  ownership of a  "regular  interest"  in REMIC  III  created  hereunder  (each a "REMIC  III
Regular   Interest"),   and,  solely  for  purposes  of  satisfying   Treasury
regulation  Section  1.860G-1(a)(4)(iii),  the "latest possible maturity date"
for each of the REMIC III Regular Interests and the Certificates:

                                        Aggregate Initial    Latest Possible
                       Pass-Through        Certificate      ------------------
 Class Designation         Rate         Principal Balance    Maturity Date(*)

       I-A-1               (1)            $571,593,000       October 25, 2034
       I-A-2               (2)            $113,708,000       October 25, 2034
       I-A-3               (3)             $82,737,000       October 25, 2034
       II-A-1              (4)            $305,365,000       October 25, 2034
       II-A-2              (5)             $33,930,000       October 25, 2034
        M-1                (6)             $63,910,000       October 25, 2034
        M-2                (7)             $19,509,000       October 25, 2034
        M-3                (8)             $18,837,000       October 25, 2034
        M-4                (9)             $16,146,000       October 25, 2034
        M-5                (10)            $18,164,000       October 25, 2034
        M-6                (11)            $17,491,000       October 25, 2034
        M-7                (12)            $13,455,000       October 25, 2034
        M-8                (13)            $13,454,000       October 25, 2034
        M-9A               (14)            $9,082,000        October 25, 2034
        M-9B               (15)            $9,082,000        October 25, 2034
      Class CE         Variable(16)      $1,345,482,950      October 25, 2034
    Certificates                         Notional Amount
_______________
*     Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the REMIC III
      Regular Interests and the Certificates.

(1)   The Pass-Through Rate per annum for the Class I-A-1 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class I-A-1 Certificates will be 0.20% per annum.  The REMIC
      III Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of
      Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(2)   The Pass-Through Rate per annum for the Class I-A-2 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class I-A-2 Certificates will be 0.35% per annum.  The REMIC
      III Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of
      Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(3)   The Pass-Through Rate per annum for the Class I-A-3 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class I-A-3 Certificates will be 0.55% per annum.  The REMIC
      III Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of
      Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(4)   The Pass-Through Rate per annum for the Class II-A-1 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class II-A-1 Certificates will be 0.32% per annum.  The REMIC
      III Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of
      Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(5)   The Pass-Through Rate per annum for the Class II-A-2 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class II-A-2 Certificates will be 0.40% per annum.  The REMIC
      III Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of
      Basis Risk Shortfall Carryforward Amounts to which this Certificate may be entitled.

(6)   The Pass-Through Rate per annum for the Class M-1 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-1 Certificates will be 0.70% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(7)   The Pass-Through Rate per annum for the Class M-2 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-2 Certificates will be 0.75% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(8)   The Pass-Through Rate per annum for the Class M-3 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-3 Certificates will be 1.05% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(9)   The Pass-Through Rate per annum for the Class M-4 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-4 Certificates will be 1.20% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(10)  The Pass-Through Rate per annum for the Class M-5 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-5 Certificates will be 1.40% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(11)  The Pass-Through Rate per annum for the Class M-6 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-6 Certificates will be 2.00% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(12)  The Pass-Through Rate per annum for the Class M-7 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-7 Certificates will be 2.00% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(13)  The Pass-Through Rate per annum for the Class M-8 Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-8 Certificates will be 3.50% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(14)  The Pass-Through Rate per annum for the Class M-9A Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-9A Certificates will be 4.00% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(15)  The Pass-Through Rate per annum for the Class M-9B Certificates will be equal to the lesser of (i) the related One-Month LIBOR Pass-Through
      Rate and (ii) the related Net Rate Cap.  The initial Certificate Margin for the Class M-9B Certificates will be 4.00% per annum.  The REMIC III
      Regular Interest related to this Certificate is entitled to interest at the foregoing rate but is not entitled to any payments of  Basis Risk
      Shortfall Carryforward Amounts to which this Certificate may be entitled.

(16)  The Class CE Certificates will bear interest at a per annum rate equal to its Pass-Through Rate on its Certificate Notional Balance.  The
      Class CE Certificates will be comprised of two REMIC III Regular
      Interests, a principal only regular interest designated CE-P and an interest only regular interest designated CE-I, which will be entitled to distributions as set forth herein.

            The Trust  Fund  shall be named,  and may be  referred  to as, the
"Bear  Stearns Asset Backed  Securities I Trust  2004-BO1."  The  Certificates
issued  hereunder  may be referred to as  "Asset-Backed  Certificates,  Series
2004-BO1"  (including  for  purposes of any  endorsement  or  assignment  of a
Mortgage Note or Mortgage).

            In consideration of the mutual agreements  herein  contained,  the
Depositor, the Servicer, the Seller and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01......Defined Terms.

      In addition to those terms  defined in Section  1.02,  whenever  used in this Agreement,  the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accepted Servicing Practices:  With respect to each Mortgage Loan, those mortgage servicing  practices  (including  collection  procedures) that are in accordance with all applicable  statutes,  regulations and servicing practices employed by the Servicer for similar mortgage loans.

      Account:   The  Distribution   Account,  the  Reserve  Account  and  the
Protected Account.

      Accrual Period:  With respect to the Certificates  (other than the Class
CE and the Residual  Certificates) and any Distribution  Date, the period from and including the immediately preceding  Distribution Date (or with respect to the first Accrual Period,  the Closing Date) to and including the day prior to such  Distribution  Date.  With respect to the Class CE  Certificates  and any
Distribution Date, the calendar month immediately  preceding such Distribution
Date. All calculations of interest on the  Certificates  (other than the Class
CE and the  Residual  Certificates)  will be made on the  basis of the  actual number of days elapsed in the related  Accrual  Period.  All  calculations  of interest on the Class CE  Certificates  will be made on the basis of a 360-day year consisting of twelve 30-day months.

      Actuarial  Loans:  The Mortgage  Loans which  provide for  allocation of principal and interest  according to the customary method, on which 30 days of interest is owed each month  irrespective  of the day on which the payment was received.

      Advance:  An advance of delinquent  payments of interest in respect of a
Mortgage  Loan required to be made by the Servicer as provided in Section 5.01 hereof.

      Agreement:  This  Pooling  and  Servicing  Agreement  and  any  and  all
amendments or supplements hereto made in accordance with the terms herein.

      Adjustable  Rate Mortgage Loan:  Each of the Mortgage  Loans  identified in the  Mortgage  Loan  Schedule as having a Mortgage  Rate that is subject to adjustment.

      Adjustment  Date:  With respect to each  Adjustable  Rate Mortgage Loan, the first day of the month in which the Mortgage  Rate of an  Adjustable  Rate
Mortgage  Loan  changes  pursuant  to the  related  Mortgage  Note.  The first
Adjustment  Date following the applicable  Cut-off Date as to each  Adjustable
Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

      Amount Held for Future  Distribution:  As to any Distribution  Date, the
aggregate  amount  held in the  Protected  Account at the close of business on the immediately  preceding  Determination Date on account of (i) all Scheduled
Payments or portions  thereof  received in respect of the  Mortgage  Loans due after the  related  Due Period  and (ii)  Principal  Prepayments,  Liquidation
Proceeds,  Subsequent Recoveries and Insurance Proceeds received in respect of such  Mortgage  Loans  after the last day of the  related  Prepayment  Period, subject to Section 4.02.

      Applicable  State Law: For purposes of Section  9.12(d),  the Applicable
State Law  shall be  (a) the  law of the State of New York and (b) such  other state law whose  applicability shall have been brought to the attention of the
Trustee  by either (i) an Opinion  of  Counsel  reasonably  acceptable  to the
Trustee delivered to it by the Servicer, the Seller or the Depositor,  or (ii)
written notice from the appropriate  taxing authority as to the  applicability of such state law.

      Applied Realized Loss Amount:  With respect to any Distribution Date and a Class of  Class A  Certificates  and  Class M  Certificates,  the sum of the
Realized  Losses with respect to the Mortgage Loans which have been applied in reduction of the Certificate  Principal  Balance of that Class of Certificates pursuant  to  Section  5.04A  of  this  Agreement  reduced  by any  Subsequent
Recoveries applied to such Applied Realized Loss Amount.

      Appraised  Value:  With  respect  to any  Mortgage  Loan  originated  in connection with a refinancing,  the appraised value of the Mortgaged  Property based upon the appraisal  made or considered in the  underwriting  decision at the time of such  refinancing or, with respect to any other Mortgage Loan, the lesser of (x) the  appraised  value of the Mortgaged  Property  based upon the appraisal  made  by a fee  appraiser  at the  time of the  origination  of the related  Mortgage Loan,  and (y) the sales price of the Mortgaged  Property at the time of such origination.

      Basis  Risk  Shortfall  Carry  Forward  Amount:   With  respect  to  any
Distribution  Date  and  any  Class  of  Class  A  Certificates  and  Class  M
Certificates  and any Distribution  Date for which the  Pass-Through  Rate for such  Certificates  is equal to the related  Net Rate Cap,  the sum of (A) the excess,  if any, of (a) the amount of Current  Interest  that such Class would have been entitled to receive on such  Distribution  Date had the  Pass-Though
Rate  applicable  to such Class been  calculated  at a per annum rate equal to
One-Month LIBOR plus the related  Certificate  Margin,  over (b) the amount of
Current Interest that such Class received on such  Distribution  Date at a per annum rate equal to the  applicable  Net Rate Cap and (B) the amount in clause
(A) for all previous  Distribution  Dates not previously  paid,  together with interest  thereon at a rate equal to the  related  Pass-Through  Rate for such
Distribution Date.

      Bankruptcy Code: Title 11 of the United States Code.

      Book-Entry   Certificates:   Any  of  the  Certificates  that  shall  be
registered  in the name of the  Depository  or its nominee,  the  ownership of which is reflected on the books of the  Depository or on the books of a person maintaining  an  account  with  the  Depository  (directly,  as a  "Depository
Participant",  or indirectly,  as an indirect  participant in accordance  with the rules of the  Depository  and as  described  in Section  6.06).  As of the
Closing  Date,  each Class of Regular  Certificates  (other  than the Class CE
Certificates) constitutes a Class of Book-Entry Certificates.

      Business  Day: Any day other than (i) a Saturday or a Sunday,  or (ii) a day  on  which  banking  institutions  in The  City  of New  York,  New  York,
Waterloo,  Iowa or Horsham,  Pennsylvania  or any city in which the  Corporate
Trust Office of the Trustee is located are  authorized  or obligated by law or executive order to be closed.

      Calendar  Quarter:  January 1 to March 31, April 1 to June 30, July 1 to
September 30, or October 1 to December 31, as applicable.

      Certificate:  Any one of the  certificates  of any  Class  executed  and authenticated  by the Trustee in  substantially  the forms attached  hereto as
Exhibits A-1 through A-5.

      Certificate Margin: With respect to the Class I-A-1 Certificates, 0.20%.

      With respect to the Class I-A-2 Certificates,  0.35% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 0.70% in the case of each Distribution Date thereafter.

      With respect to the Class I-A-3 Certificates,  0.55% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 1.10% in the case of each Distribution Date thereafter.

      With  respect  to the Class  II-A-1  Certificates,  0.32% in the case of each  Distribution  Date through and  including  the first  possible  Optional
Termination Date and 0.64% in the case of each Distribution Date thereafter.

      With  respect  to the Class  II-A-2  Certificates,  0.40% in the case of each  Distribution  Date through and  including  the first  possible  Optional
Termination Date and 0.80% in the case of each Distribution Date thereafter.

      With  respect to the Class M-1  Certificates,  0.70% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 1.05% in the case of each Distribution Date thereafter.

      With  respect to the Class M-2  Certificates,  0.75% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 1.125% in the case of each Distribution Date thereafter.

      With  respect to the Class M-3  Certificates,  1.05% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 1.575% in the case of each Distribution Date thereafter.

      With  respect to the Class M-4  Certificates,  1.20% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 1.80% in the case of each Distribution Date thereafter.

      With  respect to the Class M-5  Certificates,  1.40% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 2.10% in the case of each Distribution Date thereafter.

      With  respect to the Class M-6  Certificates,  2.00% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 3.00% in the case of each Distribution Date thereafter.

      With  respect to the Class M-7  Certificates,  2.00% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 3.00% in the case of each Distribution Date thereafter.

      With  respect to the Class M-8  Certificates,  3.50% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 5.25% in the case of each Distribution Date thereafter.

      With respect to the Class M-9A  Certificates,  4.00% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 6.00% in the case of each Distribution Date thereafter.

      With respect to the Class M-9B  Certificates,  4.00% in the case of each
Distribution   Date  through  and  including  the  first   possible   Optional
Termination Date and 6.00% in the case of each Distribution Date thereafter.

      Certificate Notional Balance:  With respect to the Class CE Certificates and any Distribution Date, the aggregate  Uncertificated  Principal Balance of the REMIC II Regular Interests for such Distribution Date.

      Certificate Owner: With respect to a Book-Entry Certificate,  the Person that is the beneficial owner of such Book-Entry Certificate.

      Certificate  Principal  Balance:  As to any Certificate  (other than any
Class CE  Certificate  or  Residual  Certificate)  and as of any  Distribution
Date, the Initial  Certificate  Principal Balance of such Certificate plus, in the case of a Class A  Certificate  and Class M  Certificate,  any  Subsequent
Recoveries  added to the  Certificate  Principal  Balance of such  Certificate pursuant to Section 5.04(b),  less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate  Principal Balance thereof on previous  Distribution Dates pursuant to Section 5.04, and (ii) any
Applied  Realized  Loss  Amounts  allocated  to such  Certificate  on previous
Distribution Dates.
      Certificate  Register:  The register maintained pursuant to Section 6.02 hereof.

      Certificateholder  or Holder:  The person in whose name a Certificate is registered in the Certificate Register (initially,  Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

      Class: All Certificates  bearing the same Class designation as set forth in Section 6.01 hereof.

      Class A Certificates:  The Class I-A-1,  Class I-A-2, Class I-A-3, Class
II-A-1 and Class II-A-2 Certificates.

      Class A Principal  Distribution  Amount:  For any Distribution  Date, an
amount equal to the lesser of (x) the Principal  Distribution  Amount for such
Distribution   Date  and  (y)  the  excess,  if  any,  of  (i)  the  aggregate
Certificate  Principal  Balance of the Class A Certificates  immediately prior to such  Distribution  Date,  over (ii) the  lesser of (a) the  product of (1)
64.60% and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans for such Distribution  Date, and (b) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class I-A  Certificates:  The Class  I-A-1,  Class I-A-2 and Class I-A-3
Certificates.

      Class I-A-1  Certificate:  Any Certificate  designated as a "Class I-A-1
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-1  hereto, representing the right to the Percentage  Interest of  distributions  provided for the Class I-A-1 Certificates as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class I-A-2  Certificate:  Any Certificate  designated as a "Class I-A-2
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-1  hereto, representing the right to the Percentage  Interest of  distributions  provided for the Class I-A-2 Certificates as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class I-A-3  Certificate:  Any Certificate  designated as a "Class I-A-3
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-1  hereto, representing the right to the Percentage  Interest of  distributions  provided for the Class I-A-3 Certificates as set forth herein and evidencing  ownership of a Regular Interest in REMIC III, together with certain rights to payments from the Yield Maintenance Agreements.

      Class I-A Principal  Distribution  Amount:  For any  Distribution  Date,
with respect to the Class I-A Certificates  and any Distribution  Date, is the
product  of the Class A  Principal  Distribution  Amount and a  fraction,  the numerator  of  which  is  the  Principal  Funds  for  Loan  Group  I for  such
Distribution  Date and the  denominator  of which is the  Principal  Funds for both Loan Groups for such Distribution Date.

      Class II-A  Certificate:  The Class  II-A-1  Certificates  and the Class
II-A-2 Certificates.

      Class II-A-1 Certificate:  Any Certificate designated as a "Class II-A-1
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-1  hereto, representing the right to the Percentage  Interest of  distributions  provided for  the  Class  II-A-1  Certificates  as  set  forth  herein  and  evidencing ownership of a Regular  Interest in REMIC III together with certain  rights to payments from the Yield Maintenance Agreements.

      Class II-A-2 Certificate:  Any Certificate designated as a "Class II-A-2
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-1  hereto, representing the right to the Percentage  Interest of  distributions  provided for  the  Class  II-A-2  Certificates  as  set  forth  herein  and  evidencing ownership of a Regular  Interest in REMIC III together with certain  rights to payments from the Yield Maintenance Agreements.

      Class II-A Principal  Distribution  Amount:  For any Distribution  Date,
with respect to the Class II-A Certificates and any Distribution  Date, is the
product  of the Class A  Principal  Distribution  Amount and a  fraction,  the numerator  of  which  is the  Principal  Funds  for  Loan  Group  II for  such
Distribution  Date and the  denominator  of which is the  Principal  Funds for both Loan Groups for such Distribution Date.

      Class  CE  Certificate:  Any  Certificate  designated  as  a  "Class  CE
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-4  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class CE  Certificates  herein and  evidencing  ownership of REMIC III
Regular Interests CE-I and CE-P.

      Class CE Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Current  Interest  for the Class CE  Certificates  for such
Distribution  Date  (which  shall be  deemed  distributable  to the  REMIC III
Regular Interest CE-I) and (ii) any  Overcollateralization  Release Amount for
such Distribution  Date (which shall be deemed  distributable to the REMIC III
Regular Interest CE-I); provided,  however that on any Distribution Date after the  Distribution  Date on which the  Certificate  Principal  Balances  of the
Class A Certificates  and Class M Certificates  have been reduced to zero, the
Class CE Distribution  Amount shall include the  Overcollateralization  Amount
(which  shall  be  deemed  distributable,  first,  to the  REMIC  III  Regular
Interest  CE-I in respect of accrued and unpaid  interest  thereon  until such accrued and unpaid  interest shall have been reduced to zero and,  thereafter, to the REMIC III Regular  Interest  CE-P in respect of the  principal  balance thereof).

      Class M  Certificate:  The Class M-1,  Class M-2,  Class M-3, Class M-4,
Class  M-5,  Class  M-6,  Class  M-7,  Class  M-8,  Class  M-9A and Class M-9B
Certificates.

      Class  M-1  Certificate:  Any  Certificate  designated  as a "Class  M-1
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-1  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-1 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount  and (y) the  excess,  if any,  of (a) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A Certificates  (after taking into  account the  distribution  of the Class A Principal  Distribution
Amount on such Distribution Date and (2) the Certificate  Principal Balance of
the Class M-1 Certificates  immediately prior to such Distribution  Date, over
(b) the lesser of (1) the product of (x) 74.10% and (y) the  aggregate  Stated
Principal  Balance of the Mortgage Loans for such  Distribution  Date, and (2)
the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  for  such
Distribution Date minus $6,727,415.

      Class  M-2  Certificate:  Any  Certificate  designated  as a "Class  M-2
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-2  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-2 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount and the Class M-1 Principal  Distribution  Amount and (y)
the excess, if any, of (a) the sum of (1) the aggregate  Certificate Principal
Balance  of  the  Class  A   Certificates   (after  taking  into  account  the
distribution   of  the  Class  A   Principal   Distribution   Amount  on  such
Distribution  Date),  (2) the Certificate  Principal  Balance of the Class M-1
Certificates  (after  taking into  account the  distribution  of the Class M-1
Principal   Distribution  Amount  on  such  Distribution  Date)  and  (3)  the
Certificate Principal Balance of the Class M-2 Certificates  immediately prior to such  Distribution  Date,  over (b) the  lesser of (1) the  product  of (x)
77.00% and (y) the aggregate  Stated  Principal  Balance of the Mortgage Loans for such Distribution  Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class  M-3  Certificate:  Any  Certificate  designated  as a "Class  M-3
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-3  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-3 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount,  the Class M-1  Principal  Distribution  Amount  and the
Class M-2  Principal  Distribution  Amount and (y) the excess,  if any, of (a)
the sum of (1) the  aggregate  Certificate  Principal  Balance  of the Class A
Certificates  (after  taking  into  account  the  distribution  of the Class A
Principal  Distribution Amount on such Distribution Date), (2) the Certificate
Principal  Balance of the Class M-1  Certificates  (after  taking into account the  distribution  of the  Class  M-1  Principal  Distribution  Amount on such
Distribution  Date),  (3) the Certificate  Principal  Balance of the Class M-2
Certificates  (after  taking into  account the  distribution  of the Class M-2
Principal   Distribution  Amount  on  such  Distribution  Date)  and  (4)  the
Certificate Principal Balance of the Class M-3 Certificates  immediately prior to such  Distribution  Date,  over (b) the  lesser of (1) the  product  of (x)
79.80% and (y) the aggregate  Stated  Principal  Balance of the Mortgage Loans for such Distribution  Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class  M-4  Certificate:  Any  Certificate  designated  as a "Class  M-4
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-4  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-4 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2 Principal  Distribution  Amount and the Class M-3  Principal  Distribution
Amount  and  (y) the  excess,  if  any,  of (a)  the sum of (1) the  aggregate
Certificate  Principal Balance of the Class A Certificates  (after taking into account the distribution of the Class A Principal  Distribution Amount on such
Distribution  Date),  (2) the Certificate  Principal  Balance of the Class M-1
Certificates  (after  taking into  account the  distribution  of the Class M-1
Principal  Distribution Amount on such Distribution Date), (3) the Certificate
Principal  Balance of the Class M-2  Certificates  (after  taking into account the  distribution  of the  Class  M-2  Principal  Distribution  Amount on such
Distribution  Date),  (4) the Certificate  Principal  Balance of the Class M-3
Certificates  (after  taking into  account the  distribution  of the Class M-3
Principal   Distribution  Amount  on  such  Distribution  Date)  and  (5)  the
Certificate Principal Balance of the Class M-4 Certificates  immediately prior to such  Distribution  Date,  over (b) the  lesser of (1) the  product  of (x)
82.20% and (y) the aggregate  Stated  Principal  Balance of the Mortgage Loans for such Distribution  Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class  M-5  Certificate:  Any  Certificate  designated  as a "Class  M-5
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-5  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-5 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution
Amount and the Class M-4 Principal  Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate  Certificate Principal Balance of the
Class A Certificates  (after taking into account the distribution of the Class
A  Principal   Distribution   Amount  on  such  Distribution  Date),  (2)  the
Certificate  Principal  Balance of the Class M-1  Certificates  (after  taking into account the distribution of the Class M-1 Principal  Distribution  Amount
on such  Distribution  Date),  (3) the  Certificate  Principal  Balance of the
Class M-2  Certificates  (after  taking into account the  distribution  of the
Class M-2 Principal  Distribution  Amount on such Distribution  Date), (4) the
Certificate  Principal  Balance of the Class M-3  Certificates  (after  taking into account the distribution of the Class M-3 Principal  Distribution  Amount
on such  Distribution  Date),  (5) the  Certificate  Principal  Balance of the
Class M-4  Certificates  (after  taking into account the  distribution  of the
Class M-4 Principal  Distribution  Amount on such  Distribution  Date) and (6)
the Certificate  Principal  Balance of the Class M-5 Certificates  immediately prior to such  Distribution  Date,  over (b) the lesser of (1) the  product of
(x) 84.90% and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans for such  Distribution  Date,  and (2) the  aggregate  Stated  Principal
Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class  M-6  Certificate:  Any  Certificate  designated  as a "Class  M-6
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-6  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-6 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution
Amount,  the  Class  M-4  Principal  Distribution  Amount  and the  Class  M-5
Principal  Distribution  Amount and (y) the excess,  if any, of (a) the sum of
(1) the aggregate  Certificate  Principal  Balance of the Class A Certificates
(after  taking  into  account  the  distribution  of  the  Class  A  Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance  of  the  Class  M-1  Certificates  (after  taking  into  account  the
distribution  of  the  Class  M-1  Principal   Distribution   Amount  on  such
Distribution  Date),  (3) the Certificate  Principal  Balance of the Class M-2
Certificates  (after  taking into  account the  distribution  of the Class M-2
Principal  Distribution Amount on such Distribution Date), (4) the Certificate
Principal  Balance of the Class M-3  Certificates  (after  taking into account the  distribution  of the  Class  M-3  Principal  Distribution  Amount on such
Distribution  Date),  (5) the Certificate  Principal  Balance of the Class M-4
Certificates  (after  taking into  account the  distribution  of the Class M-4
Principal  Distribution Amount on such Distribution Date), (6) the Certificate
Principal  Balance of the Class M-5  Certificates  (after  taking into account the  distribution  of the  Class  M-5  Principal  Distribution  Amount on such
Distribution Date) and (7) the Certificate  Principal Balance of the Class M-6
Certificates  immediately prior to such Distribution Date, over (b) the lesser of (1) the  product  of (x)  87.50%  and (y) the  aggregate  Stated  Principal
Balance  of the  Mortgage  Loans  for  such  Distribution  Date,  and  (2) the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  for  such
Distribution Date minus $6,727,415.

      Class  M-7  Certificate:  Any  Certificate  designated  as a "Class  M-7
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-7  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-7 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution
Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal
Distribution  Amount and the Class M-6 Principal  Distribution  Amount and (y)
the excess, if any, of (a) the sum of (1) the aggregate  Certificate Principal
Balance  of  the  Class  A   Certificates   (after  taking  into  account  the
distribution   of  the  Class  A   Principal   Distribution   Amount  on  such
Distribution  Date),  (2) the Certificate  Principal  Balance of the Class M-1
Certificates  (after  taking into  account the  distribution  of the Class M-1
Principal  Distribution Amount on such Distribution Date), (3) the Certificate
Principal  Balance of the Class M-2  Certificates  (after  taking into account the  distribution  of the  Class  M-2  Principal  Distribution  Amount on such
Distribution  Date),  (4) the Certificate  Principal  Balance of the Class M-3
Certificates  (after  taking into  account the  distribution  of the Class M-3
Principal  Distribution Amount on such Distribution Date), (5) the Certificate
Principal  Balance of the Class M-4  Certificates  (after  taking into account the  distribution  of the  Class  M-4  Principal  Distribution  Amount on such
Distribution  Date),  (6) the Certificate  Principal  Balance of the Class M-5
Certificates  (after  taking into  account the  distribution  of the Class M-5
Principal  Distribution Amount on such Distribution Date), (7) the Certificate
Principal  Balance of the Class M-6  Certificates  (after  taking into account the  distribution  of the  Class  M-6  Principal  Distribution  Amount on such
Distribution  Date)  immediately  prior to such  Distribution Date and (8) the
Certificate Principal Balance of the Class M-7 Certificates  immediately prior to such  Distribution  Date,  over (b) the  lesser of (1) the  product  of (x)
89.50% and (y) the aggregate  Stated  Principal  Balance of the Mortgage Loans for such Distribution  Date, and (2) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus $6,727,415.

      Class  M-8  Certificate:  Any  Certificate  designated  as a "Class  M-8
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-8  Certificates  as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-8 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution
Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal
Distribution  Amount,  the Class M-6  Principal  Distribution  Amount  and the
Class M-7  Principal  Distribution  Amount and (y) the excess,  if any, of (a)
the sum of (1) the  aggregate  Certificate  Principal  Balance  of the Class A
Certificates  (after  taking  into  account  the  distribution  of the Class A
Principal  Distribution Amount on such Distribution Date), (2) the Certificate
Principal  Balance of the Class M-1  Certificates  (after  taking into account the  distribution  of the  Class  M-1  Principal  Distribution  Amount on such
Distribution  Date),  (3) the Certificate  Principal  Balance of the Class M-2
Certificates  (after  taking into  account the  distribution  of the Class M-2
Principal  Distribution Amount on such Distribution Date), (4) the Certificate
Principal  Balance of the Class M-3  Certificates  (after  taking into account the  distribution  of the  Class  M-3  Principal  Distribution  Amount on such
Distribution  Date),  (5) the Certificate  Principal  Balance of the Class M-4
Certificates  (after  taking into  account the  distribution  of the Class M-4
Principal  Distribution Amount on such Distribution Date), (6) the Certificate
Principal  Balance of the Class M-5  Certificates  (after  taking into account the  distribution  of the  Class  M-5  Principal  Distribution  Amount on such
Distribution  Date),  (7) the Certificate  Principal  Balance of the Class M-6
Certificates  (after  taking into  account the  distribution  of the Class M-6
Principal  Distribution Amount on such Distribution Date) immediately prior to such  Distribution  Date, (8) the Certificate  Principal  Balance of the Class
M-7 Certificates  (after taking into account the distribution of the Class M-7
Principal  Distribution Amount on such Distribution Date) immediately prior to such Distribution Date and (9) the Certificate  Principal Balance of the Class
M-8 Certificates  immediately  prior to such  Distribution  Date, over (b) the lesser  of (1)  the  product  of (x)  91.50%  and  (y)  the  aggregate  Stated
Principal  Balance of the Mortgage Loans for such  Distribution  Date, and (2)
the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  for  such
Distribution Date minus $6,727,415.

      Class M-9  Certificates:  The Class M-9A Certificates and the Class M-9B
Certificates.

      Class M-9A  Certificate:  Any  Certificate  designated  as a "Class M-9A
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-9A  Certificates as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-9B  Certificate:  Any  Certificate  designated  as a "Class M-9B
Certificate"  on the  face  thereof,  in  the  form  of  Exhibit  A-2  hereto, representing the right to its Percentage  Interest of  distributions  provided for the Class M-9B  Certificates as set forth herein and evidencing  ownership of a Regular  Interest in REMIC III together  with certain  rights to payments from the Yield Maintenance Agreements.

      Class M-9 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the lesser of (x) the remaining Principal  Distribution Amount for  such  Distribution  Date  after  distribution  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class
M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution
Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal
Distribution  Amount, the Class M-6 Principal  Distribution  Amount, the Class
M-7 Principal  Distribution  Amount and the Class M-8  Principal  Distribution
Amount  and  (y) the  excess,  if  any,  of (a)  the sum of (1) the  aggregate
Certificate  Principal Balance of the Class A Certificates  (after taking into account the distribution of the Class A Principal  Distribution Amount on such
Distribution  Date),  (2) the Certificate  Principal  Balance of the Class M-1
Certificates  (after  taking into  account the  distribution  of the Class M-1
Principal  Distribution Amount on such Distribution Date), (3) the Certificate
Principal  Balance of the Class M-2  Certificates  (after  taking into account the  distribution  of the  Class  M-2  Principal  Distribution  Amount on such
Distribution  Date),  (4) the Certificate  Principal  Balance of the Class M-3
Certificates  (after  taking into  account the  distribution  of the Class M-3
Principal  Distribution Amount on such Distribution Date), (5) the Certificate
Principal  Balance of the Class M-4  Certificates  (after  taking into account the  distribution  of the  Class  M-4  Principal  Distribution  Amount on such
Distribution  Date),  (6) the Certificate  Principal  Balance of the Class M-5
Certificates  (after  taking into  account the  distribution  of the Class M-5
Principal  Distribution Amount on such Distribution Date), (7) the Certificate
Principal  Balance of the Class M-6  Certificates  (after  taking into account the  distribution  of the  Class  M-6  Principal  Distribution  Amount on such
Distribution  Date),  (8) the Certificate  Principal  Balance of the Class M-7
Certificates  (after  taking into  account the  distribution  of the Class M-7
Principal  Distribution Amount on such Distribution Date), (9) the Certificate
Principal  Balance of the Class M-8  Certificates  (after  taking into account the  distribution  of the  Class  M-8  Principal  Distribution  Amount on such
Distribution  Date) immediately prior to such Distribution  Date, and (10) the
aggregate   Certificate  Principal  Balance  of  the  Class  M-9  Certificates
immediately  prior to such  Distribution  Date, over (b) the lesser of (1) the product of (x) 94.20% and (y) the aggregate  Stated  Principal  Balance of the
Mortgage  Loans  for such  Distribution  Date,  and (2) the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans for such  Distribution  Date minus
$6,727,415.

      Class  R-1  Certificate:   Any  Certificate   designated  a  "Class  R-1
Certificate"  on the face  thereof,  in  substantially  the form set  forth in
Exhibit  A-5  hereto,   evidencing  the  Residual  Interest  in  REMIC  I  and
representing the right to the Percentage  Interest of  distributions  provided for the Class R-1 Certificates as set forth herein.

      Class  R-2  Certificate:   Any  Certificate   designated  a  "Class  R-2
Certificate"  on the face  thereof,  in  substantially  the form set  forth in
Exhibit  A-5  hereto,  evidencing  the  Residual  Interest  in  REMIC  II  and representing the right to the Percentage  Interest of  distributions  provided for the Class R-2 Certificates as set forth herein.

      Class  R-3  Certificate:   Any  Certificate   designated  a  "Class  R-3
Certificate"  on the face  thereof,  in  substantially  the form set  forth in
Exhibit  A-5  hereto,  evidencing  the  Residual  Interest  in  REMIC  III and representing the right to the Percentage  Interest of  distributions  provided for the Class R-3 Certificates as set forth herein.

      Closing Date: October 26, 2004.

      Code:  The Internal  Revenue Code of 1986,  including  any  successor or amendatory provisions.

      Compensating  Interest:  An amount  for any  Distribution  Date,  not to exceed the Servicing  Fee, to be applied by the Servicer to the payment of any
Prepayment  Interest  Shortfalls  on the  Mortgage  Loans  during the  related
Prepayment Periods.

      Conveyed Assets:  As defined in the Mortgage Loan Purchase Agreement.

      Corporate Trust Office: The Trustee's corporate trust office for purposes of presentment and surrender of the Certificates for the final distribution thereon and for transfers and exchanges, which office at the date of the execution of this Agreement is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BSABS 2004-BO1,
and for all other purposes is located at P.O. Box 98, Columbia, Maryland
21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia,
Maryland 21045), Attention: BSABS 2004-BO1, or at such other address as the
Trustee may designate from time to time.
      Corresponding  REMIC III Regular Interest:  With respect to Certificates
(other than the Class CE  Certificates),  the REMIC III Regular  Interest with the corresponding designation,  and with respect to the Class CE Certificates, the REMIC III Regular Interests CE-I and CE-P.

      Counterparty:   With   respect   to  each  of  the   Yield   Maintenance
Agreements, Bear Stearns Financial Products Inc.

      Current  Interest:   As  of  any  Distribution  Date,  with  respect  to
Certificates  of each Class  (other than the Residual  Certificates),  (i) the interest accrued on the Certificate  Principal Balance or Certificate Notional
Balance,  as applicable,  during the related  Accrual Period at the applicable
Pass-Through  Rate plus any  amount  previously  distributed  with  respect to
interest  for  such   Certificate  that  has  been  recovered  as  a  voidable
preference  by a  trustee  in  bankruptcy  minus  (ii)  the  sum  of  (a)  any
Prepayment  Interest  Shortfall for such Distribution  Date, to the extent not covered by  Compensating  Interest and (b) any Relief Act Interest  Shortfalls
during the  related  Due  Period,  provided,  however,  that for  purposes  of calculating  Current Interest for any such Class,  amounts specified in clause
(ii) hereof for any such  Distribution  Date shall be  allocated  first to the
Class CE  Certificates  and  Residual  Certificates  in  reduction  of amounts otherwise  distributable to such  Certificates on such  Distribution  Date and then any excess shall be allocated to each Class of Class A  Certificates  and
Class M  Certificates  pro rata based on the  respective  amounts of  interest
accrued   pursuant   to  clause  (i)  hereof  for  each  such  Class  on  such
Distribution Date.

      Current   Specified   Enhancement   Percentage:   With  respect  to  any
Distribution Date, the percentage  obtained by dividing (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class M Certificates and (ii)
the  Overcollateralization  Amount,  in each case prior to the distribution of the  Principal  Distribution  Amount  on such  Distribution  Date,  by (y) the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  for  such
Distribution Date.

      Custodial Agreement:  An agreement,  dated as of October 26, 2004, among the  Depositor,  the Seller,  the  Servicer,  the Trustee and the Custodian in
substantially the form of Exhibit K hereto.

      Custodian:   LaSalle  Bank  National   Association,   or  any  successor
custodian  appointed  pursuant  to the  provisions  hereof  and the  Custodial
Agreement.

      Cut-off  Date:  With  respect  to the  Actuarial  Loans,  the  close  of business  on October 1, 2004 and with  respect to the Simple  Interest  Loans, the close of business on October 14, 2004.

      Cut-off Date  Principal  Balance:  As to any Mortgage  Loan,  the unpaid principal  balance  thereof  as of the  close of  business  on the  applicable
Cut-off Date after  application  of all  Principal  Prepayments  and scheduled payments of principal  received  prior to the  applicable  Cut-off  Date.  The
aggregate   Cut-off  Date   Principal   Balance  of  the  Mortgage   Loans  is
$1,345,482,949.88.

      Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code in the  Scheduled  Payment for such  Mortgage  Loan that became final and non-appealable,  except such a reduction  resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent  jurisdiction of the Mortgaged Property in an amount less than the then  outstanding  indebtedness  under  such  Mortgage  Loan,  or any reduction  in the  amount  of  principal  to be paid in  connection  with  any
Scheduled Payment that results in a permanent forgiveness of principal,  which valuation or  reduction  results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificates: As defined in Section 6.06.

      Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced by a
Replacement Mortgage Loan.

      Delinquency  Event:  A  Delinquency  Event  shall have  occurred  and be continuing  if at any time,  (x) the percent  equivalent  of a  fraction,  the numerator of which is the aggregate Stated  Principal  Balance of the Mortgage
Loans that are 60 days or more  Delinquent  (including  for this  purpose  any such  Mortgage  Loans in  bankruptcy or  foreclosure  and Mortgage  Loans with respect to which the  related  Mortgaged  Property is REO  Property),  and the denominator of which is the aggregate Stated  Principal  Balance of all of the
Mortgage  Loans for such  Distribution  Date  exceeds  (y) 50% of the  Current
Specified Enhancement Percentage.

      Delinquent:  A Mortgage Loan is  "delinquent" if any payment due thereon is not made  pursuant  to the  terms  of such  Mortgage  Loan by the  close of business on the day such payment is  scheduled  to be due. An  Actuarial  Loan is  considered to be "30 days  delinquent"  when a payment due on any due date remains  unpaid  as of  the  close  of  business  on  the  last  business  day immediately  prior to the next following  monthly due date. A Simple  Interest
Loan is "30 days  delinquent"  if such  payment  has not been  received by the
close  of  business  on  the   corresponding  day  of  the  month  immediately
succeeding  the month in which such  payment was due,  or, if there is no such corresponding  day (e.g.,  as when a 30-day  month  follows a 31-day  month in which a payment was due on the 31st day of such  month),  then on the last day of such  immediately  succeeding  month.  Similarly for "60 days  delinquent,"
"90 days delinquent" and so on.

      Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the "Initial Principal Balance of this Certificate".

      Depositor:  Bear  Stearns  Asset  Backed  Securities  I LLC,  a Delaware
limited liability company, or its successor in interest.

      Depository:  The  initial  Depository  shall  be  The  Depository  Trust
Company  ("DTC"),   the  nominee  of  which  is  Cede  &  Co.,  or  any  other organization  registered as a "clearing agency" pursuant to Section 17A of the
Securities  Exchange Act of 1934, as amended.  The Depository  shall initially be the  registered  Holder  of the  Book-Entry  Certificates.  The  Depository
shall  at  all  times  be a  "clearing  corporation"  as  defined  in  Section
8-102(a)(5) of the Uniform Commercial Code of the State of New York.

      Depository   Agreement:   With  respect  to  the  Class  of   Book-Entry
Certificates,  the agreement among the Depositor,  the Trustee and the initial
Depository,  dated  as of the  Closing  Date,  substantially  in the  form  of
Exhibit I.

      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution  or other Person for whom from time to time a  Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination  Date: With respect to any Distribution Date, the 15th day of the month of such  Distribution Date or, if such 15th day is not a Business
Day, the immediately preceding Business Day.

      Distribution   Account:   The  separate  Eligible  Account  created  and
maintained by the Trustee  pursuant to Section 4.04 in the name of the Trustee for the  benefit  of the  Certificateholders  designated  "Wells  Fargo  Bank,
National  Association,  in trust for registered  holders of Bear Stearns Asset
Backed Securities I LLC, Asset-Backed  Certificates,  Series 2004-BO1".  Funds
in the Distribution Account shall be held in trust for the  Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution  Account  Deposit  Date:  The  Business  Day  prior to each
Distribution Date.

      Distribution  Date:  The  25th  day of each  calendar  month  after  the initial  issuance of the  Certificates,  or if such 25th day is not a Business
Day, the next succeeding Business Day, commencing in November 2004.

      Due Date: As to any Mortgage  Loan,  the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

      Due Period:  With respect to any Distribution Date and (i) the Actuarial
Loans,  the period from the second day of the  calendar  month  preceding  the calendar  month  in which  such  Distribution  Date  occurs  through  close of business  on the first day of the  calendar  month in which such  Distribution
Date occurs or (ii) the Simple Interest  Loans,  the period from the fifteenth day of  the  calendar  month  preceding  the  calendar  month  in  which  such
Distribution  Date occurs  through close of business on the  fourteenth day of the calendar month in which such Distribution Date occurs.

      Eligible  Account:  Any of (i) an account or accounts  maintained with a federal  or state  chartered  depository  institution  or trust  company,  the
long-term   unsecured  debt   obligations   and   short-term   unsecured  debt
obligations  of which (or, in the case of a  depository  institution  or trust company  that is the  principal  subsidiary  of a  holding  company,  the debt obligations  of such  holding  company,  so long as  Moody's  is not a  Rating
Agency)  are rated by each Rating  Agency in one of its two highest  long-term and its highest  short-term rating categories,  respectively,  at the time any amounts  are held on deposit  therein,  or (ii) an account  or  accounts  in a depository  institution or trust company in which such accounts are insured by the FDIC (to the limits  established  by the FDIC) and the uninsured  deposits in which accounts are otherwise  secured such that, as evidenced by an Opinion
of  Counsel  delivered  to  the  Trustee  and  to  each  Rating  Agency,   the
Certificateholders  have a claim with  respect to the funds in such account or a perfected first priority  security  interest  against any collateral  (which shall be  limited  to  Permitted  Investments)  securing  such  funds  that is superior to claims of any other  depositors  or  creditors  of the  depository institution or trust company in which such account is  maintained,  or (iii) a trust account or accounts  maintained with the corporate trust department of a federal or state  chartered  depository  institution  or trust company  having capital  and  surplus of not less than  $50,000,000,  acting in its  fiduciary capacity  or (iv) any other  account  acceptable  to the Rating  Agencies,  as evidenced in writing.  Eligible  Accounts may bear interest,  and may include, if otherwise  qualified under this  definition,  accounts  maintained with the
Trustee.

      EMC:  EMC  Mortgage  Corporation,   a  Delaware  corporation,   and  its
successors and assigns.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificate:  Each of the Class CE Certificates and the
Residual Certificates.

      Event of Default: As defined in Section 8.01 hereof.

      Excess Cashflow:  With respect to any Distribution  Date, an amount,  if
any,  equal  to  the  sum  of  (a)  the  Remaining   Excess  Spread  for  such
Distribution  Date and (b) the  Overcollateralization  Release Amount for such
Distribution Date.

      Excess  Liquidation  Proceeds:  To the extent not  required by law to be paid  to the  related  Mortgagor,  the  excess,  if  any,  of any  Liquidation
Proceeds with respect to a Mortgage Loan over the Stated Principal  Balance of such  Mortgage  Loan and accrued and unpaid  interest at the related  Mortgage
Rate  through  the last day of the month in which the  Mortgage  Loan has been liquidated.

      Excess Spread:  With respect to any  Distribution  Date, the excess,  if any, of (i) the Interest  Funds for such  Distribution  Date over (ii) the sum of Current  Interest on the Class A Certificates  and Class M Certificates and
Interest  Carry  Forward  Amounts  on the  Class A  Certificates  (other  than
Interest  Carry Forward  Amounts paid pursuant to Section  5.04(a)(4)(A)),  in each case for such Distribution Date.

      Exemption:  Prohibited Transaction Exemption 90-30, as amended from time to time.

      Extra Principal  Distribution  Amount:  With respect to any Distribution
Date,  the  lesser of (i) the  excess,  if any,  of the  Overcollateralization
Target  Amount  for such  Distribution  Date  over  the  Overcollateralization
Amount for such  Distribution  Date (after giving effect to  distributions  of principal  on the  Certificates  other than any Extra  Principal  Distribution
Amount) and (ii) the Excess Spread for such Distribution Date.

      Fannie   Mae:   Fannie  Mae   (formerly,   Federal   National   Mortgage
Association), or any successor thereto.

      FDIC:  The  Federal  Deposit  Insurance  Corporation,  or any  successor thereto.

      Final  Certification:  The  certification  substantially  in the form of
Exhibit Three to the Custodial Agreement.

      FIRREA: The Financial  Institutions  Reform,  Recovery,  and Enforcement
Act of 1989.

      Final  Recovery  Determination:  With respect to any defaulted  Mortgage
Loan  or  any  REO  Property  (other  than a  Mortgage  Loan  or REO  Property purchased by the Seller  pursuant to or as  contemplated by Section 2.03(c) or
Section  10.01),  a  determination  made by the  Servicer  that all  Insurance
Proceeds,  Liquidation  Proceeds and other  payments or  recoveries  which the
Servicer,  in its  reasonable  good  faith  judgment,  expects  to be  finally recoverable  in respect  thereof have been so  recovered.  The Servicer  shall maintain records of each Final Recovery Determination made thereby.

      Freddie Mac:  Federal Home Loan Mortgage  Corporation,  or any successor thereto.

      Gross Margin:  With respect to each  Adjustable  Rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note that is added to the
Index on each  Adjustment  Date in  accordance  with the terms of the  related
Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

      Group I Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule.

      Group I Net  WAC  Rate:  With  respect  to any  Distribution  Date,  the weighted  average  of the Net  Mortgage  Rates on the  Mortgage  Loans in Loan
Group I, weighted on the basis of the Stated  Principal  Balances  thereof for the preceding  Distribution Date, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

      Group I Principal  Distribution Amount: With respect to any Distribution
Date, the product of the Principal  Distribution  Amount for such Distribution
Date and a fraction,  the  numerator of which is the  Principal  Funds for the
Loan Group I for such  Distribution  Date and the  denominator of which is the
Principal Funds for both Loan Groups for such Distribution Date.

      Group II Loans:  The Mortgage  Loans  identified as such on the Mortgage
Loan Schedule.

      Group  II   Principal   Distribution   Amount:   With   respect  to  any
Distribution Date, the product of the Principal  Distribution  Amount for such
Distribution  Date and a fraction,  the  numerator  of which is the  Principal
Funds for the Loan Group II for such  Distribution Date and the denominator of which is the Principal Funds for both loan Groups for such Distribution Date.

      Group II Net WAC  Rate:  With  respect  to any  Distribution  Date,  the weighted  average  of the Net  Mortgage  Rates on the  Mortgage  Loans in Loan
Group II, weighted on the basis of the Stated  Principal  Balances thereof for the preceding  Distribution Date, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

      Indemnified  Persons:  The  Trustee,  the  Servicer,  the Trust Fund and
their  officers,  directors,  agents and  employees  and,  with respect to the
Trustee,  any separate  co-trustee  and its  officers,  directors,  agents and employees, as applicable.

      Index:  With  respect to each  Adjustable  Rate  Mortgage  Loan and with respect  to each  related  Adjustment  Date,  the  index as  specified  in the related Mortgage Note.

      Initial  Certification:  The certification  substantially in the form of
Exhibit One to the Custodial Agreement.

      Initial Certificate  Principal Balance: With respect to any Certificate, the  Certificate  Principal  Balance of such  Certificate  or any  predecessor
Certificate on the Closing Date.

      Institutional  Accredited Investor:  Any Person meeting the requirements of Rule  501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Proceeds:  Proceeds  paid in  respect of the  Mortgage  Loans pursuant to any Insurance  Policy and any other  insurance  policy  covering a
Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the Mortgage,  the Servicer or the trustee under the deed of trust and are not applied to the  restoration of the related  Mortgaged  Property or released to the  Mortgagor in  accordance  with the  procedures  that the  Servicer  would follow in  servicing  mortgage  loans held for its own  account,  in each case other  than any  amount  included  in such  Insurance  Proceeds  in respect of
Insured Expenses.

      Insured Expenses:  Expenses covered by any insurance policy with respect to the Mortgage Loans.

      Interest  Carry Forward  Amount:  As of any  Distribution  Date and with respect to each Class of  Certificates  (other than the Class CE  Certificates and the Residual  Certificates),  the sum of (i) the excess of (a) the Current
Interest for such Class with respect to such  Distribution  Date and any prior
Distribution  Dates over (b) the amount actually  distributed to such Class of
Certificates  with  respect to  interest on such  Distribution  Dates and (ii)
interest   thereon  (to  the  extent  permitted  by  applicable  law)  at  the applicable  Pass-Through  Rate for such Class for the related  Accrual  Period including the Accrual Period relating to such Distribution Date.

      Interest  Determination  Date:  Shall mean the second LIBOR Business Day preceding the commencement of each Accrual Period.

      Interest  Funds:  With  respect to each Loan Group and any  Distribution
Date  (i) the sum,  without  duplication,  of (a) all  interest  collected  in respect of the related Due Period and  received by the Servicer on or prior to the related  Determination  Date with  respect to the related  Mortgage  Loans less the  Servicing  Fee,  the Trustee  Fee and the LMPI Fee, if any,  (b) all
Advances  relating to interest with respect to the related Mortgage Loans made on or  prior  to the  related  Distribution  Account  Deposit  Date,  (c)  all
Compensating  Interest with respect to the related Mortgage Loans and required to be remitted by the  Servicer  pursuant to this  Agreement  with  respect to such  Distribution  Date, (d) Liquidation  Proceeds and Subsequent  Recoveries
with  respect to the  related  Mortgage  Loans  collected  during the  related
Prepayment  Period (to the extent such  Liquidation  Proceeds  and  Subsequent
Recoveries relate to interest),  and (e) all amounts relating to interest with respect to each  Mortgage  Loan in such Loan Group  repurchased  by the Seller pursuant to Sections  2.02 and 2.03 and by the Majority CE Holder  pursuant to
Section  3.18,  in each case to the extent  remitted  by the  Servicer  to the
Distribution  Account  pursuant  to this  Agreement,  minus  (ii) all  amounts required to be  reimbursed  pursuant to Sections 4.02 and 4.05 or as otherwise set forth in this Agreement.

      Interim  Certification:  The certification  substantially in the form of
Exhibit Two to the Custodial Agreement.

      Last  Scheduled  Distribution  Date:  Solely for purposes of the face of the Certificates as follows: with respect to (i) the Certificates,  other than the Class I-A-1  Certificates  and Class M-9A  Certificates,  the Distribution
Date in October  2034;  with  respect  to the Class  I-A-1  Certificates,  the
Distribution   Date  in  January   2018;   with  respect  to  the  Class  M-9A
Certificates, the Distribution Date in March 2022.

      Latest  Possible  Maturity  Date:  The  Distribution  Date in the  month following the final scheduled  maturity date of the Mortgage Loan in the Trust
Fund having the latest  scheduled  maturity date as of the applicable  Cut-off
Date.  For  purposes  of the  Treasury  Regulations  under Code  section  860A through  860G,  the latest  possible  maturity  date of each regular  interest issued  by REMIC I,  REMIC  II and  REMIC  III  shall be the  Latest  Possible
Maturity Date.

      LIBOR  Business  Day:  Shall  mean a day on  which  banks  are  open for dealing in foreign currency and exchange in London and New York City.

      Liquidated  Loan:  With  respect to any  Distribution  Date, a defaulted
Mortgage Loan that has been  liquidated  through  deed-in-lieu of foreclosure,
foreclosure  sale,   trustee's  sale  or  other  realization  as  provided  by
applicable  law governing the real  property  subject to the related  Mortgage and any  security  agreements  and as to which the  Servicer  has made a Final
Recovery Determination with respect thereto.

      Liquidation Proceeds:  Amounts, other than Insurance Proceeds,  received in connection  with the partial or complete  liquidation  of a Mortgage  Loan,
whether  through  trustee's  sale,  foreclosure  sale  or  otherwise,   or  in
connection with any  condemnation  or partial release of a Mortgaged  Property and any other proceeds received with respect to an REO Property,  less the sum of related  unreimbursed  Advances,  Servicing Fees and Servicing Advances and
all  expenses of  liquidation,  including  property  protection  expenses  and foreclosure and sale costs, including court and reasonable attorneys fees.

      Loan-to-Value  Ratio:  The  fraction,  expressed  as a  percentage,  the numerator of which is the original  principal  balance of the related Mortgage
Loan  and the  denominator  of  which is the  Appraised  Value of the  related
Mortgaged Property.

      Loan Group: Any of Loan Group I or Loan Group II.

      Loan Group I: The Mortgage  Loans  included as such on the Mortgage Loan
Schedule.

      Loan Group II: The Mortgage  Loans included as such on the Mortgage Loan
Schedule.

      LPMI Fee: The fee payable to the insurer for each  Mortgage Loan subject to an LPMI Policy as set forth in such LPMI Policy.

      LPMI  Policy:  A policy  of  mortgage  guaranty  insurance  issued by an insurer  meeting the  requirements  of Fannie Mae and Freddie Mac in which the
Servicer  or  the  related   subservicer  of  the  related  Mortgage  Loan  is
responsible  for the payment of the LPMI Fee  thereunder  from  collections on the related Mortgage Loan.

      Majority  CE  Holder:  The  holder  of  a  majority  of  the  Percentage
Interests of the Class CE Certificates,  or if no such single holder, then EMC or its designee.

      Marker  Rate:  With  respect to the Class CE  Certificates  or the REMIC
III  Regular  Interest  CE-I and any  Distribution  Date,  in  relation to the
REMIC II  Regular  Interests  LT1, LT2,  LT3, LT4 and LT-Y1,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC II
Pass-Through  Rates for REMIC II  Regular  Interest  LT2 and REMIC II  Regular
Interest  LT3.  With  respect  to the Class CE  Certificates  or the REMIC III
Regular Interest CE-I and any  Distribution  Date, in relation to the REMIC II
Regular  Interests LT5, LT6, LT7, LT8 and LT-Y2, a per annum rate equal to two
(2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through
Rates for REMIC II Regular Interest LT6 and REMIC II Regular Interest LT7.

      Maximum  Mortgage Rate:  With respect to each  Adjustable  Rate Mortgage
Loan,  the  percentage  set forth in the related  Mortgage Note as the maximum
Mortgage Rate thereunder.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the  laws of the  State of  Delaware,  or any successor thereto.

      MERS®   System:   The  system  of   recording   transfers  of  Mortgages
electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS® System.

      Minimum  Mortgage Rate:  With respect to each  Adjustable  Rate Mortgage
Loan,  the  percentage  set forth in the related  Mortgage Note as the minimum
Mortgage Rate thereunder.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Statement:  The statement  delivered to the  Certificateholders pursuant to Section 5.05.

      Moody's: Moody's Investors Service, Inc., and any successor thereto.

      Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first  or more  junior  lien on or  first or more  junior  priority  ownership interest in an estate in fee simple in real property securing a Mortgage Note.

      Mortgage  File:  The  mortgage  documents  listed in Section 2.01 hereof pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents delivered to the  Custodian to be added to the Mortgage  File pursuant to this
Agreement and the Custodial Agreement.

      Mortgage Loans:  Such of the Mortgage Loans  transferred and assigned to the Trustee pursuant to the provisions  hereof,  as from time to time are held as a part of the Trust Fund  (including any REO Property),  the mortgage loans so held  being  identified  in the  Mortgage  Loan  Schedule,  notwithstanding foreclosure or other acquisition of title of the related  Mortgaged  Property.
"Mortgage Loans" shall mean, with respect to the Servicer,  the Mortgage Loans other  than the  Specially  Serviced  Mortgage  Loans,  and with  respect to a
Special  Servicer,  the related  Specially  Serviced  Mortgage Loans; with the result that the  Servicer  shall  service the Mortgage  Loans,  other than the
Specially  Serviced  Mortgage  Loans,  in  accordance  with the  terms of this
Agreement and the Specially  Serviced  Mortgage Loans shall be serviced by the related Special  Servicer,  in accordance with the terms of this Agreement and the applicable Special Servicing Agreement.

      Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement,
dated  as of  October  26,  2004,  between  the  Seller,  as  seller  and  the
Depositor, as purchaser, in the form attached hereto as Exhibit M.

      Mortgage  Loan  Purchase  Price:  The price,  calculated as set forth in
Section  10.01,  to be paid in connection  with the repurchase of the Mortgage
Loans pursuant to Section 10.01.

      Mortgage  Loan  Schedule:  The list of  Mortgage  Loans (as from time to time  amended by the Seller or the Servicer to reflect the deletion of Deleted
Mortgage Loans and the addition of Replacement  Mortgage Loans pursuant to the provisions of this Agreement)  transferred to the Trustee as part of the Trust
Fund and from time to time  subject to this  Agreement,  the initial  Mortgage
Loan Schedule being attached  hereto as Exhibit B, setting forth the following information with respect to each Mortgage Loan:

(i)   the loan number;

(ii)  the Mortgage Rate in effect as of the applicable Cut-off Date;

(iii) the Servicing Fee Rate;

(iv)  the Trustee Fee;

(v)   the LPMI Fee, if applicable;

(vi)  the Net Mortgage Rate in effect as of the applicable Cut-off Date;

(vii) the maturity date;

(viii)      the original principal balance;

(ix)  the applicable Cut-off Date Principal Balance;

(x)   the original term;

(xi)  the remaining term;

(xii) the property type;

(xiii)      the MIN with respect to each MOM Loan;

(xiv) with  respect  to  each  Adjustable  Rate  Mortgage  Loan,  the  Minimum
Mortgage Rate;

(xv)  with  respect  to  each  Adjustable  Rate  Mortgage  Loan,  the  Maximum
Mortgage Rate;

(xvi) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xvii)      with  respect to each  Adjustable  Rate  Mortgage  Loan,  the next
Adjustment Date;

(xviii)     with respect to each  Adjustable  Rate Mortgage Loan, the Periodic
Rate Cap;

(xix) the Loan Group;

(xx)  the amount of any Seller Arrearages, if any;

(xxi) a code  indicating  whether such Mortgage  Loan is an Actuarial  Loan or
Simple Interest Loan;  and

(xxii)      a code  indicating  whether such  Mortgage Loan is a first lien, a second lien or a third lien Mortgage Loan.

Such  schedule  shall  also set forth the  aggregate  Cut-off  Date  Principal
Balance for all of the Mortgage Loans.

      Mortgage  Note:  The  original   executed  note  or  other  evidence  of
indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage  Rate:  With respect to each fixed rate Mortgage Loan, the rate set forth in the related  Mortgage Note.  With respect to each Adjustable Rate
Mortgage  Loan,  the annual rate at which  interest  accrues on such  Mortgage
Loan  from  time to time in  accordance  with the  provisions  of the  related
Mortgage Note, which rate (A) as of any date of determination  until the first
Adjustment  Date following the  applicable  Cut-off Date shall be the rate set
forth  in  the  Mortgage   Loan  Schedule  as  the  Mortgage  Rate  in  effect
immediately  following the  applicable  Cut-off Date and (B) as of any date of determination  thereafter  shall be the rate as  adjusted  on the most  recent
Adjustment  Date,  to equal the sum,  rounded  to the next  highest or nearest
0.125% (as provided in the Mortgage  Note),  of the Index,  determined  as set forth in the related  Mortgage Note,  plus the related Gross Margin subject to the limitations  set forth in the related  Mortgage Note. With respect to each
Mortgage Loan that becomes an REO Property,  as of any date of  determination, the annual  rate  determined  in  accordance  with the  immediately  preceding sentence as of the date such Mortgage Loan became an REO Property.

      Mortgaged Property: The underlying property securing a Mortgage Loan.

      Mortgagor: The obligors on a Mortgage Note.

      Net Mortgage  Rate: As to each Mortgage  Loan,  and at any time, the per annum rate equal to the Mortgage  Rate less the sum of (i) the  Servicing  Fee
Rate,  (ii) the  Trustee  Fee and  (iii)  the  rate at  which  the LPMI Fee is calculated, if any.

      Net Rate Cap:  With  respect to the Class  I-A-1,  Class I-A-2 and Class
I-A-3  Certificates and any  Distribution  Date, a rate per annum equal to the weighted  average of the Net Mortgage  Rates during the related Due Periods on the then  Outstanding  Mortgage Loans in Loan Group I, weighted based on their
Stated Principal  Balances for such preceding  Distribution  Date. For federal income tax purposes,  however,  such rate shall be equal to the Uncertificated
REMIC II  Pass-Through  Rate for the REMIC II Regular  Interests  LT1, LT2 and
LT-Y1.

      With  respect  to  the  Class  II-A-1   Certificates  and  Class  II-A-2
Certificates  and  any  Distribution  Date,  a rate  per  annum  equal  to the weighted  average of the Net Mortgage  Rates during the related Due Periods on the then Outstanding  Mortgage Loans in Loan Group II, weighted based on their
Stated Principal  Balances for such preceding  Distribution  Date. For federal income tax purposes,  however,  such rate shall be equal to the Uncertificated
REMIC II  Pass-Through  Rate for the REMIC II Regular  Interests  LT5, LT6 and
LT-Y2.

      With respect to the Class M Certificates  and any  Distribution  Date, a
rate per annum equal to the weighted  average of the  weighted  average of the
Net  Mortgage  Rates  during the related  Due Periods on the then  Outstanding
Mortgage  Loans in each Loan Group,  weighted in  proportion to the results of subtracting  from the  aggregate  Stated  Principal  Balance of each such Loan
Group for such preceding  Distribution  Date, the Current  Principal Amount of
the related Classes of Senior  Certificates.  For federal income tax purposes,
however,   such  rate  shall  be  equal  to  the   weighted   average  of  the
Uncertificated  REMIC II Pass-Through  Rates on the REMIC II Regular Interests
LT-Y1 and  LT-Y2,  weighted  on the basis of their  respective  Uncertificated
Principal Balances.

      Non-Book-Entry  Certificate:  Any  Certificate  other than a  Book-Entry
Certificate.

      Nonrecoverable  Advance:  Any portion of an Advance or Servicing Advance previously  made  or  proposed  to be made by the  Servicer  pursuant  to this
Agreement,  that, in the good faith judgment of the Servicer,  will not or, in the case of a proposed  advance,  would not, be ultimately  recoverable  by it from the related Mortgagor,  related Liquidation Proceeds,  Insurance Proceeds or otherwise.

      Offered  Certificates:  The Class I-A-1, Class I-A-2, Class I-A-3, Class
II-A-1,  Class II-A-2,  Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8, Class M-9A and Class M-9B Certificates.

      Officer's  Certificate:  A certificate (i) signed by the Chairman of the
Board,  the Vice  Chairman  of the  Board,  the  President,  a Vice  President
(however  denominated),  an  Assistant  Vice  President,  the  Treasurer,  the
Secretary,  or one of the assistant treasurers or assistant secretaries of the
Depositor  or the  Servicer  (or  any  other  officer  customarily  performing functions  similar to those performed by any of the above designated  officers and  also to whom,  with  respect  to a  particular  matter,  such  matter  is referred  because  of  such  officer's  knowledge  of and  familiarity  with a particular  subject) or (ii), if provided for in this  Agreement,  signed by a
Servicing  Officer,  as the case may be, and delivered to the  Depositor,  the
Seller and/or the Trustee, as the case may be, as required by this Agreement.

      One-Month  LIBOR:   With  respect  to  any  Accrual  Period,   the  rate
determined by the Trustee on the related  Interest  Determination  Date on the basis of the rate for U.S.  dollar  deposits  for one month  that  appears  on
Telerate  Screen  Page 3750 as of 11:00 a.m.  (London  time) on such  Interest
Determination   Date;  provided  that  the  parties  hereto  acknowledge  that
One-Month  LIBOR for the first Accrual Period shall equal 1.94% per annum.  If such rate does not  appear on such  page (or such  other  page as may  replace that page on that  service,  or if such  service  is no longer  offered,  such other service for  displaying  One-Month  LIBOR or comparable  rates as may be reasonably  selected  by the  Trustee),  One-Month  LIBOR  for the  applicable
Accrual Period will be the Reference  Bank Rate. If no such  quotations can be obtained by the Trustee and no  Reference  Bank Rate is  available,  One-Month
LIBOR will be One-Month  LIBOR  applicable  to the preceding  Accrual  Period.
The  establishment of One-Month LIBOR on each Interest  Determination  Date by the Trustee and the Trustee's  calculation of the rate of interest  applicable to the Class A Certificates  and Class M Certificates  for the related Accrual
Period shall, in the absence of manifest error, be final and binding.

      One-Month  LIBOR  Pass-Through  Rate:  With  respect  to each  Class  of
Certificates,  a per annum rate  equal to  One-Month  LIBOR  plus the  related
Certificate Margin.

      Opinion of Counsel:  A written  opinion of  counsel,  who may be counsel for the Seller, the Depositor or the Servicer,  reasonably  acceptable to each addressee of such opinion;  provided that with respect to Section 2.05,  7.05,
7.07,  912(d) (and the  definition of Applicable  State Law) or 11.01,  or the interpretation or application of the REMIC  Provisions,  such counsel must (i)
in fact be  independent  of the Seller,  Depositor and the Servicer,  (ii) not
have any  direct  financial  interest  in the  Seller,  the  Depositor  or the
Servicer or in any  affiliate of either,  and (iii) not be connected  with the
Seller,  the  Depositor  or the  Servicer as an officer,  employee,  promoter,
underwriter,   trustee,   partner,   director  or  person  performing  similar
functions.

      Optional  Termination:   The  termination  of  the  Trust  Fund  created
hereunder  as a result of the  purchase of all of the  Mortgage  Loans and any
REO Property pursuant to the last sentence of Section 10.01 hereof.

      Optional  Termination  Date: The  Distribution  Date on which the Stated
Principal  Balance of all of the  Mortgage  Loans is equal to or less than 10%
of the  Stated  Principal  Balance  of all of  the  Mortgage  Loans  as of the
applicable Cut-off Date.

      OTS: The Office of Thrift Supervision.

      Outstanding:  With  respect  to  the  Certificates  as of  any  date  of determination,  all Certificates  theretofore executed and authenticated under this Agreement except:

(a)   Certificates  theretofore  canceled by the Trustee or  delivered  to the
Trustee for cancellation; and

(b)   Certificates   in  exchange   for  which  or  in  lieu  of  which  other
Certificates  have been executed and delivered by the Trustee pursuant to this
Agreement.

      Outstanding  Mortgage Loan: As of any date of determination,  a Mortgage
Loan  with a Stated  Principal  Balance  greater  than  zero  that was not the subject of a Principal  Prepayment  in full,  that did not become a Liquidated
Loan, and that was not charged-off  pursuant to Sections 3.09 or 3.18(c) prior to the end of the related Prepayment Period.

      Overcollateralization  Amount:  With respect to any  Distribution  Date, the  excess,  if  any,  of the  aggregate  Stated  Principal  Balances  of the
Mortgage  Loans for such  Distribution  Date  (including  any reduction due to
Realized  Losses)  over  the  Certificate   Principal   Balances  of  Class  A
Certificates  and the Class M Certificates  on such  Distribution  Date (after taking into  account the payment of principal  other than any Extra  Principal
Distribution Amount on such Certificates).

      Overcollateralization  Release Amount:  With respect to any Distribution
Date, the lesser of (x) the Principal  Remittance Amount for such Distribution
Date and (y) the excess, if any, of (i) the  Overcollateralization  Amount for
such Distribution Date (assuming that 100% of the Principal  Remittance Amount is applied as a  principal  payment on such  Distribution  Date) over (ii) the
Overcollateralization  Target  Amount  for such  Distribution  Date  (with the amount  pursuant  to clause (y)  deemed to be $0 if the  Overcollateralization
Amount is less  than or equal to the  Overcollateralization  Target  Amount on that Distribution Date).

      Overcollateralization  Target Amount:  With respect to any  Distribution
Date, (a) prior to the Stepdown Date,  2.90% of the aggregate Stated Principal
Balance of the Mortgage  Loans as of the  applicable  Cut-off Date,  (b) on or after the Stepdown Date and if a Trigger  Event is not in effect,  the greater of (i) 5.80% of the then current  aggregate  Stated  Principal  Balance of the
Mortgage  Loans for such  Distribution  Date and (ii)  $6,727,415 or (c) on or
after  the  Stepdown  Date  and  if  a  Trigger   Event  is  in  effect,   the
Overcollateralization    Target   Amount   for   the   immediately   preceding
Distribution Date.

      Ownership  Interest:  As to any Certificate,  any ownership  interest in such  Certificate  including  any interest in such  Certificate  as the Holder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial.

      Pass-Through  Rate: With respect to the Class A Certificates and Class M
Certificates and any  Distribution  Date, a rate per annum equal to the lesser of (i) the related  One-Month LIBOR  Pass-Through  Rate for such  Distribution
Date and (ii)  the  related  Net  Rate  Cap for  such  Distribution  Date,  as adjusted to reflect the  accrual of interest on the Class A  Certificates  and
Class M  Certificates  on an  actual/360-day  year  basis and the  accrual  of interest on the Mortgage Loans on an  actual/365-day  basis or a 30/360 basis, as applicable.

      With respect to the Class CE Certificates and any  Distribution  Date, a
rate  per  annum  equal  to  the  percentage  equivalent  of a  fraction,  the numerator  of which is the sum of the amounts  calculated  pursuant to clauses
(a)  through  (h)  below,  and  the  denominator  of  which  is the  aggregate
Uncertificated  Principal  Balances  of the REMIC II  Regular  Interests.  For
purposes of calculating the  Pass-Through  Rate for the Class CE Certificates,
the numerator is equal to the sum of the following components:

(a)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest LT1 minus the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC II
            Regular Interest LT1;

(b)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest LT2 minus the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC II
            Regular Interest LT2;

(c)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest  LT4 minus twice the related  Marker  Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of
            REMIC II Regular Interest LT4;

(d)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest LT5 minus the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC II
            Regular Interest LT5;

(e)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest LT6 minus the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC II
            Regular Interest LT6;

(f)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest  LT8 minus twice the related  Marker  Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of
            REMIC II Regular Interest LT8;

(g)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest  LT-Y1  minus  the  related  Marker  Rate,  applied  to a notional amount equal to the  Uncertificated  Principal Balance of
            REMIC II Regular Interest LT-Y1; and

(h)   the  Uncertificated  REMIC II  Pass-Through  Rate for  REMIC II  Regular
            Interest  LT-Y2  minus  the  related  Marker  Rate,  applied  to a notional amount equal to the  Uncertificated  Principal Balance of
            REMIC II Regular Interest LT-Y2.

      Percentage  Interest:  With  respect to any  Certificate  of a specified
Class,  the  Percentage  Interest  set  forth  on  the  face  thereof  or  the percentage  obtained by dividing the  Denomination of such  Certificate by the aggregate of the Denominations of all Certificates of the such Class.

      Periodic  Rate Cap: With respect to each  Adjustable  Rate Mortgage Loan and any  Adjustment  Date  therefor,  the  fixed  percentage  set forth in the related  Mortgage Note, which is the maximum amount by which the Mortgage Rate for such  Mortgage  Loan may  increase  or  decrease  (without  regard  to the
Maximum  Mortgage Rate or the Minimum  Mortgage Rate) on such  Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

      Permitted  Investments:  At any time,  any one or more of the  following obligations and securities:

(i)   obligations  of the United States or any agency  thereof,  provided such obligations  are  backed  by the full  faith and  credit  of the  United
      States;

(ii)  general  obligations  of or  obligations  guaranteed by any state of the
      United  States  or  the  District  of  Columbia  receiving  the  highest long-term  debt rating of each Rating  Agency,  or such lower  rating as will not result in the  downgrading  or  withdrawal  of the ratings then assigned to the  Certificates  by each Rating  Agency,  as  evidenced in writing;

(iii) [Reserved];

(iv)  commercial or finance  company paper which is then receiving the highest commercial  or finance  company paper rating of each Rating  Agency,  or such lower rating as will not result in the  downgrading  or  withdrawal of the ratings then assigned to the  Certificates by each Rating Agency, as evidenced in writing;

(v)   certificates   of  deposit,   demand  or  time  deposits,   or  bankers'
      acceptances  issued  by any  depository  institution  or  trust  company incorporated  under  the  laws  of the  United  States  or of any  state thereof and subject to  supervision  and  examination  by federal and/or state  banking  authorities  (including  the  Trustee in its  commercial banking  capacity),  provided that the commercial paper and/or long term unsecured  debt  obligations  of such  depository  institution  or trust company are then rated one of the two highest  long-term and the highest short-term  ratings of each such Rating Agency for such  securities,  or such lower ratings as will not result in the  downgrading  or withdrawal of the rating then assigned to the  Certificates  by any Rating  Agency, as evidenced in writing;

(vi)  guaranteed   reinvestment  agreements  issued  by  any  bank,  insurance company or other corporation containing,  at the time of the issuance of such  agreements,  such terms and  conditions  as will not result in the
      downgrading   or   withdrawal   of  the  rating  then  assigned  to  the
      Certificates by any such Rating Agency, as evidenced in writing;

(vii) repurchase  obligations  with  respect  to  any  security  described  in clauses  (i)  and  (ii)  above,  in  either  case  entered  into  with a depository  institution or trust company (acting as principal) described in clause (v) above;

(viii)      securities  (other  than  stripped  bonds,   stripped  coupons  or
      instruments  sold at a  purchase  price  in  excess  of 115% of the face amount  thereof)  bearing  interest or sold at a discount  issued by any corporation  incorporated  under  the laws of the  United  States or any state thereof  which,  at the time of such  investment,  have one of the two  highest  short term  ratings of each Rating  Agency  (except if the
      Rating  Agency is Moody's,  such rating shall be the highest  commercial paper rating of Moody's for any such  securities),  or such lower rating as will not result in the  downgrading  or withdrawal of the rating then assigned to the  Certificates  by any Rating  Agency,  as evidenced by a signed writing delivered by each Rating Agency;

(ix)  interests in any money market fund  (including  any such fund managed or advised by the Trustee or any  affiliate  thereof)  which at the date of acquisition  of the interests in such fund and  throughout the time such interests  are held in such fund has the highest  applicable  short term rating by each Rating  Agency or such lower rating as will not result in the  downgrading  or  withdrawal  of the  ratings  then  assigned to the
      Certificates by each Rating Agency, as evidenced in writing;

(x)   short term  investment  funds  sponsored by any trust company or banking association  incorporated  under  the laws of the  United  States or any state  thereof  (including  any such  fund  managed  or  advised  by the
      Trustee or the Servicer or any affiliate  thereof)  which on the date of acquisition  has been rated by each  Rating  Agency in their  respective highest  applicable  rating  category  or such lower  rating as will not result in the  downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

(xi)  such other  investments  having a specified  stated maturity and bearing interest or sold at a discount  acceptable  to each Rating Agency and as will not result in the  downgrading  or  withdrawal  of the rating  then assigned to the  Certificates  by any Rating  Agency,  as evidenced by a signed writing delivered by each Rating Agency;

provided,  that no such  instrument  shall be a Permitted  Investment  if such instrument  (i)  evidences  the right to receive  interest  only payments with respect to the obligations underlying such instrument,  (ii) is purchased at a premium or (iii) is purchased  at a deep  discount;  provided  further that no such  instrument  shall  be a  Permitted  Investment  (A) if  such  instrument evidences principal and interest payments derived from obligations  underlying such  instrument  and the interest  payments  with respect to such  instrument provide a yield to maturity  of greater  than 120% of the yield to maturity at par of such  underlying  obligations,  or (B) if it may be redeemed at a price
below  the  purchase  price  (the  foregoing   clause  (B)  not  to  apply  to
investments  in units of money market funds  pursuant to clause (vii)  above);
provided  further  that no  amount  beneficially  owned  by any  REMIC  may be invested in  investments  (other than money  market  funds)  treated as equity interests for federal  income tax purposes,  unless the Servicer shall receive an Opinion of  Counsel,  at the  expense of the  Servicer,  to the effect that such  investment  will not adversely  affect the status of any such REMIC as a
REMIC  under  the Code or  result in  imposition  of a tax on any such  REMIC.
Permitted  Investments  that  are  subject  to  prepayment  or call may not be purchased at a price in excess of par.

      Permitted  Transferee:  Any person other than (i) the United States, any
State or political  subdivision  thereof,  any possession of the United States or any  agency  or  instrumentality  of any of the  foregoing,  (ii) a foreign government,  International  Organization or any agency or  instrumentality  of either  of the  foregoing,  (iii) an  organization  (except  certain  farmers'
cooperatives  described  in section  521 of the Code) that is exempt  from tax imposed by Chapter 1 of the Code  (including the tax imposed by section 511 of the Code on unrelated  business  taxable income) on any excess  inclusions (as defined  in section  860E(c)(1)  of the Code)  with  respect  to any  Residual
Certificate,  (iv) rural  electric  and  telephone  cooperatives  described in section  1381(a)(2)(C)  of the Code,  (v) a Person  that is not a  citizen  or resident  of the United  States,  a  corporation,  partnership  (other  than a partnership that has any direct or indirect foreign  partners) or other entity
(treated as a corporation  or a partnership  for federal income tax purposes), created  or  organized  in or under the laws of the United  States,  any state thereof or the  District of  Columbia,  an estate  whose  income from  sources without the United  States is  includible  in gross  income for United  States federal income tax purposes  regardless of its connection  with the conduct of a trade or business  within the United  States,  or a trust if a court  within
the  United  States  is  able  to  exercise   primary   supervision  over  the
administration  of the  trust  and  one or more  United  States  persons  have authority  to control all  substantial  decisions  of the trustor and (vi) any other  Person so  designated  by the Trustee  based upon an Opinion of Counsel addressed to the Trustee  (which shall not be an expense of the Trustee)  that states that the  Transfer of an Ownership  Interest in a Residual  Certificate
to such  Person  may cause  REMIC I, REMIC II, or REMIC III to fail to qualify as a REMIC at any time  that  any  Certificates  are  Outstanding.  The  terms
"United  States,"  "State"  and  "International  Organization"  shall have the meanings  set forth in section  7701 of the Code or  successor  provisions.  A corporation will not be treated as an  instrumentality of the United States or of any State or  political  subdivision  thereof for these  purposes if all of its  activities  are subject to tax and,  with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

      Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   joint-  stock  company,   limited  liability  company,   trust,
unincorporated   organization  or  government,  or  any  agency  or  political subdivision thereof.

      Prepayment Assumption:  The applicable rate of prepayment,  as described in the Prospectus Supplement relating to each Class of Offered Certificates.

      Prepayment Charge: Any prepayment premium,  penalty or charge payable by a Mortgagor in  connection  with any  Principal  Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

      Prepayment  Interest  Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal  Prepayment or a Principal  Prepayment in full by the  Mortgagor,  the amount,  if any, by which (i) one month's  interest at the  applicable  Net  Mortgage  Rate on the
Stated  Principal  Balance of such  Mortgage  Loan  immediately  prior to such prepayment or in the case of a partial  Principal  Prepayment on the amount of such  prepayment  exceeds  (ii) the amount of interest  paid or  collected  in connection  with such  Principal  Prepayment  proceeds less the sum of (a) the
Trustee Fee, (b) the Servicing Fee and (c) the LPMI Fee, if any.

      Prepayment  Period:  With respect to any  Distribution  Date and (i) the
Actuarial  Loans,  the  period  from  the  second  day of the  calendar  month preceding the calendar  month in which such  Distribution  Date occurs through close of  business  on the  first  day of the  calendar  month  in which  such
Distribution  Date occurs or (ii) the Simple Interest  Loans,  the period from the fifteenth day of the calendar month  preceding the calendar month in which such  Distribution Date occurs through close of business on the fourteenth day of the calendar month in which such Distribution Date occurs.

      Primary  Mortgage   Insurance  Policy:  Any  primary  mortgage  guaranty
insurance  policy  issued in connection  with a Mortgage  Loan which  provides compensation  to a Mortgage Note holder in the event of default by the obligor under such Mortgage  Note or the related  security  instrument,  if any or any replacement  policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

      Principal  Distribution  Amount: With respect to each Distribution Date, an amount  equal to (x) the  Principal  Funds for both  Loan  Groups  for such
Distribution  Date plus (y) any Extra Principal  Distribution  Amount for such
Distribution Date, less (z) any Overcollateralization  Release Amount for such
Distribution Date.

      Principal  Funds:  With respect to each Loan Group and any  Distribution
Date,  (i)  the  sum,  without  duplication,  of (a) all  scheduled  principal collected  in respect of the related Due Period and  received by the  Servicer on or prior to the  related  Determination  Date,  (b)  Principal  Prepayments exclusive  of  Prepayment  Charges  collected  during the  related  Prepayment
Period  (or on or before  the 20th of the  related  month if  applied  on that
Distribution  Date  pursuant to Section  4.02) and not  included in  Principal
Funds for any prior  Distribution  Date, (c) the Stated  Principal  Balance of
each  Mortgage  Loan in the  related  Loan Group that was  repurchased  by the
Seller  pursuant  to  Sections  2.02 and  2.03 or by the  Majority  CE  Holder
pursuant to Section  3.18,  (d) the aggregate of all  Substitution  Adjustment
Amounts  for  the  related   Determination   Date  in   connection   with  the
substitution  of  Mortgage  Loans  pursuant  to  Section   2.03(c),   (e)  all
Liquidation  Proceeds and  Subsequent  Recoveries  (net of any  Recovery  Fee)
collected   during  the  related   Prepayment   Period  (to  the  extent  such
Liquidation Proceeds and Subsequent  Recoveries relate to principal),  in each case to the  extent  remitted  by the  Servicer  to the  Distribution  Account pursuant to this  Agreement  and (f) amounts in respect of  principal  paid by
EMC (or its  designee)  pursuant  to Section  10.01,  minus  (ii) all  amounts required to be  reimbursed  pursuant to Sections 4.02 and 4.05 or as otherwise set forth in this  Agreement and not applied to reduce  Interest Funds on that
Distribution Date.

      Principal  Prepayment:  Any Mortgagor  payment or other  recovery of (or proceeds  with  respect to)  principal  on a Mortgage  Loan  (including  loans purchased or repurchased  under Sections  2.02,  2.03,  3.18 and 10.01 hereof)
that is received in advance of its scheduled  Due Date and is not  accompanied by an amount as to interest  representing  scheduled  interest due on any date or dates  in any  month  or  months  subsequent  to the  month of  prepayment.
Partial  Principal   Prepayments   shall  be  applied  by  the  Servicer,   as
appropriate, in accordance with the terms of the related Mortgage Note.

      Principal  Remittance  Amount:  With respect to each Distribution  Date, the sum of the amounts  listed in clauses (a) through (e) of the definition of
Principal Funds.

      Private  Certificates:  Each of the Class CE  Certificates  and Residual
Certificates.

      Prospectus Supplement:  The Prospectus Supplement dated October 25, 2004 relating to the public offering of the Class I-A-1,  Class I-A-2, Class I-A-3,
Class II-A-1,  Class II-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8, Class M-9A and Class M-9B Certificates.

      Protected  Account:   The  separate  Eligible  Account  established  and
maintained  by the  Servicer  with  respect  to the  Mortgage  Loans  and  REO
Property in accordance with Section 4.01 hereof.

      PUD: A Planned Unit Development.

      Purchase  Price:  With respect to any  Mortgage  Loan (x) required to be repurchased by the Seller  pursuant to Section 2.02 or 2.03 hereof or (y) that the  Majority  CE Holder has a right to  purchase  pursuant  to  Section  3.18 hereof,  an amount equal to the sum of (i) 100% of the  outstanding  principal balance  of the  Mortgage  Loan as of the  date of  such  purchase  (or if the related  Mortgaged  Property was acquired  with respect  thereto,  100% of the
Outstanding  Principal  Balance  at the date of the  acquisition),  plus  (ii)
accrued interest thereon at the applicable  Mortgage Rate through the last day of the related Due Period  ending in the month in which the Purchase  Price is to be  distributed  to  Certificateholders,  reduced  by  any  portion  of the
Servicing  Fee,  Servicing  Advances  and  Advances,  if any,  payable  to the purchaser  of the  Mortgage  Loan plus  (iii) any costs and  damages  (if any)
incurred by the Trust in  connection  with any violation of such Mortgage Loan of any anti-predatory lending laws.

      Rating  Agency:  Each of Moody's  and S&P. If any such  organization  or its  successor  is  no  longer  in  existence,  "Rating  Agency"  shall  be  a nationally  recognized  statistical rating  organization,  or other comparable
Person,  designated by the  Depositor,  notice of which  designation  shall be given to the  Trustee.  References  herein  to a given  rating  category  of a
Rating  Agency shall mean such rating  category  without  giving effect to any modifiers.

      Realized  Loss:  With respect to each  Mortgage Loan as to which a Final
Recovery  Determination  has been made,  an amount  (not less than  zero),  as reported by the  Servicer to the  Trustee,  equal to (i) the Stated  Principal
Balance  of such  Mortgage  Loan as of the date on which  the  Final  Recovery
Determination  was made,  plus (ii) accrued  interest  from the Due Date as to which interest was last paid by the Mortgagor  through the last day of the Due
Period in which such Final Recovery  Determination was made, calculated (A) at an annual rate equal to the annual rate at which  interest  was then  accruing on such  Mortgage  Loan and (B) on a  principal  amount  equal  to the  Stated
Principal  Balance  of  such  Mortgage  Loan as of such  date,  minus  (v) the proceeds,  if any,  received in respect of such  Mortgage Loan during such Due
Period,  net of amounts that are payable therefrom to the Servicer pursuant to this Agreement.  In addition,  to the extent the Servicer receives  Subsequent
Recoveries  with respect to any Mortgage Loan, the amount of the Realized Loss with  respect  to that  Mortgage  Loan  will be  reduced  to the  extent  such recoveries  are  applied to reduce the  Certificate  Principal  Balance of any
Class of Certificates on any Distribution Date.

      With  respect  to  any  REO  Property  as  to  which  a  Final  Recovery
Determination  has been made,  an amount (not less than zero) equal to (i) the
Stated  Principal  Balance  of the  related  Mortgage  Loan as of the  date of acquisition  of such REO  Property  on behalf  of REMIC I,  plus (ii)  accrued interest  from  the  Due  Date  as to  which  interest  was  last  paid by the
Mortgagor in respect of the related  Mortgage Loan through the last day of the related Due Period in which such REO Property was acquired,  calculated in the case of each calendar  month during such period (A) at an annual rate equal to the annual rate at which  interest was then  accruing on the related  Mortgage
Loan and (B) on a principal  amount equal to the Stated  Principal  Balance of the related  Mortgage Loan as of the last day of the related Due Period,  plus
(iii) REO Imputed  Interest  for such REO  Property for the related Due Period in which such REO Property was acquired and ending with the calendar  month in which such Final Recovery  Determination was made, minus (iv) the aggregate of all unreimbursed Advances and Servicing Advances.

      With  respect to each  Mortgage  Loan which has become the  subject of a
Deficient  Valuation,  the  difference  between the  principal  balance of the
Mortgage Loan outstanding  immediately  prior to such Deficient  Valuation and the  principal  balance  of the  Mortgage  Loan as  reduced  by the  Deficient
Valuation.

      With  respect to each  Mortgage  Loan which has become the  subject of a
Debt  Service  Reduction,  the  portion,  if  any,  of the  reduction  in each affected  Scheduled  Payment  attributable to a reduction in the Mortgage Rate imposed by a court of competent  jurisdiction.  Each such  Realized Loss shall be deemed to have been  incurred on the Due Date for each  affected  Scheduled
Payment.

      Record  Date:  With  respect to any  Distribution  Date and the  Offered
Certificates,   so  long  as  such  Classes  of  Certificates  are  Book-Entry
Certificates,   the  Business  Day  preceding  such  Distribution   Date,  and
otherwise,  the  close of  business  on the  last  Business  Day of the  month preceding the month in which such  Distribution  Date occurs.  With respect to the  Class  CE  Certificates  and  Residual  Certificates  and (a)  the  first
Distribution  Date,  the  Closing  Date  and (b)  with  respect  to any  other
Distribution  Date,  the close of  business  on the last  Business  Day of the month preceding the month in which such Distribution Date occurs.

      Recovery  Fee: A fee to be paid to the  Servicer  in an amount  equal to
30% of all Subsequent  Recoveries on any non-first lien Mortgage Loan which is at least 120 days  Delinquent  after the date on which such  Mortgage Loan has been charged off pursuant to Section 3.18.

      Reference  Banks:  Shall mean leading banks  selected by the Trustee and
engaged  in   transactions  in  Eurodollar   deposits  in  the   international
Eurocurrency  market (i) with an established place of business in London, (ii)
which have been  designated  as such by the  Trustee  and (iii)  which are not controlling,  controlled by, or under common control with, the Depositor,  the
Seller or the Servicer.

      Reference  Bank Rate:  With respect to any Accrual Period shall mean the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the offered rates for United  States dollar  deposits for one month that are quoted by the Reference  Banks as of 11:00 a.m.,  New York City
time, on the related Interest  Determination Date to prime banks in the London interbank  market for a period of one month in an amount  approximately  equal to the aggregate  Certificate  Principal  Balance of the Class A  Certificates
and Class M Certificates  for such Accrual Period,  provided that at least two such  Reference  Banks  provide  such rate.  If fewer than two  offered  rates appear,  the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City,  selected by the  Trustee,  as of
11:00  a.m.,  New York City  time,  on such  date for  loans in United  States dollars  to  leading  European  banks  for a period  of one  month in  amounts approximately  equal to the  aggregate  Certificate  Principal  Balance of the
Class A Certificates and Class M Certificates for such Accrual Period.

      Regular Certificate: Any Certificate other than a Residual Certificate.

      Regular Interest:  A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

      Relief Act: The Servicemembers  Civil Relief Act, as amended, or similar state law.

      Relief Act Interest  Shortfall:  With respect to any  Distribution  Date and any Mortgage Loan, any reduction in the amount of interest  collectible on such Mortgage  Loan for the most recently  ended Due Period as a result of the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date, the
Excess Spread less any Extra Principal  Distribution  Amount, in each case for such Distribution Date.

      REMIC: A "real estate  mortgage  investment  conduit" within the meaning of section 860D of the Code.

      REMIC I: The segregated pool of assets described in Section 5.06(a).

      REMIC I  Available  Distribution  Amount:  For each  Loan  Group for any
Distribution  Date, the sum of the Principal Funds and Interest Funds for such
Loan Group.

      REMIC I  Distribution  Amount:  For any  Distribution  Date, the REMIC I
Available  Distribution  Amount  shall be  distributed  to the REMIC I Regular
Interests  and  the  Class  R-1  Certificates  in the  following  amounts  and priority:

      (a)   To the  extent of the REMIC I  Available  Distribution  Amount for
Loan Group I:

            (i)   first,   to  REMIC  I   Regular   Interests   Y-1  and  Z-1,
      concurrently,  the  Uncertificated  Accrued  Interest  for such  REMIC I
      Regular  Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

            (ii)  second,  to the  REMIC I  Regular  Interests  Y-1  and  Z-1, concurrently,  the  Uncertificated  Accrued  Interest  for such  REMIC I
      Regular Interests for the current  Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

            (iii) third,  to the REMIC I Regular  Interests  Y-1 and Z-1,  the
      REMIC I Y-1 Principal  Distribution Amount and the REMIC I Z-1 Principal
      Distribution Amount, respectively.

      (b)   To the  extent of the REMIC I  Available  Distribution  Amount for
Loan Group II:

            (i)   first,  to the  REMIC  I  Regular  Interests  Y-2  and  Z-2, concurrently,  the  Uncertificated  Accrued  Interest  for such  REMIC I
      Regular  Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

            (ii)  second,  to the  REMIC I  Regular  Interests  Y-2  and  Z-2, concurrently,  the  Uncertificated  Accrued  Interest  for such  REMIC I
      Regular Interests for the current  Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

            (iii) third,  to the REMIC I Regular  Interests  Y-2 and Z-2,  the
      REMIC I Y-2 Principal  Distribution Amount and the REMIC I Z-2 Principal
      Distribution Amount, respectively.

      (c)   To the extent of the REMIC I  Available  Distribution  Amounts for
Loan  Group I and Loan Group II for such  Distribution  Date  remaining  after payment of the amounts  pursuant to paragraphs (a) and (b) of this  definition of "REMIC I Distribution Amount":

            (i)   first,  to each  Class  of REMIC I Y and  REMIC I Z  Regular
      Interests,  pro rata  according to the amount of  unreimbursed  Realized
      Losses allocable to principal  previously allocated to each such REMIC I
      Regular  Interest,  the  aggregate  amount of any  distributions  to the
      Certificates   as   reimbursement   of  such  Realized  Losses  on  such
      Distribution  Date pursuant to section  5.04(a)(4)(A) or (B);  provided, however,  that any amounts distributed pursuant to this paragraph (c)(i)
      of this  definition of "REMIC I  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal Balances of any of the REMIC
      I Y and REMIC I Z Regular Interests; and

            (ii)  second, to the Class R-1 Certificates, any remaining amount.

      REMIC I  Realized  Loss:  Realized  Losses on Group I Loans and Group II
Loans shall be allocated to the REMIC I Regular Interests as follows:  (1) The interest  portion  of  Realized  Losses  on  Group I Loans,  if any,  shall be allocated  among the REMIC I Regular  Interests Y-1 and Z-1 pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof and (2) the  interest  portion of Realized  Losses on Group II Loans,  if any, shall be allocated  among the REMIC I Regular  Interests  Y-2 and Z-2 pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction thereof.  Any  interest  portion  of such  Realized  Losses  in  excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated as a principal  portion  of  Realized  Losses  not  attributable  to  any  specific
Mortgage  Loan in such Loan Group and  allocated  pursuant  to the  succeeding sentences.  The  principal  portion of Realized  Losses  with  respect to Loan
Group I and Loan Group II shall be allocated to the REMIC I Regular  Interests as follows:  (1) The  principal  portion of  Realized  Losses on Group I Loans shall be allocated,  first, to the REMIC I Regular  Interest Y-1 to the extent
of  the  REMIC  I  Y-1  Principal   Reduction   Amount  in  reduction  of  the
Uncertificated  Principal  Balance  of such  REMIC  I  Regular  Interest  and, second,  the  remainder,  if any, of such  principal  portion of such Realized
Losses shall be allocated to the REMIC I Regular  Interest Z-1 in reduction of the Uncertificated  Principal Balance thereof and (2) the principal portion of
Realized  Losses on Group II Loans shall be allocated,  first,  to the REMIC I
Regular  Interest  Y-2 to the  extent of the REMIC I Y-2  Principal  Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such REMIC I
Regular  Interest  and,  second,  the  remainder,  if any,  of such  principal portion of such  Realized  Losses  shall be  allocated  to the REMIC I Regular
Interest Z-2 in reduction of the Uncertificated Principal Balance thereof.

      REMIC  I  Regular  Interest:   Any  of  the  separate   non-certificated
beneficial  ownership  interests in REMIC I issued hereunder and designated as a Regular  Interest  in REMIC I and held as an asset of REMIC II. Each REMIC I
Regular Interest shall accrue interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect  from  time to time,  and  shall be  entitled  to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated  Principal Balance as set
forth  in  the  Preliminary   Statement  hereto.   The  designations  for  the
respective  REMIC  I  Regular  Interests  are  set  forth  in the  Preliminary
Statement hereto.

      REMIC I  Regular  Interest  Y-1:  One of the  separate  non-certificated beneficial  ownership  interests in REMIC I issued hereunder and designated as a  Regular  Interest  in REMIC I and held as an  asset  of REMIC  II.  REMIC I
Regular  Interest  Y-1 shall  accrue  interest at the  related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC I  Regular  Interest  Y-2:  One of the  separate  non-certificated beneficial  ownership  interests in REMIC I issued hereunder and designated as a  Regular  Interest  in REMIC I and held as an  asset  of REMIC  II.  REMIC I
Regular  Interest  Y-2 shall  accrue  interest at the  related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC I  Regular  Interest  Z-1:  One of the  separate  non-certificated beneficial  ownership  interests in REMIC I issued hereunder and designated as a  Regular  Interest  in REMIC I and held as an  asset  of REMIC  II.  REMIC I
Regular  Interest  Z-1 shall  accrue  interest at the  related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC I  Regular  Interest  Z-2:  One of the  separate  non-certificated beneficial  ownership  interests in REMIC I issued hereunder and designated as a  Regular  Interest  in REMIC I and held as an  asset  of REMIC  II.  REMIC I
Regular  Interest  Z-2 shall  accrue  interest at the  related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC I Y Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the Uncertificated  Principal Balances of the REMIC I Regular
Interest Y-1 and REMIC I Regular Interest Y-2,  respectively,  will be reduced on such  Distribution  Date  by the  allocation  of  Realized  Losses  and the distribution of principal, determined as described in Appendix 1.

      REMIC I Y Regular Interests:  The REMIC I Regular Interest Y-1 and REMIC
I Regular Interest Y-2.

      REMIC I Y-1 Principal  Distribution  Amount:  For any Distribution Date,
the excess,  if any, of the REMIC I Y-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the REMIC I Regular Interest Y-1 on such Distribution Date.

      REMIC I Y-2 Principal  Distribution  Amount:  For any Distribution Date,
the excess,  if any, of the REMIC I Y-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the REMIC I Regular Interest Y-2 on such Distribution Date.

      REMIC I Z Regular  Interests:  The  REMIC II  Regular  Interest  Z-1 and
REMIC I Regular Interest Z-2.

      REMIC I Z Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the Uncertificated  Principal Balances of the REMIC I Regular
Interest Z-1 and REMIC I Regular Interest Z-2,  respectively,  will be reduced on such  Distribution  Date  by the  allocation  of  Realized  Losses  and the distribution  of principal,  which shall be in each case the excess of (A) the sum of (x) the  excess of the REMIC I  Available  Distribution  Amount for the
related  Loan Group  (i.e.  the  "related  Loan Group" for the REMIC I Regular
Interest  Z-1 is Loan  Group I and the  "related  Loan  Group" for the REMIC I
Regular  Interest  Z-2 is Loan Group II) over the sum of the  amounts  thereof distributable  (i) in respect of interest  on such REMIC I Z Regular  Interest and the related REMIC I Y Regular  Interest and (iv) to such REMIC I Z Regular
Interest and the related REMIC I Y Regular Interest  pursuant to clause (c)(i)
of the  definition  of "REMIC I  Distribution  Amount"  and (y) the  amount of
Realized  Losses  allocable to  principal  for the related Loan Group over (B)
the REMIC I Y Principal Reduction Amount for the related Loan Group.

      REMIC I Z-1 Principal  Distribution  Amount:  For any Distribution Date,
the excess,  if any, of the REMIC I Z-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the REMIC I Regular Interest Z-1 on such Distribution Date.

      REMIC I Z-2 Principal  Distribution  Amount:  For any Distribution Date,
the excess,  if any, of the REMIC I Z-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the REMIC I Regular Interest Z-2 on such Distribution Date.

      REMIC II:  The segregated pool of assets described in Section 5.06(a).

      REMIC II  Available  Distribution  Amount:  For each  Loan  Group  and a
Distribution  Date, the sum of the Principal Funds and Interest Funds for such
Loan Group less any amount  distributed to the Class R-I Certificates for such
Distribution Date.

      REMIC II Distribution Amount:

(i)   On each  Distribution  Date,  the  following  amounts,  in the following order of priority,  shall be  distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests related to Loan Group I:

(1)   to the extent of the REMIC II Available  Distribution  Amount related to
                  Loan  Group  I, to  REMIC III  as the  holder  of  REMIC  II
                  Regular  Interests  LT1, LT2, LT3, LT4 and LT-Y1,  pro rata, in an  amount  equal  to (A)  their  Uncertificated  Accrued
                  Interest for such  Distribution  Date,  plus (B) any amounts
                  in  respect   thereof   remaining   unpaid   from   previous
                  Distribution Dates; and

(2)   on each  Distribution  Date,  to REMIC III as the holder of the REMIC II
                  Regular  Interests,  in an amount equal to the  remainder of the REMIC II Available  Distribution  Amount related to Loan
                  Group I after the distributions  made pursuant to clause (1)
                  above, allocated as follows (except as provided below):

                        (A)   in  respect  of the REMIC II  Regular  Interests
                  LT2,  LT3,  LT4  and  LT-Y1,   their  respective   Principal
                  Distribution Amounts;

                        (B)   in respect of the REMIC II Regular  Interest LT1
                  any remainder  until the  Uncertificated  Principal  Balance thereof is reduced to zero;

                        (C)   any   remainder  in  respect  of  the  REMIC  II
                  Regular  Interests  LT2, LT3 and LT4, pro rata  according to
                  their  respective   Uncertificated   Principal  Balances  as
                  reduced by the  distributions  deemed  made  pursuant to (A)
                  above,  until  their  respective   Uncertificated  Principal
                  Balances are reduced to zero;

                        (D)   any   remainder  in  respect  of  the  REMIC  II
                  Regular  Interest LT-Y1 until its  Uncertificated  Principal
                  Balance is reduced to zero; and

                        (E)   any remaining  amounts of the REMIC II Available
                  Distribution  Amount  related to Loan Group I to the Holders of the Class R-2 Certificates.

(ii)  On each  Distribution  Date,  the  following  amounts,  in the following order of priority,  shall be  distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests related to Loan Group II:

(1)   to the extent of the REMIC II Available  Distribution  Amount related to
                  Loan  Group  II,  to  REMIC III  as the  holder  of REMIC II
                  Regular  Interests  LT5, LT6, LT7, LT8 and LT-Y2,  pro rata, in an  amount  equal  to (A)  their  Uncertificated  Accrued
                  Interest for such  Distribution  Date,  plus (B) any amounts
                  in  respect   thereof   remaining   unpaid   from   previous
                  Distribution Dates; and

(2)   on each  Distribution  Date,  to REMIC III as the holder of the REMIC II
                  Regular  Interests,  in an amount equal to the  remainder of the REMIC II Available  Distribution  Amount related to Loan
                  Group II after the  distributions  made  pursuant  to clause
                  (1) above, allocated as follows (except as provided below):

                        (A)   in  respect  of the REMIC II  Regular  Interests
                  LT6,  LT7,  LT8  and  LT-Y2,   their  respective   Principal
                  Distribution Amounts;

                        (B)   in respect of the REMIC II Regular  Interest LT5
                  any remainder  until the  Uncertificated  Principal  Balance thereof is reduced to zero;

                        (C)   any   remainder  in  respect  of  the  REMIC  II
                  Regular  Interests  LT6, LT7 and LT8, pro rata  according to
                  their  respective   Uncertificated   Principal  Balances  as
                  reduced by the  distributions  deemed  made  pursuant to (A)
                  above,  until  their  respective   Uncertificated  Principal
                  Balances are reduced to zero;

                        (D)   any  remainder  in  respect  of the the REMIC II
                  Regular  Interest LT-Y2 until its  Uncertificated  Principal
                  Balance is reduced to zero; and

                        (E)   any  remaining  amounts of the Group II REMIC II
                  Available  Distribution  Amount  related to Loan Group II to the Holders of the Class R-2 Certificates.

      REMIC II  Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  principal  balances of the  REMIC II  Regular  Interests
LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8,  LT-Y1 and LT-Y2,  respectively,  will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1 and LT-Y1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC II  Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC II  Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC II  Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the combined  REMIC II  Regular  Interest LT1 and LT-Y1  Principal
Reduction  Amount.  Such amount shall be allocated  first to REMIC II  Regular
Interest LT-Y1 up to the REMIC II Regular  Interest LT-Y1 Principal  Reduction
Amount and  thereafter  the remainder  shall be allocated to REMIC II  Regular
Interest LT1.

      ΔY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3,  LT4 and LT-Y1  after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date.

      P1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3,  LT4 and LT-Y1  after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date.

      ΔP =  P0 - P1 = the  aggregate of the  REMIC II  Regular  Interest  LT1,
LT2, LT3, LT4 and LT-Y1 Principal Reduction Amounts, which

            =    the aggregate of the principal  portions of Realized  Losses to be allocated,  and the principal  distributions  to be made with respect to the  Mortgage  Loans  in Loan  Group I on such  Distribution  Date  (including principal  distributed in respect of accrued and unpaid  interest on the Class
CE Certificates for prior Distribution Dates).

      R0 =  the Group I Net WAC Rate  (stated as a monthly  rate) after giving effect to amounts  distributed  and  Realized  Losses  allocated  on the prior
Distribution Date.

      R1 =  the Group I Net WAC Rate  (stated as a monthly  rate) after giving effect to amounts to be  distributed  and  Realized  Losses to be allocated on such Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 =  the  lesser  of (A) the sum of (1) for all  Classes  of Class  I-A
Certificates  of the product for each Class of (i) the monthly  interest  rate
(as limited by the Net Rate Cap, if applicable) for such Class  applicable for distributions  to be made on such  Distribution  Date and  (ii) the  aggregate
Certificate  Principal  Balance  for such Class  after  distributions  and the allocation  of Realized  Losses on the prior  Distribution  Date,  (2) for all
Classes  of Class M  Certificates  of the  product  for each  Class of (i) the monthly  interest  rate (as  limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions to be made on such  Distribution Date
and  (ii)  the  aggregate   Certificate   Principal  Balance  for  such  Class
multiplied  by a fraction  whose  numerator  is the  principal  balance of the
REMIC  I  Regular  Interest  Y-1  and  whose  denominator  is  the  sum of the principal  balances  of the  REMIC I  Regular  Interests  Y-1  and  Y-2  after distributions and the allocation of Realized Losses on the prior  Distribution
Date and (3) the  amount,  if any,  by which the sum of the amounts in clauses
(A)(1), (2) and (3) of the definition of Γ0 exceeds S0 * Q0 and (B)RO * PO.

      γ1  = the  lesser  of (A) the sum of (1) for all  Classes  of Class  I-A
Certificates  of the product for each Class of (i) the monthly  interest  rate
(as limited by the Net Rate Cap, if applicable) for such Class  applicable for distributions  to be made on the next  succeeding  Distribution  Date and (ii)
the   aggregate   Certificate   Principal   Balance   for  such  Class   after
distributions  and  the  allocation  of  Realized  Losses  to be  made on such
Distribution  Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net Rate
Cap, if applicable) for such Class applicable for  distributions to be made on the next  succeeding  Distribution  Date and  (ii) the  aggregate  Certificate
Principal  Balance for such Class  multiplied by a fraction whose numerator is the  principal  balance  of  the  REMIC  I  Regular  Interest  Y-1  and  whose denominator  is the sum of the  principal  balances  of the  REMIC  I  Regular
Interests  Y-1 and Y-2 after  distributions  and the  allocation  of  Realized
Losses to be made on such  Distribution  Date and (3) the  amount,  if any, by which the sum of the amounts in clauses (A)(1),  (2) and (3) of the definition of Γ1 exceeds S1 * Q1  and (B)R1 * P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if  both  ΔY2 and  ΔY3,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y5 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5 and LT-Y2 after distributions on the prior Distribution Date.

      Y6 =  the principal  balance of the REMIC II  Regular Interest LT6 after distributions on the prior Distribution Date.

      Y7 =  the principal  balance of the REMIC II  Regular Interest LT7 after distributions on the prior Distribution Date.

      Y8 =  the principal  balance of the REMIC II  Regular Interest LT8 after distributions on the prior Distribution Date (note:  Y7 = Y8).

      ΔY5 = the  aggregate  of the  REMIC II  Regular  Interest LT5 and LT-Y-2
Principal  Reduction  Amounts.   Such  amount  shall  be  allocated  first  to
REMIC II  Regular  Interest LT-Y2 up to the REMIC II  Regular  Interest LT-Y-2
Principal  Reduction Amount and thereafter the remainder shall be allocated to
REMIC II Regular Interest LT5.

      ΔY6 = the REMIC II Regular Interest LT6 Principal Reduction Amount.

      ΔY7 = the REMIC II Regular Interest LT7 Principal Reduction Amount.

      ΔY8 = the REMIC II Regular Interest LT8 Principal Reduction Amount.

      Q0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5,  LT6,  LT7,  LT8 and LT-Y-2 after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date.

      Q1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5,  LT6,  LT7,  LT8 and LT-Y2  after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date.

      ΔQ =  Q0 - Q1 = the  aggregate of the  REMIC II  Regular  Interest  LT5,
LT6, LT7, LT8 and LT-Y2 Principal Reduction Amounts, which

            =    the aggregate of the principal  portions of Realized  Losses to be allocated,  and the principal  distributions  to be made with respect to the  Mortgage  Loans in Loan  Group II on such  Distribution  Date  (including principal  distributed in respect of accrued and unpaid  interest on the Class
B-IO Certificates for prior Distribution Dates).

      S0 =  the Group II Net WAC Rate (stated as a monthly  rate) after giving effect to amounts  distributed  and  Realized  Losses  allocated  on the prior
Distribution Date.

      S1 =  the Group II Net WAC Rate (stated as a monthly  rate) after giving effect to amounts to be  distributed  and  Realized  Losses to be allocated on such Distribution Date.

      β =   (Y6 + Y7)/Q0.  The initial  value of β on the Closing Date for use on the first Distribution Date shall be 0.0001.

      Γ0 =  the  lesser of (A) the sum of (1) for all  Classes  of Class  II-A
Certificates  of the product for each Class of (i) the monthly  interest  rate
(as limited by the Net Rate Cap, if applicable) for such Class  applicable for distributions  to be made on such  Distribution  Date and  (ii) the  aggregate
Certificate  Principal  Balance  for such Class  after  distributions  and the allocation  of Realized  Losses on the prior  Distribution  Date,  (2) for all
Classes  of Class M  Certificates  of the  product  for each  Class of (i) the monthly  interest  rate (as  limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions to be made on such  Distribution Date
and  (ii)  the  aggregate   Certificate   Principal  Balance  for  such  Class
multiplied  by a fraction  whose  numerator  is the  principal  balance of the
REMIC  I  Regular  Interest  Y-2  and  whose  denominator  is  the  sum of the principal  balances  of the  REMIC I  Regular  Interests  Y-1  and  Y-2  after distributions and the allocation of Realized Losses on the prior  Distribution
Date and (3) the  amount,  if any,  by which the sum of the amounts in clauses
(A)(1), (2) and (3) of the definition of γ0 exceeds R0 * P0 and (B)SO * QO.

      Γ1  = the  lesser of (A) the sum of (1) for all  Classes  of Class  II-A
Certificates  of the product for each Class of (i) the monthly  interest  rate
(as limited by the Net Rate Cap, if applicable) for such Class  applicable for distributions  to be made on the next  succeeding  Distribution  Date and (ii)
the   aggregate   Certificate   Principal   Balance   for  such  Class   after
distributions  and  the  allocation  of  Realized  Losses  to be  made on such
Distribution  Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net Rate
Cap, if applicable) for such Class applicable for  distributions to be made on the next  succeeding  Distribution  Date and  (ii) the  aggregate  Certificate
Principal  Balance for such Class  multiplied by a fraction whose numerator is the  principal  balance  of  the  REMIC  I  Regular  Interest  Y-2  and  whose denominator  is the sum of the  principal  balances  of the  REMIC  I  Regular
Interests  Y-1 and Y-2 after  distributions  and the  allocation  of  Realized
Losses to be made on such  Distribution  Date and (3) the  amount,  if any, by which the sum of the amounts in clauses (A)(1),  (2) and (3) of the definition of γ1 exceeds R1 * P1 and (B)S1 * Q1.

      Then, based on the foregoing definitions:

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8;

      ΔY6 = (β/2){(Γ0S1 - Γ1S0)/S0S1};

      ΔY7 = βΔQ - ΔY6; and

      ΔY8 = ΔY7.

      if  both  ΔY6 and  ΔY7,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If ΔY6, as so determined, is negative, then

      ΔY6 = 0;

      ΔY7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      (2)   If ΔY7, as so determined, is negative, then

      ΔY7 = 0;

      ΔY6 = β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 -  Γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      REMIC II  Realized  Loss:  Realized  Losses on  Mortgage  Loans shall be allocated  to the REMIC II Regular  Interests  as  follows:  (1) The  interest portion of Realized  Losses on Mortgage  Loans in Loan Group I, if any,  shall be allocated among the REMIC II Regular  Interests LT1, LT2, LT4 and LT-Y1 pro
rata  according  to the amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof and (2) the interest portion of Realized Losses on Mortgage
Loans in Loan Group II, if any, shall be allocated  among the REMIC II Regular
Interests  LT5,  LT6,  LT8 and  LT-Y2  pro rata  according  to the  amount  of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any  interest portion of such Realized Losses in excess of the amount allocated  pursuant to the  preceding  sentence  shall be treated as a principal  portion of Realized
Losses not  attributable to any specific  Mortgage Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The  principal  portion of
Realized  Losses  with  respect  to Loan  Group I and  Loan  Group II shall be allocated  to the REMIC II Regular  Interests  as follows:  (1) The  principal portion  of  Realized  Losses  on  Mortgage  Loans  in Loan  Group I shall  be allocated,  first,  to the REMIC II Regular  Interest LT-Y1 to the extent that such losses were  allocated  to the REMIC I Regular  Interest Y-1 in reduction of the  Uncertificated  Principal  Balance  thereof,  second,  to the REMIC II
Regular  Interests  LT2,  LT3 and LT4 pro-rata  according to their  respective
REMIC II  Principal  Reduction  Amounts to the extent  thereof in reduction of the  Uncertificated  Principal Balance of such REMIC II Regular Interests and, third,  the  remainder,  if any, of such  principal  portion of such  Realized
Losses shall be  allocated  to the REMIC II Regular  Interest LT1 in reduction of the Uncertificated  Principal Balance thereof and (2) the principal portion of  Realized  Losses on  Mortgage  Loans in Loan Group II shall be  allocated, first,  to the REMIC II Regular  Interest LT-Y2 to the extent that such losses were  allocated  to the  REMIC I  Regular  Interest  Y-2 in  reduction  of the
Uncertificated  Principal  Balance  thereof,  second,  to the REMIC II Regular
Interests  LT6, LT7 and LT8 pro-rata  according to their  respective  REMIC II
Principal  Reduction  Amounts  to  the  extent  thereof  in  reduction  of the
Uncertificated  Principal  Balance  of such REMIC II  Regular  Interests  and, third,  the  remainder,  if any, of such  principal  portion of such  Realized
Losses shall be  allocated  to the REMIC II Regular  Interest LT5 in reduction of the Uncertificated Principal Balance thereof.

      REMIC  II  Regular  Interest:  Any  of  the  separate   non-certificated
beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest in REMIC II and held as an asset of REMIC III.  Each REMIC
II Regular Interest shall accrue interest at the related  Uncertificated REMIC
II  Pass-Through  Rate in effect  from time to time,  and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated  Principal Balance as set
forth  in  the  Preliminary   Statement  hereto.   The  designations  for  the
respective  REMIC  II  Regular  Interests  are set  forth  in the  Preliminary
Statement hereto.

      REMIC II Regular  Interest  LT1:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT1 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT1 on such  Distribution
Date.

      REMIC II Regular  Interest  LT2:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT2 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT2 on such  Distribution
Date.

      REMIC II Regular  Interest  LT3:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT3 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT3 on such  Distribution
Date.

      REMIC II Regular  Interest  LT4:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT4 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT4 on such  Distribution
Date.

      REMIC II Regular  Interest  LT5:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT5 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT5 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT5
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT5 on such  Distribution
Date.

      REMIC II Regular  Interest  LT6:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT6 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT6 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT6
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT6 on such  Distribution
Date.

      REMIC II Regular  Interest  LT7:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT7 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT7 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT7
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT7 on such  Distribution
Date.

      REMIC II Regular  Interest  LT8:  One of the  separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT8 shall  accrue  interest at the  related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular  Interest LT8 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT8
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT8 on such  Distribution
Date.

      REMIC II Regular  Interest LT-Y1:  One of the separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT-Y1 shall accrue  interest at the related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular Interest LT-Y1 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT-Y1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses allocated to the REMIC II  Regular Interest LT-Y1 on such  Distribution
Date.

      REMIC II Regular  Interest LT-Y2:  One of the separate  non-certificated beneficial  ownership interests in REMIC II issued hereunder and designated as a Regular  Interest  in REMIC II and held as an asset of REMIC  III.  REMIC II
Regular  Interest  LT-Y2 shall accrue  interest at the related  Uncertificated
REMIC II Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.

      REMIC II Regular Interest LT-Y2 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT-Y2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses allocated to the REMIC II  Regular Interest LT-Y2 on such  Distribution
Date.

      REMIC III  Regular  Interest:  As defined in the  Preliminary  Statement hereto under "REMIC III."

      REMIC III:  The  segregated  pool of assets  consisting  of the REMIC II
Regular  Interests  conveyed in trust to the  Trustee,  for the benefit of the
Holders  of the Class CE  Certificates  and the Class R-3  Certificates,  with respect to which a separate REMIC election is to be made.

      REMIC III  Certificate:  Any Class A  Certificate,  Class M Certificate,
Class CE Certificate or Class R-3 Certificate.

      REMIC  III  Realized  Losses:   Realized  Losses  allocated  to  and  in
reduction of the Overcollateralization  Amount shall be deemed to first reduce the  principal  balance  of the REMIC III  Regular  Interest  CE-P  until such balance  shall have been reduced to zero and  thereafter to reduce the accrued and unpaid  interest on the REMIC III Regular  Interest CE-I.  Realized Losses
allocated  to the  Certificates  in  reduction  of the  interest or  principal attributes  thereof shall be deemed allocated to the  Corresponding  REMIC III
Regular Interests in reduction of the corresponding attributes thereof.

      REMIC  Opinion:  Shall mean an Opinion of Counsel to the effect that the proposed  action  will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment  conduits,  which  appear at  sections  860A through  860G  of  Subchapter  M  of  Chapter  1  of  the  Code,  and  related provisions,  and  proposed,  temporary  and final  regulations  and  published rulings,  notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time as well as provisions  of applicable  state laws.

      Remittance Date:  Shall mean the Business Day immediately  preceding the
Distribution Account Deposit Date.

      REO Imputed  Interest:  As to any REO Property,  for any calendar  month during  which such REO  Property  was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated  Principal  Balance
of such REO Property  (or, in the case of the first such  calendar  month,  of the related  Mortgage Loan, if appropriate) as of the close of business on the
Distribution Date in such calendar month.

      REO  Property:  A Mortgaged  Property  acquired by the Servicer  through foreclosure or  deed-in-lieu  of  foreclosure  in connection  with a defaulted
Mortgage Loan.

      Replacement  Mortgage  Loan:  A Mortgage  Loan or Mortgage  Loans in the
aggregate  substituted by the Seller for a Deleted  Mortgage Loan, which must, on the date of such substitution,  as confirmed in a Request for Release,  (i)
have a Stated Principal  Balance,  after deduction of the principal portion of the Scheduled Payment due in the month of substitution,  not in excess of, and not less than 90% of, the Stated  Principal  Balance of the  Deleted  Mortgage
Loan;  (ii) if the  Replacement  Mortgage Loan is a fixed rate Mortgage  Loan, have a fixed  Mortgage  Rate not less than or more  than 1% per  annum  higher than the Mortgage Rate of the Deleted  Mortgage  Loan;  (iii) have the same or higher credit quality  characteristics than that of the Deleted Mortgage Loan;
(iv) have a  Loan-to-Value  Ratio no higher than that of the Deleted  Mortgage
Loan;  (v) have a remaining  term to  maturity  no greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (vi) not permit conversion  of the Mortgage Rate from a fixed rate to a variable  rate;  (vii)
have the same lien priority as the Deleted  Mortgage Loan;  (viii)  constitute the same  occupancy  type as the Deleted  Mortgage Loan or be owner  occupied;
(ix) if the  Replacement  Mortgage Loan is an Adjustable  Rate Mortgage  Loan,
have a Maximum  Mortgage  Rate not less than the Maximum  Mortgage Rate on the
Deleted  Mortgage Loan, (x) if the Replacement  Mortgage Loan is an Adjustable
Rate  Mortgage  Loan,  have a Minimum  Mortgage Rate not less than the Minimum
Mortgage Rate of the Deleted  Mortgage Loan, (xi) if the Replacement  Mortgage
Loan is an  Adjustable  Rate  Mortgage  Loan,  have a Gross Margin equal to or greater  than the Gross  Margin of the  Deleted  Mortgage  Loan,  (xii) if the
Replacement  Mortgage Loan is an Adjustable  Rate Mortgage  Loan,  have a next
Adjustment  Date not more than two months later than the next  Adjustment Date on the Deleted  Mortgage  Loan,  (xiii)  comply with each  representation  and warranty set forth in Section 7 of the Mortgage  Loan  Purchase  Agreement and
(xiv) the Custodian has delivered a Final  Certification  noting no defects or exceptions.

      Request for  Release:  The Request  for Release to be  submitted  by the
Seller or the Servicer to the Custodian  substantially  in the form of Exhibit
H. Each Request for Release  furnished  to the  Custodian by the Seller or the
Servicer  shall be in  duplicate  and shall be  executed by an officer of such
Person  or a  Servicing  Officer  (or,  if  furnished  electronically  to  the
Custodian,  shall be deemed to have been sent and  executed  by an  officer of such Person or a Servicing Officer) of the Servicer.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy that is required  to be  maintained  from time to time under this Agreement.

      Reserve  Fund:  Shall  mean  the  separate  trust  account  created  and maintained by the Trustee pursuant to Section 3.20 hereof.

      Residual   Certificates:   The  Class  R-1,  Class  R-2  and  Class  R-3
Certificates,  each evidencing the sole class of "residual  interests" (within the meaning of Section 860G(a)(2) of the Code) in the related REMIC.

      Residual  Interest:  The sole class of "residual  interests"  in a REMIC within the meaning of Section 860G(a)(2) of the Code.

      Responsible  Officer:  With respect to the Trustee,  any Vice President, any Assistant Vice President,  the Secretary,  any Assistant Secretary, or any
Trust Officer with specific  responsibility for the transactions  contemplated hereby, any other officer  customarily  performing  functions similar to those performed  by any of the above  designated  officers or other  officers of the
Trustee  specified  by the Trustee,  as to whom,  with respect to a particular matter,  such matter is referred  because of such  officer's  knowledge of and familiarity with the particular subject.

      S&P: Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., and any successor thereto.

      Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

      Securities Act: The Securities Act of 1933, as amended.

      Seller:  EMC  Mortgage  Corporation,  a  Delaware  corporation,  and its successors  and assigns,  in its  capacity as seller of the Mortgage  Loans to the Depositor.

      Seller  Arrearages:  Any  accrued  and  unpaid  interest  for any period prior to the Cut-off Date for any  Mortgage  Loan which is  Delinquent  on the related  Cut-off Date;  such amount to be paid first from late payments on the
Mortgage  Loans  received by the  Servicer or  Liquidation  Proceeds  from the related  Mortgage  Loan and,  if such  amounts are not  sufficient,  then from amounts on deposit in the Protected Account.

      Senior  Certificates:  The Class I-A-1,  Class I-A-2, Class I-A-3, Class
II-A-1 and Class II-A-2 Certificates.

      Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation,  in its capacity  as  Servicer,  and its  successors  and  assigns.  Unless  otherwise provided for in the applicable Special Servicing Agreement,  all references to
"Servicer"   hereunder  shall  be  deemed  to  include  any  Special  Servicer appointed  pursuant to Section 3.18(b) hereof,  as it relates to any Specially
Serviced  Mortgage Loan serviced by such Special  Servicer and the obligations of the Servicer to service the Mortgage Loans.

      Servicer  Certification:  A written certification  covering servicing of the  Mortgage  Loans by the  Servicer and signed by an officer of the Servicer that  complies with (i) the  Sarbanes-Oxley  Act of 2002, as amended from time to  time,  and  (ii) the  February  21,  2003  Statement  by the  Staff of the
Division of  Corporation  Finance of the  Securities  and Exchange  Commission
Regarding  Compliance by  Asset-Backed  Issuers with Exchange Act Rules 13a-14 and  15d-14,  as in effect  from  time to time;  provided  that if,  after the
Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended,  (b) the Statement referred  to in  clause  (ii) is  modified  or  superceded  by any  subsequent statement,  rule or regulation of the  Securities  and Exchange  Commission or any statement of a division  thereof,  or (c) any future  releases,  rules and regulations are published by the Securities and Exchange  Commission from time to time  pursuant to the  Sarbanes-Oxley  Act of 2002,  which in any such case affects the form or  substance of the  required  certification  and results in the required  certification being, in the reasonable judgment of the Servicer, materially more onerous than the form of the required  certification as of the
Closing  Date,  the  Servicer  Certification  shall  be as  agreed  to by  the
Servicer,  the Depositor and the Seller  following a negotiation in good faith to determine how to comply with any such new requirements.

      Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses  (including  reasonable legal fees) incurred in the
performance   by  the  Servicer  of  its  servicing   obligations   hereunder,
including,  but not limited to, the cost of (i) the preservation,  restoration and  protection  of a Mortgaged  Property,  (ii) any  enforcement  or judicial proceedings,  including  foreclosures,  and including any expenses incurred in relation to any such  proceedings  that result  from the  Mortgage  Loan being registered in the MERS® System,  (iii) the management  and  liquidation of any
REO Property (including,  without limitation,  realtor's commissions) and (iv)
compliance with any  obligations  under Section 3.07 hereof to cause insurance to be maintained.

      Servicing  Fee: As to each Mortgage Loan and any  Distribution  Date, an amount  equal to 1/12th of the  Servicing  Fee Rate  multiplied  by the Stated
Principal  Balance of such  Mortgage  Loan as of the first day of the  related
Due Period or, in the event of any  payment of  interest  that  accompanies  a
Principal  Prepayment  in full  during  the  related  Due  Period  made by the
Mortgagor immediately prior to such prepayment,  interest at the Servicing Fee
Rate on the  Stated  Principal  Balance of such  Mortgage  Loan for the period covered by such payment of interest.  For  avoidance of doubt,  the  Servicing
Fee with respect to any Specially  Serviced  Mortgage Loan will be paid to the related Special Servicer.

      Servicing Fee Rate: 0.500% per annum.

      Servicing  Modification:  With respect to any  Mortgage  Loan that is in default or, in the  reasonable  judgment of the Servicer,  as to which default is reasonably foreseeable,  any modification which is effected by the Servicer in accordance  with the terms of this Agreement which results in any change in the outstanding Stated Principal  Balance,  any change in the Mortgage Rate or any extension of the term of such Mortgage Loan.

      Servicing  Officer:   Any  officer  of  the  Servicer  involved  in,  or
responsible for, the  administration and servicing of the Mortgage Loans whose name and facsimile  signature appear on a list of servicing officers furnished to  the  Trustee  by the  Servicer  on  the  Closing  Date  pursuant  to  this
Agreement, as such list may from time to time be amended.

      Simple  Interest  Loans:  The  Mortgage  Loans that  provide for monthly payments to be  allocated to  principal  and  interest  according to the daily simple interest method.

      Simple Interest Shortfall  Advance:  Any Advance made by the Servicer in connection  with a Simple  Interest Loan  resulting  from any shortfall in the amount of any  Scheduled  Payment  applied to interest on the Simple  Interest
Loan due to the  payment by the related  Mortgagor  of the  Scheduled  Payment less than one month after payment of the preceeding Scheduled Payment.

      Special  Servicer:  Any  special  servicer to which the  servicing  of a
Mortgage Loan is transferred to pursuant to Section 3.18(b) hereof.

      Special  Servicing  Agreement:  Any  agreement  entered  into  among the
Servicer,  the Special  Servicer and the Trustee with respect to the servicing of a Specially Serviced Mortgage Loan.

      Specially  Serviced  Mortgage Loan: The Mortgage Loans being serviced by the Special Servicer pursuant to Section 3.18(b) hereof.

      Startup Day: The Startup Day for each REMIC  formed  hereunder  shall be the Closing Date.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related
REO Property and any Distribution  Date, the applicable Cut-off Date Principal
Balance  thereof minus the sum of (i) the  principal  portion of the Scheduled
Payments  received  with respect to such Mortgage Loan prior to or during each
Due  Period  ending  prior  to such  Distribution  Date,  (ii)  all  Principal
Prepayments  with respect to such Mortgage  Loan  received  prior to or during the related  Prepayment  Period,  and all  Liquidation  Proceeds to the extent applied by the Servicer as recoveries of principal in accordance  with Section
3.09 with respect to such  Mortgage  Loan,  that were received by the Servicer as of the close of business on the last day of the  Prepayment  Period related to such  Distribution Date and (iii) any Realized Losses on such Mortgage Loan incurred during the related  Prepayment  Period.  The Stated Principal Balance of a Liquidated Loan equals zero.

      Stepdown  Date:  The  later  to occur  of (a) the  Distribution  Date in
November  2007  and (b) the  first  Distribution  Date on  which  the  Current
Specified Enhancement  Percentage  (calculated for this purpose only, prior to distributions on the Certificates but following  distributions on the Mortgage
Loans for the related Due Period) is greater than or equal to 35.40%.

      Subordinated   Certificates:   The  Class  M   Certificates,   Class  CE
Certificates and Residual Certificates.

      Subsequent Recoveries:  As of any Distribution Date, amounts received by the Servicer (net of any related expenses permitted to be reimbursed  pursuant to Section 4.02 and any Recovery Fee) or surplus  amounts held by the Servicer to cover  estimated  expenses  (including,  but not limited to,  recoveries in respect of the  representations  and warranties made by the Seller pursuant to the Mortgage Loan Purchase Agreement)  specifically related to a Mortgage Loan that  was  the  subject  of a  liquidation  or  final  disposition  of any REO
Property  prior to the related  Prepayment  Period that resulted in a Realized
Loss.

      Subservicing Agreement:  Any agreement entered into between the Servicer and a  subservicer  with  respect to the  subservicing  of any  Mortgage  Loan hereunder by such subservicer.

      Substitution  Adjustment  Amount:  The  meaning  ascribed  to such  term pursuant to Section 2.03(c).

      Successor  Servicer:  The  meaning  ascribed  to such term  pursuant  to
Section 8.01.

      Tax Matters  Person:  The person  designated as "tax matters  person" in the manner  provided  under  Treasury  Regulation § 1.860F-4(d)  and temporary
Treasury   Regulation  §   301.6231(a)(7)-1T.   The  Holder  of  the  greatest
Percentage  Interest  in a Class  of  Residual  Certificates  shall be the Tax
Matters  Person  for the  related  REMIC,  as more  particularly  set forth in
Section  9.12  hereof.  The  Trustee,  or any  successor  thereto or  assignee thereof  shall  serve as tax  administrator  hereunder  and as  agent  for the related Tax Matters Person.

      Transfer:  Any  direct or  indirect  transfer  or sale of any  Ownership
Interest in a Certificate.

      Transfer Affidavit: As defined in Section 6.02(c).

      Trigger Event:  With respect to any  Distribution  Date, a Trigger Event exists if (i) a  Delinquency  Event shall have  occurred and be  continuing or
(ii) the aggregate  amount of Realized  Losses on the Mortgage Loans since the applicable  Cut-off  Date as a  percentage  of the  initial  aggregate  Stated
Principal  Balance of the  Mortgage  Loans as of the  applicable  Cut-off Date exceeds  the  applicable  percentages  set forth  below  with  respect to such
Distribution Date:

     Distribution Date                                Percentage
     November 2007 to October 2008                    4.75%
     November 2008 to October 2009                    7.00%
     November 2009 to October 2010                    8.50%
     November 2010 and thereafter                     9.00%

      Trust Fund: The corpus of the trust created hereunder  consisting of (i)
the Mortgage  Loans and all interest  accruing and  principal due with respect thereto  after the  applicable  Cut-off  Date to the  extent  not  applied  in computing the applicable  Cut-off Date  Principal  Balance  thereof;  (ii) the
Distribution  Account,  the  Reserve  Fund and the  Protected  Account and all
amounts  deposited  therein  pursuant  to the  applicable  provisions  of this
Agreement;  (iii)  property that secured a Mortgage Loan and has been acquired by the  Servicer on behalf of the Trust Fund by  foreclosure,  deed in lieu of foreclosure  or  otherwise;  (iv) the  mortgagee's  rights under the Insurance
Policies  with respect to the Mortgage  Loans;  (v) the rights under the Yield
Maintenance  Agreements;  (vi) the rights  under the  Mortgage  Loan  Purchase
Agreement;  and (vii) all  proceeds of the  foregoing,  including  proceeds of conversion,  voluntary or  involuntary,  of any of the foregoing  into cash or other liquid property.

      Trustee:  Wells Fargo Bank,  National  Association,  a national  banking association,  not in its  individual  capacity,  but solely in its capacity as trustee for the benefit of the  Certificateholders  under this Agreement,  and any successor  thereto,  and any corporation or national  banking  association resulting  from or surviving  any  consolidation  or merger to which it or its successors  may be a party and any successor  trustee as may from time to time be serving as successor trustee hereunder.

      Trustee Fee: As to each Mortgage Loan and any  Distribution  Date, a fee per annum equal to 0.01%  multiplied by the Stated  Principal  Balance of such
Mortgage Loan as of the first day of the related Due Period.

      Uncertificated  Accrued  Interest:  With respect to each REMIC I Regular
Interest and REMIC II Regular  Interest on each  Distribution  Date, an amount
equal  to  one  month's  interest  at  the  related   Uncertificated  REMIC  I
Pass-Through   Rate  or   Uncertificated   REMIC  II  Pass-Through   Rate,  as
applicable,   on  the   Uncertificated   Principal  Balance  of  such  Regular
Interest.  Uncertificated  Accrued  Interest for such Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the
REMIC I Regular Interests for any Distribution  Date, any Prepayment  Interest
Shortfalls  and Relief Act Interest  Shortfalls  (to the extent not covered by
Compensating  Interest) (i) relating to the Mortgage Loans in Loan Group I for any Distribution  Date shall be allocated among REMIC I Regular  Interests Y-1 and Z-1 and (ii)  relating  to the  Mortgage  Loans  in Loan  Group II for any
Distribution  Date shall be allocated among REMIC I Regular  Interests Y-2 and
Z-2,  pro  rata,  based  on,  and to the  extent  of,  Uncertificated  Accrued
Interest,  as calculated  without  application of this sentence.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the REMIC II
Regular  Interests  for  any  Distribution   Date,  any  Prepayment   Interest
Shortfalls  and Relief Act Interest  Shortfalls  (to the extent not covered by
Compensating  Interest) (i) relating to the Mortgage Loans in Loan Group I for any  Distribution  Date shall be  allocated  among REMIC II Regular  Interests
LT1, LT2,  LT3, LT4 and LT-Y1 and (ii) relating to the Mortgage  Loans in Loan
Group II for any  Distribution  Date shall be allocated among REMIC II Regular
Interests LT5, LT6, LT7, LT8 and LT-Y2,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated  without  application of this sentence.

      Uncertificated  Principal Balance: With respect to reach REMIC I Regular
Interest and REMIC II Regular  Interest,  the principal amount of such Regular
Interest  outstanding  as of any  date  of  determination.  As of the  Closing
Date, the  Uncertificated  Principal  Balance of each REMIC I Regular Interest and  REMIC II  Regular  Interest  shall  equal  the  amount  set  forth in the
Preliminary  Statement hereto. On each Distribution  Date, the  Uncertificated
Principal  Balance  of each  REMIC I Regular  Interest  and  REMIC II  Regular
Interest  shall be  reduced by all  distributions  of  principal  made on such
Regular  Interest on such  Distribution  Date pursuant to Section  5.06(b) and
(c) and,  if and to the extent  necessary  and  appropriate,  shall be further reduced  on such  Distribution  Date by  Realized  Losses as  provided  by the definitions  of REMIC I Realized  Losses  and REMIC II  Realized  Losses.  The
Uncertificated  Principal  Balance of each REMIC I Regular  Interest and REMIC
II Regular Interest shall never be less than zero.

      Uncertificated   REMIC  I  Pass-Through   Rate:   With  respect  to  any
Distribution  Date and (i)  REMIC I Regular  Interest  Y-1 and REMIC I Regular
Interest Z-1, the weighted  average of the Net Mortgage  Rates of the Mortgage
Loans in Loan Group I (adjusted,  as necessary, to state such weighted average as a rate that  accrues on a 30/360  basis) and (ii) REMIC I Regular  Interest
Y-2 and  REMIC  I  Regular  Interest  Z-2,  the  weighted  average  of the Net
Mortgage  Rates  of  the  Mortgage  Loans  in  Loan  Group  II  (adjusted,  as necessary,  to state such weighted  average as a rate that accrues on a 30/360 basis).

      Uncertificated   REMIC  II  Pass-Through   Rate:  With  respect  to  any
Distribution  Date and (i) REMIC II Regular  Interests LT1, LT2 and LT-Y1, the
weighted  average  of the Net  Mortgage  Rates of the  Mortgage  Loans in Loan
Group I (adjusted,  as  necessary,  to state such  weighted  average as a rate that accrues on a 30/360 basis),  (ii) REMIC II Regular Interests LT5, LT6 and
LT-Y2,  the weighted  average of the Net Mortgage  Rates of the Mortgage Loans in Loan Group II (adjusted,  as necessary, to state such weighted average as a rate that accrues on a 30/360  basis),  (iii) REMIC II Regular  Interests  LT3 and LT7, zero (0.00%),  (v) REMIC II Regular  Interest LT4, twice the weighted average  of the Net  Mortgage  Rates of the  Mortgage  Loans  in Loan  Group I
(adjusted,  as  necessary,  to state  such  weighted  average  as a rate  that accrues on a 30/360 basis) and (vi) REMIC II Regular  Interest LT8,  twice the weighted  average  of the Net  Mortgage  Rates of the  Mortgage  Loans in Loan
Group II  (adjusted,  as necessary,  to state such weighted  average as a rate that accrues on a 30/360 basis).

      Underwriting Agreement:  The Underwriting  Agreement,  dated as of April
28, 2004,  between the  Depositor and Bear,  Stearns & Co. Inc,  together with the  related  Terms  Agreement,  dated as of  October  25,  2004  between  the
Depositor and Bear, Stearns & Co. Inc.

      Unpaid  Realized Loss Amount:  With respect to any Class A  Certificates and as to any  Distribution  Date,  is the  excess of  Applied  Realized  Loss
Amounts  with  respect  to such  Class  over the sum of all  distributions  in reduction of the Applied  Realized  Loss Amounts on all previous  Distribution
Dates.  Any amounts  distributed to the Class A Certificates in respect of any
Unpaid  Realized  Loss Amount  shall not be applied to reduce the  Certificate
Principal Balance of such Class.

      Voting Rights:  The portion of the voting rights of all the Certificates that is allocated  to any  Certificate  for purposes of the voting  provisions
hereunder.   Voting  Rights  shall  be  allocated  (i)  94%  to  the  Class  A
Certificates  and Class M  Certificates,  (ii) 3% to the Class CE Certificates
until paid in full, and (iii) 1% to each Class of Residual Certificates,  with the  allocation  among  the  Certificates  (other  than  the  Class CE and the
Residual  Certificates)  to be in  proportion  to  the  Certificate  Principal
Balance of each Class  relative to the  Certificate  Principal  Balance of all other such  Classes.  Voting Rights will be allocated  among the  Certificates of each such Class in accordance with their respective Percentage Interests.

      Yield Maintenance  Agreements:  Each of the Yield Maintenance Agreements
dated  October 26, 2004  between the Trust (on behalf of the Class I-A,  Class
II-A-1, Class II-A-2 and Class M Certificateholders) and the Counterparty.

Section 1.02      Allocation of Certain Interest Shortfalls.

      For  purposes  of  calculating  the amount of Current  Interest  for the
Class A Certificates,  the Class M Certificates  and the Class CE Certificates
for any  Distribution  Date, the aggregate  amount of any Prepayment  Interest
Shortfalls (to the extent not covered by payments by the Servicer  pursuant to
Section  5.02) and any Relief Act Interest  Shortfalls  incurred in respect of the Mortgage Loans for any Distribution  Date shall be allocated first, to the
Class CE Certificates  based on, and to the extent of, one month's interest at the then applicable  respective  Pass-Through Rate on the Certificate Notional
Balance thereof and, thereafter, among the Offered Certificates,  in each case on a pro rata  basis  based on, and to the  extent  of,  interest  at the then
applicable  respective   Pass-Through  Rate  on  the  respective   Certificate
Principal  Balance of each such  Certificate  for the related  Accrual  Period absent such reduction.

                                   ARTICLE II

                           CONVEYANCE OF TRUST FUND
                        REPRESENTATIONS AND WARRANTIES

Section 2.01      Conveyance of Trust Fund.

      Pursuant to the  Mortgage  Loan  Purchase  Agreement,  the Seller  sold, transferred,  assigned,  set over and  otherwise  conveyed  to the  Depositor, without  recourse,  all the right,  title and interest of the Seller in and to the assets in the Trust Fund.

      The Seller has entered  into this  Agreement  in  consideration  for the purchase of the Mortgage Loans by the Depositor  pursuant to the Mortgage Loan
Purchase Agreement and has agreed to take the actions specified herein.

      The  Depositor,  concurrently  with the execution  and delivery  hereof, hereby  sells,  transfers,  assigns,  sets over and  otherwise  conveys to the
Trustee for the use and benefit of the  Certificateholders,  without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

      In  connection  with such sale,  the  Depositor  has  delivered  to, and deposited  with,  the Trustee or the  Custodian,  as its agent,  the following documents or instruments  with respect to each Mortgage Loan so assigned:  (i)
the original  Mortgage Note,  including any riders thereto,  endorsed  without recourse to the order of "Wells Fargo Bank, National  Association,  as Trustee
for  certificateholders  of Bear Stearns  Asset Backed  Securities I LLC Asset
Backed  Certificates,  Series  2004-BO1,"  and  showing an  unbroken  chain of endorsements  from the original  payee  thereof to the Person  endorsing it to the Trustee,  (ii) the original  Mortgage and, if the related Mortgage Loan is a MOM Loan,  noting the presence of the MIN and language  indicating that such
Mortgage  Loan is a MOM  Loan,  which  shall  have  been  recorded  (or if the original is not available,  a copy), with evidence of such recording indicated
thereon  (or  if  clause  (x)  in  the  proviso  below  applies,  shall  be in recordable  form),  (iii)  unless  the  Mortgage  Loan  is  a  MOM  Loan,  the assignment  (either  an  original  or a copy,  which  may be in the  form of a blanket  assignment  if permitted in the  jurisdiction  in which the Mortgaged
Property  is  located) to the  Trustee of the  Mortgage  with  respect to each
Mortgage  Loan in the name of "Wells  Fargo  Bank,  National  Association,  as
Trustee for  certificateholders  of Bear Stearns Asset Backed Securities I LLC
Asset Backed  Certificates,  Series  2004-BO1,"  in  recordable  form) (iv) an original or a copy of all  intervening  assignments  of the Mortgage,  if any, with  evidence  of  recording  thereon,  (v)  the  original  policy  of  title insurance or  mortgagee's  certificate  of title  insurance or  commitment  or binder for title insurance,  if available, or a copy thereof, or, in the event that  such  original  title  insurance  policy  is  unavailable,  a  photocopy thereof,  or in lieu thereof,  a current lien search on the related  Mortgaged
Property  and  (vi)   originals  or  copies  of  all   available   assumption,
modification or substitution  agreements,  if any; provided,  however, that in lieu of the foregoing,  the Seller may deliver the following documents,  under the  circumstances  set  forth  below:  (x) if  any  Mortgage  or  intervening assignments  thereof have been  delivered or are being  delivered to recording offices  for  recording  and have not been  returned  in time to permit  their delivery as specified  above,  the  Depositor  may deliver a true copy thereof with  a  certification  by  the  Seller  or  the  title  company  issuing  the commitment for title  insurance,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original,  which has been  transmitted  for  recording";  and  (y) in lieu  of the  Mortgage  Notes relating to the Mortgage Loans  identified in the list set forth in Exhibit J, the  Depositor  may deliver a lost note  affidavit and indemnity and a copy of the original note, if available; and provided,  further,  however, that in the case of Mortgage  Loans which have been  prepaid in full after the  applicable
Cut-off  Date  and  prior  to the  Closing  Date,  the  Depositor,  in lieu of delivering the above  documents,  may deliver to the Trustee and its Custodian a certification  of a Servicing  Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage  Loans,  in the Protected
Account or in the  Distribution  Account on the Closing  Date.  In the case of the documents  referred to in clause (x) above,  the  Depositor  shall deliver such  documents  to the  Trustee  or its  Custodian  promptly  after  they are
received.   The  Seller  shall  cause,  at  its  expense,   the  Mortgage  and
intervening  assignments,  if any,  and to the extent  required in  accordance with the  foregoing,  the  assignment  of the  Mortgage  to the  Trustee to be submitted for  recording  promptly  after the Closing Date;  provided that the
Seller need not cause to be recorded (a) any  assignment  in any  jurisdiction under the laws of which,  as evidenced  by an Opinion of Counsel  addressed to the Trustee  delivered by the Seller to the Trustee and the Rating Agencies on
the Closing  Date,  the  recordation  of such  assignment  is not necessary to protect the Trustee's  interest in the related Mortgage Loan or (b) if MERS is identified  on  the  Mortgage  or on a  properly  recorded  assignment  of the
Mortgage  as the  mortgagee  of record  solely as  nominee  for Seller and its successors  and assigns.  In the event that the Seller,  the  Depositor or the
Servicer gives written notice to the Trustee that a court has  recharacterized the sale of the  Mortgage  Loans as a  financing,  the Seller  shall submit or cause to be submitted  for recording as specified  above each such  previously unrecorded  assignment to be submitted for recording as specified above at the expense  of the  Trust.  In the  event  a  Mortgage  File is  released  to the
Servicer as a result of such Person  having  completed a Request for  Release, the  Custodian  shall,  if not so  completed,  complete the  assignment of the related Mortgage in the manner specified in clause (iii) above.

      In connection  with the  assignment  of any Mortgage Loan  registered on the MERS®  System,  the  Seller  further  agrees  that it will  cause,  at the
Seller's own expense,  within 30 days after the Closing Date, the MERS® System to indicate that such  Mortgage  Loans have been assigned by the Seller to the
Depositor  and by the  Depositor  to  the  Trustee  in  accordance  with  this
Agreement  for  the  benefit  of  the   Certificateholders  by  including  (or
deleting,  in the case of Mortgage  Loans which are  repurchased in accordance with this  Agreement) in such  computer  files (a) the code in the field which identifies  the  specific  Trustee and (b) the code in the field "Pool  Field"
which  identifies  the series of the  Certificates  issued in connection  with such  Mortgage  Loans.  The Seller  further  agrees that it will not, and will not permit the Servicer to, and the  Servicer  agrees that it will not,  alter the codes  referenced  in this  paragraph  with respect to any  Mortgage  Loan during  the term of this  Agreement  unless and until  such  Mortgage  Loan is repurchased  in  accordance  with the terms of this  Agreement or the Mortgage
Loan Purchase Agreement.

Section 2.02      Acceptance of the Mortgage Loans.

(a)   Based on the Initial  Certification  received by it from the  Custodian, the  Trustee  acknowledges  receipt  of,  subject  to the  further  review and exceptions  reported by the  Custodian  pursuant to the  procedures  described below,  the documents (or certified  copies thereof)  delivered to the Trustee or the  Custodian on its behalf  pursuant to Section 2.01 and declares that it holds  and will  continue  to hold  directly  or  through  a  custodian  those documents and any  amendments,  replacements  or  supplements  thereto and all other  assets  of the  Trust  Fund  delivered  to it in trust  for the use and benefit  of  all  present  and  future  Holders  of the  Certificates.  On the
Closing  Date,  the Trustee or the  Custodian  on its behalf  will  deliver an
Initial  Certification  in the form of Exhibit One to the Custodial  Agreement confirming  whether or not it has received the Mortgage File for each Mortgage
Loan,  but  without  review  of  such  Mortgage  File,  except  to the  extent necessary  to  confirm  whether  such  Mortgage  File  contains  the  original
Mortgage  Note or a lost note  affidavit  and  indemnity in lieu  thereof.  No later than 90 days after the Closing  Date,  the Trustee or the  Custodian  on its behalf  shall,  for the  benefit of the  Certificateholders,  review  each
Mortgage  File  delivered  to it and execute  and  deliver to the Seller,  the
Servicer  and,  if  reviewed  by  the  Custodian,   the  Trustee,  an  Interim
Certification  substantially  in the  form  of  Exhibit  Two to the  Custodial
Agreement.  In  conducting  such review,  the Trustee or the  Custodian on its behalf will  ascertain  whether all required  documents have been executed and received and whether those  documents  relate,  determined on the basis of the
Mortgagor name,  original  principal  balance and loan number, to the Mortgage
Loans  identified in Exhibit B to this Agreement,  as supplemented  (provided, however,  that with respect to those  documents  described in subclauses  (iv)
and (vi) of Section  2.01,  such  obligations  shall  extend only to documents actually  delivered  pursuant  to such  subclauses).  In  performing  any such review,  the Trustee and the Custodian may conclusively  rely on the purported due  execution  and  genuineness  of any such  document  and on the  purported genuineness of any signature  thereon.  If the Trustee or the Custodian on its behalf finds any document  constituting  part of the Mortgage File not to have been  executed  or  received,  or  to  be  unrelated  to  the  Mortgage  Loans identified in Exhibit B or to appear to be defective on its face,  the Trustee or  the  Custodian  on  its  behalf  shall  include  such  information  in the exception  report  attached to the  Interim  Certification.  The Seller  shall correct  or cure  any  such  defect  or,  if  prior  to the end of the  second anniversary  of the Closing Date,  the Seller may  substitute  for the related
Mortgage  Loan a  Replacement  Mortgage  Loan,  which  substitution  shall  be accomplished  in the manner and subject to the conditions set forth in Section
2.03 or shall  deliver to the Trustee an Opinion of Counsel  addressed  to the
Trustee  to the effect  that such  defect  does not  materially  or  adversely affect the  interests of the  Certificateholders  in such Mortgage Loan within
60 days from the date of  notice  of the  defect  and if the  Seller  fails to correct or cure the defect or deliver  such opinion  within such  period,  the
Seller will,  subject to Section 2.03, within 90 days from the notification of the Trustee  purchase  such  Mortgage  Loan at the Purchase  Price;  provided, however,  that if such defect relates solely to the inability of the Seller to deliver the  Mortgage or  intervening  assignments  thereof  with  evidence of recording  thereon  because such  documents  have been submitted for recording and have not been returned by the  applicable  jurisdiction,  the Seller shall not be required to purchase  such  Mortgage  Loan if the Seller  delivers such documents  promptly  upon  receipt,  but in no event later than 360 days after the Closing Date.

(b)   No later  than 180 days  after the  Closing  Date,  the  Trustee  or the
Custodian   on   its   behalf   will   review,   for   the   benefit   of  the
Certificateholders,  the Mortgage  Files and will execute and deliver or cause to be executed and  delivered to the Seller,  the Servicer and, if reviewed by the Custodian,  the Trustee, a Final  Certification  substantially in the form of Exhibit Three to the Custodial  Agreement.  In conducting such review,  the
Trustee or the  Custodian on its behalf will  ascertain  whether each document required to be  recorded  has been  returned  from the  recording  office with evidence of recording  thereon and the Trustee or the  Custodian on its behalf has  received  either an  original or a copy  thereof,  as required in Section
2.01 (provided,  however,  that with respect to those  documents  described in subclauses (iv) and (vi) of Section 2.01,  such obligations  shall extend only to documents actually  delivered pursuant to such subclauses).  If the Trustee or the  Custodian on its behalf finds any document  with respect to a Mortgage
Loan has not been  received,  or to be  unrelated,  determined on the basis of the  Mortgagor  name,  original  principal  balance  and loan  number,  to the
Mortgage  Loans  identified  in Exhibit B or to appear  defective on its face, the  Trustee  or the  Custodian  on its behalf  shall note such  defect in the exception  report  attached  to the Final  Certification  and  shall  promptly notify the  Seller.  The Seller  shall  correct or cure any such defect or, if prior to the end of the second  anniversary  of the Closing  Date,  the Seller may  substitute  for the related  Mortgage Loan a Replacement  Mortgage  Loan, which  substitution  shall be  accomplished  in the manner and  subject to the conditions  set forth in  Section  2.03 or shall  deliver  to the  Trustee  an
Opinion of Counsel  addressed  to the  Trustee to the effect  that such defect does not  materially or adversely  affect the interests of  Certificateholders in such  Mortgage  Loan  within 60 days from the date of notice of the  defect and if the  Seller is  unable  within  such  period  to  correct  or cure such defect,  or to  substitute  the  related  Mortgage  Loan  with  a  Replacement
Mortgage  Loan or to  deliver  such  opinion,  the  Seller  shall,  subject to
Section  2.03,  within 90 days from the  notification,  purchase such Mortgage
Loan at the Purchase  Price;  provided,  however,  that if such defect relates solely to the  inability of the Seller to deliver the Mortgage or  intervening
assignments   thereof  with  evidence  of  recording  thereon,   because  such
documents  have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such Mortgage  Loan, if the Seller  delivers such  documents  promptly  upon  receipt,  but in no event later than 360 days after the Closing Date.  Notwithstanding  anything to the contrary herein, the parties hereto  acknowledge  that all  obligations of the Trustee with respect to the custody and review of the  Mortgage  Files  shall be  performed  by the
Custodian  pursuant to the  Custodial  Agreement,  and that the Trustee  shall have no  responsibility  with  respect to the  custody  or review of  Mortgage
Files held by the Custodian pursuant to the Custodial  Agreement.  The Trustee shall have no  liability  for the  failure  of the  Custodian  to perform  its obligations under the Custodial Agreement.

(c)   In the  event  that a  Mortgage  Loan  is  purchased  by the  Seller  in accordance with  subsections  2.02(a) or (b) above or Section 2.03, the Seller shall remit the  applicable  Purchase Price to the Servicer for deposit in the
Protected  Account and shall provide  written notice to the Trustee  detailing the  components of the Purchase  Price,  signed by a Servicing  Officer.  Upon deposit of the Purchase  Price in the Protected  Account and upon receipt of a
Request for Release with  respect to such  Mortgage  Loan,  the Trustee or the
Custodian  will  release  to the  Seller  the  related  Mortgage  File and the
Trustee shall execute and deliver all  instruments  of transfer or assignment, without recourse,  representation  or warranty  furnished to it by the Seller, as are  necessary to vest in the Seller title to and rights under the Mortgage
Loan.  Such  purchase  shall be deemed to have  occurred  on the date on which the deposit into the Protected  Account was made. The Trustee shall notify the
Rating  Agencies of such  repurchase in  accordance  with Section  11.05.  The obligation of the Seller to cure,  repurchase  or substitute  for any Mortgage
Loan as to which a defect in a constituent  document  exists shall be the sole remedies respecting such defect available to the  Certificateholders or to the
Trustee on their behalf.

(d)   The Seller shall  deliver to the Trustee or the Custodian on its behalf,
and  Trustee   agrees  to  accept  the  Mortgage  Note  and  other   documents
constituting the Mortgage File with respect to any Replacement  Mortgage Loan, which the Trustee or the  Custodian  will  review as  provided in  subsections
2.02(a)  and  2.02(b),  provided,  that the Closing  Date  referred to therein shall  instead be the date of delivery of the  Mortgage  File with  respect to each Replacement Mortgage Loan.

Section 2.03      Representations,  Warranties  and Covenants of the Servicer
and the Seller.

(a)   The  Servicer  hereby  represents  and  warrants to the  Depositor,  the
Trustee as follows, as of the Closing Date:

(i)   It is duly organized and is validly  existing and in good standing under the laws of the  Commonwealth of Pennsylvania and is duly authorized and qualified  to  transact  any  and  all  business  contemplated  by  this
      Agreement  to be  conducted  by it in any  state  in  which a  Mortgaged
      Property is located or is otherwise not required  under  applicable  law to effect such  qualification  and, in any event,  is in compliance with the doing  business laws of any such state,  to the extent  necessary to ensure  its  ability to  enforce  each  Mortgage  Loan,  to service  the
      Mortgage  Loans in  accordance  with the terms of this  Agreement and to perform any of its other  obligations under this Agreement in accordance with the terms hereof or thereof.

(ii)  It has the full  corporate  power and authority to service each Mortgage
      Loan,  and to  execute,  deliver  and  perform,  and to  enter  into and consummate the transactions  contemplated by this Agreement and has duly authorized by all necessary  corporate action on its part the execution,
      delivery  and  performance  of  this  Agreement;   and  this  Agreement,
      assuming the due  authorization,  execution  and delivery  hereof by the other parties hereto or thereto,  as applicable,  constitutes its legal, valid and binding obligation,  enforceable against it in accordance with its terms,  except that (a) the enforceability  hereof may be limited by bankruptcy, insolvency, moratorium,  receivership and other similar laws relating to creditors'  rights  generally and (b) the remedy of specific performance  and injunctive  and other forms of equitable  relief may be subject to equitable  defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii) The  execution  and delivery of this  Agreement by it, the  servicing of the Mortgage Loans by it under this Agreement,  the  consummation of any other  of the  transactions  contemplated  by  this  Agreement,  and the fulfillment  of or  compliance  with the terms hereof and thereof are in its  ordinary  course of business and will not (A) result in a breach of any term or  provision of its  articles of  incorporation  or by-laws or
      (B) conflict with, result in a breach,  violation or acceleration of, or result in a default under, the terms of any other material  agreement or instrument  to which it is a party or by which it may be  bound,  or (C)
      constitute a violation of any statute,  order or  regulation  applicable
      to  it  of  any  court,   regulatory  body,   administrative  agency  or
      governmental  body having  jurisdiction over it; and it is not in breach or violation of any material  indenture or other  material  agreement or instrument,  or in violation of any statute,  order or regulation of any court,  regulatory  body,  administrative  agency or  governmental  body having  jurisdiction  over it which breach or violation  may  materially impair its ability to perform or meet any of its obligations  under this
      Agreement.

(iv)  It is an approved  servicer of  conventional  mortgage  loans for Fannie
      Mae or Freddie  Mac and is a  mortgagee  approved  by the  Secretary  of
      Housing and Urban  Development  pursuant to sections  203 and 211 of the
      National Housing Act.

(v)   No litigation is pending or, to the best of its  knowledge,  threatened, against it that would  materially  and adversely  affect the  execution, delivery or  enforceability  of this Agreement or its ability to service the  Mortgage  Loans or to perform  any of its other  obligations  under this Agreement in accordance with the terms hereof.

(vi)  No  consent,   approval,   authorization   or  order  of  any  court  or
      governmental agency or body is required for its execution,  delivery and performance of, or compliance  with, this Agreement or the  consummation of the  transactions  contemplated  hereby  or  thereby,  or if any such consent,  approval,  authorization or order is required, it has obtained the same.

      The Servicer  will transmit  full-file  credit  reporting  data for each
Mortgage  Loan in  Loan Group II  pursuant  to Fannie  Mae Guide  Announcement
95-19 and that for each Mortgage Loan in Loan Group  II, the  Servicer  agrees it  shall  report  on the  following  statuses  each  month  as  follows:  new origination,  current,  delinquent (30-, 60-, 90-days, etc.),  foreclosed,  or charged-off.

(b)   The Seller hereby represents and warrants to the Depositor,  the Trustee as follows, as of the Closing Date:

(i)   The Seller is duly  organized as a Delaware  corporation  and is validly existing  and in good  standing  under the laws of the State of Delaware and is duly  authorized  and  qualified to transact any and all business contemplated  by this  Agreement  to be  conducted  by the Seller in any state in which a  Mortgaged  Property  is  located or is  otherwise  not required under applicable law to effect such  qualification  and, in any event,  is in compliance with the doing business laws of any such state, to the extent  necessary to ensure its ability to enforce each  Mortgage
      Loan,  to sell the Mortgage  Loans in  accordance  with the terms of the
      Mortgage  Loan  Purchase  Agreement  and to  perform  any  of its  other obligations under this Agreement in accordance with the terms hereof.

(ii)  The  Seller  has the full  corporate  power and  authority  to sell each
      Mortgage  Loan, and to execute,  deliver and perform,  and to enter into and consummate the  transactions  contemplated by this Agreement and has duly  authorized  by all necessary  corporate  action on the part of the
      Seller the execution,  delivery and performance of this  Agreement;  and this Agreement,  assuming the due authorization,  execution and delivery
      hereof  by  the  other  parties   hereto  or  thereto,   as  applicable,
      constitutes  a  legal,  valid  and  binding  obligation  of the  Seller, enforceable  against  the Seller in  accordance  with its terms,  except that  (a)  the  enforceability  hereof  may be  limited  by  bankruptcy, insolvency, moratorium,  receivership and other similar laws relating to creditors'  rights generally and (b) the remedy of specific  performance and  injunctive  and other forms of  equitable  relief may be subject to equitable  defenses and to the  discretion of the court before which any proceeding therefor may be brought.

(iii) The execution and delivery of this Agreement by the Seller,  the sale of the  Mortgage  Loans by the  Seller  under the  Mortgage  Loan  Purchase
      Agreement,   the   consummation   of  any  other  of  the   transactions
      contemplated  by this  Agreement,  and the  fulfillment of or compliance with  the  terms  hereof  and  thereof  are in the  ordinary  course  of business  of the Seller and will not (A) result in a material  breach of any term or  provision  of the  charter  or by-laws of the Seller or (B)
      conflict  with,  result in a breach,  violation or  acceleration  of, or result in a default under, the terms of any other material  agreement or instrument  to which the  Seller is a party or by which it may be bound, or (C)  constitute  a  violation  of any  statute,  order or  regulation applicable to the Seller of any court,  regulatory body,  administrative agency or governmental  body having  jurisdiction  over the Seller;  and the Seller is not in breach or violation  of any  material  indenture or other material agreement or instrument,  or in violation of any statute, order  or  regulation  of any  court,  regulatory  body,  administrative agency or governmental body having  jurisdiction over it which breach or violation may materially  impair the Seller's ability to perform or meet any of its obligations under this Agreement.

(iv)  The Seller is an  approved  seller of  conventional  mortgage  loans for
      Fannie Mae or Freddie Mac and is a mortgagee  approved by the  Secretary of Housing and Urban  Development  pursuant  to sections  203 and 211 of the National Housing Act.

(v)   No  litigation  is pending  or, to the best of the  Seller's  knowledge, threatened,  against  the Seller  that would  materially  and  adversely affect the execution,  delivery or  enforceability  of this Agreement or the ability of the Seller to sell the  Mortgage  Loans or to perform any of its other  obligations  under this  Agreement in accordance  with the terms hereof or thereof.

(vi)  No  consent,   approval,   authorization   or  order  of  any  court  or
      governmental agency or body is required for the execution,  delivery and performance  by the Seller of, or  compliance  by the Seller with,  this
      Agreement or the  consummation of the transactions  contemplated  hereby or thereby, or if any such consent, approval,  authorization or order is required, the Seller has obtained the same.

(vii) With  respect  to each  Mortgage  Loan as of the  Closing  Date (or such other  date  as may be  specified  in  Section  7 of the  Mortgage  Loan
      Purchase Agreement),  the Seller hereby remakes and restates each of the representations  and  warranties  set forth in Section 7 of the Mortgage
      Loan  Purchase  Agreement to the  Depositor  and the Trustee to the same extent as if fully set forth herein.

(c)   Upon  discovery  by  any  of  the  parties  hereto  of  a  breach  of  a representation  or warranty set forth in the Mortgage Loan Purchase  Agreement with respect to the Mortgage Loans that  materially and adversely  affects the
interests  of  the   Certificateholders   in  any  Mortgage  Loan,  the  party
discovering  such breach shall give prompt written notice thereof to the other parties.  The Seller hereby covenants with respect to the  representations and warranties  set forth in the Mortgage Loan Purchase  Agreement with respect to the Mortgage  Loans,  that within 90 days of the  discovery of a breach of any representation  or warranty set forth  therein that  materially  and adversely affects the  interests  of the  Certificateholders  in any Mortgage  Loan,  it
shall cure such breach in all material  respects and, if such breach is not so cured,  (i) if such 90 day period  expires prior to the second  anniversary of the Closing Date,  remove such Mortgage Loan (a "Deleted  Mortgage Loan") from the Trust Fund and  substitute  in its place a Replacement  Mortgage  Loan, in the manner and subject to the  conditions  set forth in this Section;  or (ii)
repurchase  the affected  Mortgage Loan or Mortgage  Loans from the Trustee at the  Purchase  Price in the manner  set forth  below;  provided  that any such substitution  pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected  prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof and any such  substitution  pursuant to (i)
above shall not be effected prior to the additional  delivery to the Custodian of a Request for  Release.  The Trustee  shall give prompt  written  notice to the parties  hereto of the  Seller's  failure to cure such breach as set forth in the preceding  sentence.  The Seller shall promptly  reimburse the Servicer and the Trustee for any  expenses  reasonably  incurred by the Servicer or the
Trustee in respect of enforcing  the  remedies for such breach.  To enable the
Servicer to amend the Mortgage  Loan  Schedule,  the Seller  shall,  unless it cures such breach in a timely fashion pursuant to this Section 2.03,  promptly notify the Servicer whether it intends either to repurchase,  or to substitute for,  the  Mortgage  Loan  affected  by  such  breach.  With  respect  to  the representations  and  warranties  with respect to the Mortgage  Loans that are made to the best of the Seller's knowledge,  if it is discovered by any of the
Depositor,  the Servicer,  the Seller,  the Trustee or the Custodian  that the
substance  of  such   representation  and  warranty  is  inaccurate  and  such
inaccuracy  materially and adversely affects the value of the related Mortgage
Loan,  notwithstanding  the  Seller's  lack of  knowledge  with respect to the substance of such  representation or warranty,  the Seller shall  nevertheless be required to cure,  substitute for or repurchase the affected  Mortgage Loan in accordance with the foregoing.

      With  respect  to any  Replacement  Mortgage  Loan or Loans,  the Seller
shall  deliver to the Trustee or the  Custodian  on its behalf for the benefit of the  Certificateholders  such  documents and  agreements as are required by
Section 2.01.  No  substitution  will be made in any calendar  month after the
Determination  Date for such month.  Scheduled  Payments  due with  respect to
Replacement  Mortgage Loans in the Due Period related to the Distribution Date on which such  proceeds are to be  distributed  shall not be part of the Trust
Fund  and will be  retained  by the  Seller.  For the  month of  substitution, distributions to Certificateholders  will include the Scheduled Payment due on any  Deleted  Mortgage  Loan for the  related  Due Period and  thereafter  the
Seller  shall be entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage  Loan.  The Servicer  shall amend the Mortgage Loan Schedule for the  benefit  of the  Certificateholders  to reflect  the  removal of such
Deleted  Mortgage Loan and the  substitution of the Replacement  Mortgage Loan or Loans and the Servicer shall deliver the amended  Mortgage Loan Schedule to the  Trustee  and the  Custodian.  Upon  such  substitution,  the  Replacement
Mortgage Loan or Loans shall be subject to the terms of this  Agreement in all respects,  and the  Seller  shall be deemed to have made with  respect to such
Replacement  Mortgage  Loan or  Loans,  as of the  date of  substitution,  the representations  and  warranties  set forth in Section 7 of the Mortgage  Loan
Purchase  Agreement with respect to such Mortgage Loan and to have represented that  each  such  Mortgage  Loan  satisifies  the  criteria  set  forth in the definition of Replacement  Mortgage Loans.  Upon any such substitution and the deposit  into the  Protected  Account of the amount  required to be  deposited therein in  connection  with such  substitution  as described in the following paragraph  and  receipt by the  Custodian  of a Request  for  Release for such
Mortgage  Loan,  the Trustee or the Custodian  shall release to the Seller the
Mortgage File relating to such Deleted  Mortgage Loan and held for the benefit of the  Certificateholders  and the Trustee  shall  execute and deliver at the
Seller's  direction  such  instruments  of transfer or assignment as have been prepared by the  Seller,  in each case  without  recourse,  representation  or warranty  as shall  be  necessary  to vest in the  Seller,  or its  respective designee,  title  to the  Trustee's  interest  in any  Deleted  Mortgage  Loan substituted for pursuant to this Section 2.03.

      For any month in which the Seller  substitutes  one or more  Replacement
Mortgage  Loans for a Deleted  Mortgage  Loan, the Servicer will determine the amount  (if  any)  by  which  the  aggregate  principal  balance  of  all  the
Replacement  Mortgage  Loans as of the date of  substitution  is less than the
Stated Principal  Balance (after  application of the principal  portion of the
Scheduled  Payment due in the month of  substitution) of such Deleted Mortgage
Loan.  An amount  equal to the  aggregate of such  deficiencies,  described in
the  preceding   sentence  for  any  Distribution   Date  (such  amount,   the
"Substitution  Adjustment  Amount")  shall be  deposited  into  the  Protected
Account,  by the  Seller  delivering  such  Replacement  Mortgage  Loan on the
Determination  Date  for the  Distribution  Date  relating  to the  Prepayment
Period during which the related  Mortgage Loan became required to be purchased or replaced hereunder.

      In the event that the Seller  shall have  repurchased  a Mortgage  Loan, the Purchase Price therefor shall be deposited into the Protected Account,  on the  Determination  Date for the Distribution  Date in the month following the month during which the Seller  became  obligated to repurchase or replace such
Mortgage Loan and upon such deposit of the Purchase Price,  the delivery of an
Opinion of Counsel if  required  by Section  2.05 and the receipt of a Request for Release,  the Trustee or the Custodian shall release the related  Mortgage
File held for the benefit of the  Certificateholders  to the  Seller,  and the
Trustee  shall  execute and  deliver at such  Person's  direction  the related instruments  of transfer or  assignment  prepared by the Seller,  in each case without  recourse,  as shall be necessary  to transfer  title from the Trustee for the benefit of the  Certificateholders and transfer the Trustee's interest to the Seller to any Mortgage  Loan  purchased  pursuant to this Section 2.03.
It is understood  and agreed that the  obligation  under this Agreement of the
Seller to cure,  repurchase  or replace any Mortgage Loan as to which a breach has occurred and is continuing  shall constitute the sole remedies against the
Seller  respecting  such  breach  available  to  the  Certificateholders,  the
Depositor or the Trustee.

(d)   The  representations  and  warranties  set  forth in this  Section  2.03 hereof shall survive  delivery of the  respective  Mortgage Loans and Mortgage
Files   to  the   Trustee   or  the   Custodian   for  the   benefit   of  the
Certificateholders.

Section 2.04      Representations and Warranties of the Depositor.

      The  Depositor  hereby  represents  and  warrants to the  Servicer,  the
Trustee as follows, as of the date hereof and as of the Closing Date:

(i)   The  Depositor is duly  organized  and is validly  existing as a limited liability  company  in good  standing  under  the  laws of the  State of
      Delaware and has full power and  authority  necessary to own or hold its properties  and to conduct its  business as now  conducted  by it and to enter into and perform its obligations under this Agreement.

(ii)  The Depositor  has the full power and authority to execute,  deliver and perform, and to enter into and consummate the transactions  contemplated by, this Agreement and has duly authorized,  by all necessary  corporate action on its part,  the  execution,  delivery and  performance  of this
      Agreement;   and  this  Agreement,   assuming  the  due   authorization,
      execution and delivery hereof by the other parties  hereto,  constitutes a legal,  valid and binding  obligation  of the  Depositor,  enforceable against the  Depositor  in  accordance  with its terms,  subject,  as to
      enforceability,   to   (i)   bankruptcy,   insolvency,   reorganization,
      moratorium and other similar laws affecting  creditors' rights generally
      and  (ii)  general   principles   of  equity,   regardless   of  whether
      enforcement is sought in a proceeding in equity or at law.

(iii) The  execution  and  delivery of this  Agreement by the  Depositor,  the consummation of the  transactions  contemplated  by this Agreement,  and the  fulfillment of or compliance  with the terms hereof and thereof are in the  ordinary  course of business of the  Depositor  and will not (A)
      result in a material  breach of any term or provision of the certificate of formation or limited  liability company agreement of the Depositor or
      (B) conflict with, result in a breach,  violation or acceleration of, or result in a default under, the terms of any other material  agreement or instrument  to  which  the  Depositor  is a party  or by which it may be bound or (C) constitute a violation of any statute,  order or regulation
      applicable   to  the   Depositor   of  any   court,   regulatory   body,
      administrative  agency or governmental body having jurisdiction over the
      Depositor;  and the  Depositor  is not in  breach  or  violation  of any material  indenture or other  material  agreement or  instrument,  or in violation of any statute,  order or regulation of any court,  regulatory body,  administrative  agency or governmental  body having  jurisdiction over it which breach or violation may materially  impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

(iv)  No litigation is pending, or, to the best of the Depositor's  knowledge, threatened,  against the Depositor  that would  materially and adversely affect the execution,  delivery or  enforceability  of this Agreement or the  ability of the  Depositor  to perform  its  obligations  under this
      Agreement in accordance with the terms hereof or thereof.

(v)   No  consent,   approval,   authorization   or  order  of  any  court  or
      governmental agency or body is required for the execution,  delivery and performance  by the Depositor  of, or compliance by the Depositor  with, this  Agreement or the  consummation  of the  transactions  contemplated hereby or thereby,  or if any such consent,  approval,  authorization or order is required, the Depositor has obtained the same.

      The Depositor  hereby  represents  and warrants to the Trustee as of the
Closing  Date,  following  the  transfer  of the  Mortgage  Loans to it by the
Seller,  the  Depositor  had good title to the Mortgage  Loans and the related
Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

      It is understood and agreed that the  representations and warranties set forth in this Section  2.04 shall  survive  delivery of the Mortgage  Files to the Trustee or the Custodian for the benefit of the  Certificateholders.  Upon discovery by the  Depositor,  the Trustee of a breach of such  representations and warranties,  the party  discovering  such breach shall give prompt written notice to the others and to each Rating Agency.

Section 2.05......Delivery  of  Opinion  of  Counsel  in   Connection   with
Substitutions and Repurchases.

(a)   Notwithstanding  any contrary provision of this Agreement,  with respect to any  Mortgage  Loan that is not in  default  or as to which  default is not imminent,  no  repurchase  or  substitution  pursuant to Sections 2.02 or 2.03 shall be made  unless  the  Seller  delivers  to the  Trustee  an  Opinion  of
Counsel,  addressed  to the  Trustee,  to the effect that such  repurchase  or substitution  would not (i) result in the imposition of the tax on "prohibited transactions"  of REMIC I,  REMIC II or REMIC III or  contributions  after the
Closing  Date,  as defined in  sections  860F(a)(2)  and  860G(d) of the Code, respectively  or (ii)  cause any of REMIC I,  REMIC II or REMIC III to fail to qualify  as a REMIC at any time that any  Certificates  are  outstanding.  Any
Mortgage Loan as to which  repurchase or substitution  was delayed pursuant to this paragraph shall be repurchased or the  substitution  therefor shall occur
(subject to  compliance  with  Sections  2.02 or 2.03) upon the earlier of (a)
the occurrence of a default or imminent  default with respect to such Mortgage
Loan and (b) receipt by the Trustee of an Opinion of Counsel  addressed to the
Trustee to the effect that such  repurchase or  substitution,  as  applicable, will not result in the events  described  in clause (i) or clause  (ii) of the preceding sentence.

(b)   Upon  discovery by the  Depositor,  the Seller or the Servicer  that any
Mortgage Loan does not  constitute a "qualified  mortgage"  within the meaning of  section  860G(a)(3)  of the Code,  the party  discovering  such fact shall promptly (and in any event within 5 Business  Days of discovery)  give written
notice   thereof  to  the  other  parties  and  the  Trustee.   In  connection
therewith,  the Seller,  at the Seller's option,  shall either (i) substitute,
if  the  conditions  in  Section  2.03  with  respect  to  substitutions   are
satisfied,  a  Replacement  Mortgage Loan for the affected  Mortgage  Loan, or
(ii)  repurchase  the affected  Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of  representation or warranty in  accordance  with Section 2.03.  The Trustee shall  reconvey to the  Seller  the  Mortgage  Loan  to be  released  pursuant  hereto  (and  the
Custodian shall deliver the related Mortgage File) in the same manner,  and on the same terms and  conditions,  as it would a Mortgage Loan  repurchased  for breach of a representation or warranty in accordance with Section 2.03.

Section 2.06......Countersignature and Delivery of Certificates.

(a)   The Trustee  acknowledges the sale, transfer and assignment to it of the
Trust Fund and, concurrently with such transfer and assignment,  has executed, countersigned  and  delivered,  to or upon  the  order of the  Depositor,  the
Certificates in authorized  denominations  evidencing the entire  ownership of the Trust Fund.  The Trustee  agrees to hold the Trust Fund and  exercise  the rights  referred to above for the benefit of all present and future Holders of the  Certificates  and to perform  the duties set forth in this  Agreement  in accordance with its terms.

(b)   The Depositor  concurrently with the execution and delivery hereof, does hereby  transfer,  assign,  set  over  and  otherwise  convey  in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular Interests,  and the other assets of REMIC II for the  benefit of the  holders of the REMIC II Regular  Interests  and the Class
R-2  Certificates.  The  Trustee  acknowledges  receipt of the REMIC I Regular
Interests  (which  are  uncertificated)  and the other  assets of REMIC II and declares  that it holds and will hold the same in trust for the  exclusive use and  benefit of the  holders of the REMIC II Regular  Interests  and the Class
R-2 Certificates.

(c)   The  Depositor,  concurrently  with the execution  and delivery  hereof, does hereby  transfer,  assign,  set over and otherwise convey in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC II Regular  Interests,  and the other  assets of REMIC III for the  benefit of the  holders of the REMIC III  Certificates.  The  Trustee
acknowledges   receipt   of  the  REMIC  II  Regular   Interests   (which  are
uncertificated)  and the other assets of REMIC II and  declares  that it holds and will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC III Certificates.

ARTICLE III

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.01      The Servicer to act as Servicer.

      The  Servicer  shall  service  and  administer  the  Mortgage  Loans  in accordance  with  the  terms of this  Agreement  and the  respective  Mortgage
Loans,  shall follow such  practices and procedures as it shall deem necessary or  advisable  and as shall  be  normal  and  usual  in its  general  mortgage servicing  activities,  and shall have full power and authority,  acting alone or through  subservicers  as  provided in Section  3.03,  to do or cause to be done any and all things that it may deem  necessary or desirable in connection with such  servicing  and  administration,  including  but not limited to, the power and  authority,  subject to the terms hereof (i) to execute and deliver, on behalf of the  Certificateholders  and the Trustee,  customary  consents or waivers and other  instruments and documents,  (ii) to consent to transfers of any related  Mortgaged  Property and  assumptions  of the  Mortgage  Notes and related Mortgages (but only in the manner provided  herein),  (iii) to collect
any  Insurance   Proceeds  and  other   Liquidation   Proceeds  or  Subsequent
Recoveries,  and (iv) subject to Section 3.09, to  effectuate  foreclosure  or other  conversion  of the  ownership of the  Mortgaged  Property  securing any
Mortgage  Loan;  provided  that the  Servicer  shall  take no  action  that is inconsistent  with  or  prejudices  the  interests  of the  Trust  Fund or the
Certificateholders  in any  Mortgage  Loan or the rights and  interests of the
Depositor or the Trustee under this Agreement.

      Without limiting the generality of the foregoing,  the Servicer,  in its own name or in the name of the Trust, the Depositor or the Trustee,  is hereby authorized  and empowered by the Trust,  the  Depositor and the Trustee,  when the Servicer  believes it appropriate in its reasonable  judgment,  to execute and deliver, on behalf of the Trustee, the Depositor,  the  Certificateholders
or any of them, any and all instruments of satisfaction  or  cancellation,  or of partial or full release or discharge and all other comparable  instruments, with  respect  to the  Mortgage  Loans,  and  with  respect  to the  Mortgaged
Properties  held  for the  benefit  of the  Certificateholders.  The  Servicer shall prepare and deliver to the Depositor  and/or the Trustee such  documents requiring  execution  and  delivery by any or all of them as are  necessary or appropriate  to enable the  Servicer to service and  administer  the  Mortgage
Loans.  Upon  receipt of such  documents,  the  Depositor  and/or the  Trustee shall execute such documents and deliver them to the Servicer.

      The Servicer  further is  authorized  and  empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of a  subservicer,  when the Servicer or a  subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register  any Mortgage
Loan on the MERS® System,  or cause the removal from the  registration  of any
Mortgage  Loan on the MERS® System,  to execute and deliver,  on behalf of the
Trustee and the  Certificateholders or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording  of a Mortgage in the name of MERS,  solely as nominee for the
Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the  preceding  sentence  shall be borne by the
Servicer  with no right of  reimbursement;  provided,  that if, as a result of
MERS  discontinuing  or becoming  unable to continue  operations in connection with the MERS System,  it becomes  necessary to remove any Mortgage  Loan from registration  on the MERS  System and to  arrange  for the  assignment  of the related  Mortgages  to  the  Trustee,  then  any  related  expenses  shall  be reimbursable to the Servicer.

      In accordance  with the standards of the first paragraph of this Section
3.01,  the Servicer  shall advance or cause to be advanced  funds as necessary for the  purpose of  effecting  the  payment of taxes and  assessments  on the
Mortgaged  Properties,  which  advances  shall be  reimbursable  in the  first instance  from related  collections  from the  Mortgagors  pursuant to Section
5.03,  and  further as  provided in Section  5.02.  All costs  incurred by the
Servicer,  if any, in effecting the timely  payments of taxes and  assessments on the Mortgaged  Properties and related insurance premiums shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders,  be added to the  Stated  Principal  Balance  under the  related  Mortgage  Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02......Due-on-Sale Clauses; Assumption Agreements.

(a)   Except as  otherwise  provided in this Section  3.02,  when any property subject to a Mortgage  has been or is about to be conveyed  by the  Mortgagor, the Servicer  shall to the extent that it has  knowledge  of such  conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the  extent  that  such  enforcement  will  not  adversely  affect  or jeopardize  coverage under any Required Insurance Policy.  Notwithstanding the foregoing,  the Servicer is not required to exercise  such rights with respect to a Mortgage  Loan if the Person to whom the related  Mortgaged  Property has been  conveyed  or  is  proposed  to  be  conveyed  satisfies  the  terms  and conditions  contained in the Mortgage  Note and Mortgage  related  thereto and the  consent of the  mortgagee  under such  Mortgage  Note or  Mortgage is not otherwise so required  under such  Mortgage Note or Mortgage as a condition to such  transfer.  In the event  that the  Servicer  is  prohibited  by law from enforcing  any such  due-on-sale  clause,  or if coverage  under any  Required
Insurance  Policy  would  be  adversely  affected,  or  if  nonenforcement  is otherwise permitted hereunder, the Servicer is authorized,  subject to Section
3.02(b),  to take or enter into an assumption and modification  agreement from or with the person to whom such  property has been or is about to be conveyed, pursuant to which such person  becomes  liable  under the  Mortgage  Note and, unless  prohibited  by  applicable  state law, the  Mortgagor  remains  liable thereon,  provided that the Mortgage Loan shall  continue to be covered (if so covered before the Servicer enters such agreement) by the applicable  Required
Insurance  Policies.  The  Servicer,  subject  to  Section  3.02(b),  is  also authorized  with  the  prior  approval  of the  insurers  under  any  Required
Insurance  Policies to enter into a substitution  of liability  agreement with such  Person,  pursuant  to which the  original  Mortgagor  is  released  from liability  and such Person is  substituted  as  Mortgagor  and becomes  liable under the Mortgage Note.  Notwithstanding  the  foregoing,  the Servicer shall not be deemed to be in  default  under this  Section  3.02(a) by reason of any transfer or assumption that the Servicer  reasonably believes it is restricted by law from preventing.

(b)   Subject to the Servicer's duty to enforce any due-on-sale  clause to the extent  set  forth  in  Section  3.02(a),  in any  case in  which a  Mortgaged
Property has been  conveyed to a Person by a Mortgagor,  and such Person is to enter into an assumption agreement or modification  agreement or supplement to the Mortgage Note or Mortgage  that requires the signature of the Trustee,  or if an  instrument of release  signed by the Trustee is required  releasing the
Mortgagor  from  liability on the related  Mortgage  Loan,  the Servicer shall prepare and deliver or cause to be prepared  and  delivered to the Trustee for signature and shall direct, in writing,  the Trustee to execute the assumption agreement  with the Person to whom the  Mortgaged  Property  is to be conveyed and  such  modification  agreement  or  supplement  to the  Mortgage  Note  or
Mortgage or other  instruments as are reasonable or necessary to carry out the terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable  laws  regarding  assumptions  or the  transfer  of  the  Mortgaged
Property to such Person.  In connection with any such assumption,  no material term of the Mortgage Note  (including,  but not limited to, the Mortgage Rate, the amount of the  Scheduled  Payment and any other term  affecting the amount or timing of payment on the Mortgage  Loan) may be changed.  In addition,  the substitute  Mortgagor  and the  Mortgaged  Property  must be acceptable to the
Servicer in  accordance  with its servicing  standards as then in effect.  The
Servicer  shall notify the Trustee that any such  substitution  or  assumption agreement  has been  completed  and forward to the  Custodian  the original of such substitution or assumption  agreement,  which in the case of the original shall be added to the related  Mortgage File and shall,  for all purposes,  be considered  a part of such  Mortgage  File to the  same  extent  as all  other documents and  instruments  constituting a part thereof.  Any fee collected by the Servicer for entering  into an  assumption  or  substitution  of liability
agreement   will  be  retained  by  the  Servicer  as   additional   servicing
compensation.

Section 3.03      Subservicers.

      The  Servicer  shall  perform  all  of  its  servicing  responsibilities
hereunder  or  may  cause  a  subservicer   to  perform  any  such   servicing
responsibilities  on its behalf,  but the use by the Servicer of a subservicer shall not release the Servicer from any of its  obligations  hereunder and the
Servicer  shall remain  responsible  hereunder  for all acts and  omissions of each  subservicer  as fully as if such acts and  omissions  were  those of the
Servicer.  The Servicer  shall pay all fees of each  subservicer  from its own funds,  and a subservicer's  fee shall not exceed the Servicing Fee payable to the Servicer hereunder.

      At  the  cost  and  expense  of  the  Servicer,  without  any  right  of reimbursement  from its Protected  Account,  the Servicer shall be entitled to terminate the rights and  responsibilities  of a  subservicer  and arrange for any  servicing  responsibilities  to be performed by a successor  subservicer;
provided,  however,  that nothing  contained herein shall be deemed to prevent or prohibit the Servicer,  at the Servicer's option,  from electing to service
the  related  Mortgage  Loans  itself.   In  the  event  that  the  Servicer's
responsibilities  and duties under this Agreement are  terminated  pursuant to
Section  8.03,  the Servicer  shall at its own cost and expense  terminate the rights and  responsibilities  of each subservicer  effective as of the date of termination  of the  Servicer.  The Servicer  shall pay all fees,  expenses or penalties  necessary in order to terminate the rights and  responsibilities of each subservicer from the Servicer's own funds without  reimbursement from the
Trust Fund.

      Notwithstanding  the  foregoing,  the Servicer  shall not be relieved of its obligations  hereunder and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and  administering the  Mortgage  Loans.  The  Servicer  shall  be  entitled  to  enter  into  an agreement  with a  subservicer  for  indemnification  of the  Servicer  by the subservicer  and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

      Any  subservicing  agreement  and any  other  transactions  or  services relating to the Mortgage Loans  involving a subservicer  shall be deemed to be between such  subservicer  and the Servicer  alone,  and the Trustee shall not have any  obligations,  duties or liabilities with respect to such subservicer including  any  obligation,  duty or  liability  of the  Trustee  to pay  such subservicer's  fees and expenses.  Each  subservicing  agreement shall provide that such  agreement may be assumed or terminated  without cause or penalty by the  Trustee  or  other  Successor  Servicer  in the  event  the  Servicer  is terminated in accordance with this  Agreement.  For purposes of remittances to the Trustee  pursuant to this Agreement,  the Servicer shall be deemed to have received a payment on a Mortgage  Loan when a  subservicer  has received  such payment.

Section 3.04......Documents,  Records and Funds in Possession of the Servicer
To Be Held for Trustee.

      Notwithstanding  any other  provisions of this  Agreement,  the Servicer shall  transmit  to the Trustee or the  Custodian  on behalf of the Trustee as required by this  Agreement  all  documents  and  instruments  in respect of a
Mortgage  Loan coming into the  possession  of the Servicer  from time to time and shall account fully to the Trustee for any funds  received by the Servicer or that  otherwise  are  collected  by the Servicer as  Liquidation  Proceeds,
Insurance  Proceeds or  Subsequent  Recoveries in respect of any such Mortgage
Loan.  All  Mortgage  Files  and  funds  collected  or held by,  or under  the control of, the  Servicer in respect of any Mortgage  Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds or
Subsequent  Recoveries,  including but not limited to, any funds on deposit in the Protected Account,  shall be held by the Servicer for and on behalf of the
Trustee  and  shall  be and  remain  the sole and  exclusive  property  of the
Trustee,   subject  to  the  applicable  provisions  of  this  Agreement.  The
Servicer  also agrees that it shall not create,  incur or subject any Mortgage
File or any  funds  that are  deposited  in the  Protected  Account  or in any
Escrow  Account,  or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders,  to any claim, lien, security  interest,  judgment,  levy, writ of attachment or other encumbrance, or assert by legal action or  otherwise  any claim or right of set off against any  Mortgage  File or any  funds  collected  on,  or in  connection  with,  a
Mortgage  Loan,  except,  however,  that the Servicer shall be entitled to set off against and deduct from any such funds any amounts  that are  properly due and payable to the Servicer under this Agreement.

Section 3.05      Maintenance  of Fire  Insurance;  Errors and  Omissions and
Fidelity Coverage.

(a)   The  Servicer  shall cause to be  maintained,  for each  Mortgage  Loan, hazard  insurance on buildings  upon,  or  comprising  part of, the  Mortgaged
Property  against  loss by fire,  hazards of extended  coverage and such other hazards as are customary in the area where the related  Mortgaged  Property is located  with an insurer  which is  licensed to do business in the state where the  related  Mortgaged  Property  is  located.  Each such  policy of standard hazard  insurance  shall contain,  or have an  accompanying  endorsement  that contains,  a standard  mortgagee clause and shall have extended coverage in an amount  which is equal to the lesser of (i) the  greater of (A) the  principal balance  owing on such  Mortgage  Loan and (B) the  percentage  such  that the proceeds  thereof  shall  be  sufficient  to  prevent  the  application  of  a co-insurance  clause;  or (ii)  100  percent  of the  insurable  value  of the improvements.  If the  Mortgaged  Property  is in an  area  identified  in the
Federal  Register  by the  Federal  Emergency  Management  Agency  as  being a
special  flood  hazard  area  that  has  federally-mandated   flood  insurance
requirements,  the  Servicer  will cause to be  maintained  a flood  insurance policy  meeting  the  requirements  of the current  guidelines  of the Federal
Insurance  Administration with a generally acceptable insurance carrier, in an amount  representing  coverage not less than the least of (i) the  outstanding principal  balance of the Mortgage Loan,  (ii) the maximum  insurable value of the  improvements  securing such Mortgage Loan or (iii) the maximum  amount of insurance which is available under the Flood Disaster  Protection Act of 1973, as  amended.  The  Servicer  shall also  cause to be  maintained  on  property acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan,  fire  insurance  with extended  coverage in an amount which is at least equal to the maximum  insurable value of the improvements  which are a part of such property,  liability  insurance and, to the extent required and available under the Flood Disaster  Protection Act of 1973, as amended,  flood insurance in an  amount  as  provided  above.  Pursuant  to  Section 4.01,  any  amounts collected by the Servicer  under any such  policies  (other than amounts to be applied to the  restoration  or repair of the  related  Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor in  accordance with the Servicer's  normal  servicing  procedures)  shall be deposited in the
Protected Account,  subject to withdrawal  pursuant to Section 4.02.  Any cost incurred by the Servicer in maintaining  any such insurance shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be  recoverable by the
Servicer  out of related  late  payments by the  Mortgagor or out of Insurance
Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 4.02.
It is understood and agreed that no earthquake or other  additional  insurance is to be required  of any  Mortgagor  or  maintained  on property  acquired in respect of a Mortgage  Loan other than  pursuant to such  applicable  laws and regulations  as  shall  at any time be in  force  and as  shall  require  such additional  insurance.  All such  policies  shall be  endorsed  with  standard mortgagee  clauses with loss payable to the Servicer and its successors and/or assigns and shall  provide for at least  thirty days prior  written  notice of any  cancellation,  reduction in the amount or material  change in coverage to the Servicer.  The Servicer shall not interfere with the  Mortgagor's  freedom of choice in  selecting  either  his  insurance  carrier  or agent,  provided, however,  that the Servicer shall not accept any such insurance  policies from insurance  companies unless such companies  currently reflect a General Policy
Rating in Best's Key Rating Guide  currently  acceptable to Fannie Mae and are licensed  to do  business in the state  wherein  the  property  subject to the policy is located.

      If the  Servicer  shall  obtain and  maintain a blanket  fire  insurance policy with extended  coverage  insuring  against  hazard losses on all of the
Mortgage  Loans,  it  shall  conclusively  be  deemed  to have  satisfied  its obligations as set forth in the first sentence of this Section 3.05,  it being understood  and agreed that such policy may contain a  deductible  clause,  in which case the  Servicer  shall,  in the event that there  shall not have been maintained  on the  related  Mortgaged  Property a policy  complying  with the first  sentence  of this  Section 3.05  and there shall have been a loss which would have been  covered by such  policy,  deposit in the Payment  Account the amount  not  otherwise  payable  under  the  blanket  policy  because  of such deductible  clause.  Any such  deposit  by the  Servicer  shall be made on the
Distribution  Account Deposit Date next preceding the Distribution  Date which occurs  in the month  following  the  month in which  payments  under any such policy  would have been  deposited in the  Protected  Account.  In  connection with its activities as  administrator  and servicer of the Mortgage Loans, the
Servicer  agrees  to  present,  on  behalf  of  itself,  the  Trustee  and the
Certificateholders, claims under any such blanket policy.

      The  Servicer  shall  obtain and maintain at its own expense and keep in full  force  and  effect  throughout  the  term of this  Agreement  a  blanket fidelity  bond and an errors  and  omissions  insurance  policy  covering  the
Servicer's  officers and employees  and other persons  acting on behalf of the
Servicer in connection with its activities  under this  Agreement.  The amount of coverage,  taken  together,  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  with respect to the Servicer if the Servicer  were  servicing  and  administering  the  Mortgage  Loans for
Fannie Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in effect,  the Servicer shall obtain a comparable  replacement  bond or
policy  from  an  issuer  or  insurer,   as  the  case  may  be,  meeting  the
requirements set forth above.

Section 3.06      Presentment of Claims and Collection of Proceeds.

      The Servicer  shall prepare and present on behalf of the Trustee and the
Certificateholders  all  claims  under the  Insurance  Policies  and take such actions (including the negotiation,  settlement,  compromise or enforcement of the  insured's  claim) as shall be  necessary to realize  recovery  under such
Insurance  Policies.  Any  proceeds  disbursed  to the  Servicer in respect of such Insurance  Policies shall be promptly  deposited in the Protected Account upon receipt,  except that any amounts  realized that are to be applied to the repair  or  restoration  of the  related  Mortgaged  Property  as a  condition precedent to the  presentation  of claims on the related  Mortgage Loan to the insurer  under any  applicable  Insurance  Policy need not be so deposited (or remitted).

Section 3.07      Maintenance of the Primary  Mortgage  Insurance  Policies;
Collections Thereunder.

      The Servicer  shall not take,  or permit any  subservicer  to take,  any action  which  would  result  in  non-coverage  under any  applicable  Primary
Mortgage  Insurance  Policy  of any loss  which,  but for the  actions  of the
Servicer or  subservicer,  would have been covered  thereunder.  To the extent coverage is  available,  the  Servicer  shall keep or cause to be kept in full force  and  effect a  Primary  Mortgage  Insurance  Policy in the case of each
Mortgage Loan having a  Loan-to-Value  Ratio at  origination in excess of 80%, until  the  principal  balance  of the  related  Mortgage  Loan  secured  by a
Mortgaged  Property is reduced to 80% or less of the appraised  value based on the most recent appraisal of the Mortgaged  Property  performed by a qualified appraiser,  such appraisal to be included in the related  servicing  file. The
Servicer  shall  not  cancel or  refuse  to renew  any such  Primary  Mortgage
Insurance Policy applicable to a non-subserviced  Mortgage Loan, or consent to any  subservicer  canceling  or  refusing to renew any such  Primary  Mortgage
Insurance  Policy  applicable to a Mortgage Loan subserviced by it, that is in effect  at the  date  of the  initial  issuance  of  the  Certificates  and is required  to be  kept  in  force  hereunder  unless  the  replacement  Primary
Mortgage   Insurance  Policy  for  such  canceled  or  non-renewed  policy  is maintained with an insurer whose  claims-paying  ability is acceptable to each
Rating Agency for mortgage pass-through  certificates having a rating equal to or better than the lower of the then-current  rating or the rating assigned to the  Certificates as of the Closing Date by such Rating Agency.  In connection with any assumption or  substitution  agreement  entered into or to be entered into pursuant to Section 3.02,  the Servicer shall promptly notify the insurer under  the  related  Primary  Mortgage  Insurance  Policy,  if  any,  of  such assumption or  substitution  of liability in accordance with the terms of such policy and shall take all actions  which may be required by such  insurer as a
condition  to  the   continuation  of  coverage  under  the  Primary  Mortgage
Insurance Policy.  If such Primary Mortgage  Insurance Policy is terminated as a result of such assumption or  substitution of liability,  the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

      In connection with its activities as  administrator  and servicer of the
Mortgage  Loans,  the  Servicer  agrees to  present  or to cause  the  related subservicer to present, on behalf of the Servicer, a subservicer,  if any, the
Trustee  and  Certificateholders,  claims  to the  related  insurer  under any
Primary  Mortgage  Insurance  Policies,  in a timely manner in accordance with such  policies,  and,  in this  regard,  to take or  cause  to be  taken  such reasonable  action as shall be necessary to permit  recovery under any Primary
Mortgage Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to
Section 4.01,  any Insurance Proceeds collected by or remitted to the Servicer under any  Primary  Mortgage  Insurance  Policies  shall be  deposited  in the
Protected Account, subject to withdrawal pursuant to Section 4.02 hereof.

Section 3.08      Reserved.

Section 3.09      Realization Upon Defaulted Mortgage Loans; Determination of
Excess  Liquidation  Proceeds and  Realized  Losses;  Repurchases  of Certain
Mortgage Loans.

(a)   The  Servicer  shall  use  reasonable   efforts  to  foreclose  upon  or
otherwise  comparably convert the ownership of properties securing such of the
Mortgage  Loans  as come  into  and  continue  in  default  and as to which no satisfactory  arrangements can be made for collection of delinquent  payments.
In connection with such  foreclosure or other  conversion,  the Servicer shall follow such  practices and  procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing  activities and the  requirements  of the insurer  under any  Required  Insurance  Policy;
provided  that the  Servicer  shall not be required to expend its own funds in connection  with any  foreclosure  or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of liquidation of the Mortgage Loan after  reimbursement to itself of such expenses and (ii) that such expenses will be  recoverable to it through  Insurance  Proceeds,  Liquidation  Proceeds  (respecting  which it shall have priority for purposes of  withdrawals  from the  Protected  Account
pursuant  to  Section  4.02).  If  the  Servicer   reasonably   believes  that
Liquidation  Proceeds  with  respect  to any such  Mortgage  Loan would not be increased as a result of such foreclosure or other action,  such Mortgage Loan will be  charged-off  and will become a Liquidated  Loan.  The  Servicer  will give notice of any such  charge-off  to the  Trustee.  The  Servicer  shall be responsible  for all  other  costs  and  expenses  incurred  by it in any such proceedings;  provided  that  such  costs  and  expenses  shall  be  Servicing
Advances  and that it shall be  entitled  to  reimbursement  thereof  from the proceeds of liquidation of the related Mortgaged Property,  as contemplated in
Section  4.02. If the Servicer has  knowledge  that a Mortgaged  Property that the Servicer is contemplating  acquiring in foreclosure or by deed- in-lieu of
foreclosure   is  located   within  a   one-mile   radius  of  any  site  with
environmental  or hazardous  waste risks known to the  Servicer,  the Servicer will, prior to acquiring the Mortgaged Property,  consider such risks and only
take  action  in  accordance   with  its  established   environmental   review
procedures.  Prior to any  foreclosure  or  other  liquidation  of a  Mortgage
Loan,  the Servicer (at its expense)  shall cause the  Assignments of Mortgage to be recorded in the appropriate public recording office.

      With respect to any REO Property,  the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the  Certificateholders
(or  the  Trustee's  nominee  on  behalf  of  the   Certificateholders).   The
Trustee's  name  shall be placed on the title to such REO  Property  solely as the Trustee hereunder and not in its individual  capacity.  The Servicer shall ensure that the title to such REO Property  references  this Agreement and the
Trustee's  capacity  hereunder.  Pursuant  to its  efforts  to sell  such  REO
Property,  the Servicer  shall either  itself or through an agent  selected by the Servicer  protect and conserve such REO Property in the same manner and to such  extent as is  customary  in the  locality  where  such REO  Property  is located and may,  incident to its conservation and protection of the interests of the  Certificateholders,  rent  the  same,  or  any  part  thereof,  as the
Servicer   deems  to  be  in  the  best  interest  of  the  Servicer  and  the
Certificateholders  for the  period  prior to the  sale of such REO  Property.
The  Servicer  shall  prepare for and deliver to the Trustee a statement  with respect  to each REO  Property  that has been  rented  showing  the  aggregate rental  income  received  and all  expenses  incurred in  connection  with the management and  maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting  requirements  of the REMIC
Provisions.  The net monthly  rental  income,  if any,  from such REO Property shall  be  deposited  in the  Protected  Account  no later  than the  close of business  on each  Determination  Date.  The  Servicer  shall  perform the tax
reporting  and  withholding   related  to   foreclosures,   abandonments   and
cancellation of indebtedness  income as specified by Sections 1445,  6050J and
6050P of the Code by preparing  and filing such tax and  information  returns, as may be required.

      In the event that the Trust Fund  acquires  any  Mortgaged  Property  as aforesaid or otherwise in connection  with a default or imminent  default on a
Mortgage Loan, the Servicer shall dispose of such Mortgaged  Property prior to three years after its  acquisition by the Trust Fund or, at the expense of the
Trust  Fund,  request  more  than  60 days  prior  to the  day on  which  such three-year  period would  otherwise  expire,  an  extension of the  three-year grace  period  unless the  Servicer  shall have  furnished  to the  Trustee an
Opinion  of  Counsel  addressed  to the  Trustee  (such  opinion  not to be an expense of the  Trustee)  to the effect  that the holding by the Trust Fund of such Mortgaged  Property  subsequent to such three-year period will not result in the imposition of taxes on "prohibited  transactions"  of REMIC I, REMIC II or REMIC III as defined  in section  860F of the Code or cause any of REMIC I,
REMIC  II or REMIC  III to fail to  qualify  as a REMIC  at any time  that any
Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such  Mortgaged  Property  (subject to any  conditions  contained in such
Opinion of Counsel).  Notwithstanding  any other  provision of this Agreement, no Mortgaged  Property  acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise  used for the  production  of income by or on behalf of the Trust Fund in such a manner or  pursuant to any terms that would (i) cause such  Mortgaged  Property  to fail to qualify as  "foreclosure property"  within  the  meaning  of  section  860G(a)(8)  of the  Code or (ii)
subject  any of  REMIC  I,  REMIC II or  REMIC  III to the  imposition  of any federal,  state or local income taxes on the income earned from such Mortgaged
Property under section  860G(c) of the Code or otherwise,  unless the Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

      The decision of the Servicer to foreclose on a defaulted  Mortgage  Loan shall be subject to a determination  by the Servicer that the proceeds of such
foreclosure   would  exceed  the  costs  and  expenses  of  bringing   such  a
proceeding.   The  income   earned  from  the   management  of  any  Mortgaged
Properties acquired through foreclosure or other judicial  proceeding,  net of reimbursement  to the Servicer for expenses  incurred  (including any property or other taxes) in connection  with such  management  and net of  unreimbursed
Servicing Fees,  Advances,  Servicing  Advances and any management fee paid or to be paid with respect to the  management of such Mortgaged  Property,  shall be applied to the  payment of  principal  of,  and  interest  on, the  related defaulted  Mortgage  Loans (with  interest  accruing  as though such  Mortgage
Loans  were  still  current)  and all such  income  shall be  deemed,  for all purposes  in the  Agreement,  to be  payments  on  account  of  principal  and interest  on the  related  Mortgage  Notes  and  shall be  deposited  into the
Protected  Account.  To the  extent the income  received  during a  Prepayment
Period is in excess of the amount  attributable  to  amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Mortgage Loan, such excess shall be considered to be a partial  Principal  Prepayment for all purposes hereof.

      The  Liquidation  Proceeds from any  liquidation of a Mortgage Loan, net of any payment to the  Servicer as provided  above,  shall be deposited in the
Protected Account on the next succeeding  Determination Date following receipt thereof for  distribution on the related  Distribution  Date,  except that any
Excess  Liquidation  Proceeds  shall be retained by the Servicer as additional servicing compensation.

      The proceeds of any Liquidated  Loan, as well as any recovery  resulting from a partial  collection of  Liquidation  Proceeds or any income from an REO
Property,  will be applied  in the  following  order of  priority:  first,  to reimburse  the Servicer for any related  unreimbursed  Servicing  Advances and
Servicing  Fees,  pursuant to Section 4.02 or this Section  3.09;  second,  to reimburse  the Servicer  for any  unreimbursed  Advances,  pursuant to Section
4.02 or this  Section  3.09;  third,  to accrued and unpaid  interest  (to the extent no  Advance  has been made for such  amount)  on the  Mortgage  Loan or related REO  Property,  at the Net Mortgage Rate to the first day of the month in which such  amounts  are  required  to be  distributed;  and  fourth,  as a recovery of principal of the Mortgage Loan.

(b)   On each Determination  Date, the Servicer shall determine the respective aggregate amounts of Excess Liquidation  Proceeds and Realized Losses, if any,
for the related Prepayment Period.

(c)   The Servicer  has no intent to  foreclose on any Mortgage  Loan based on the delinquency  characteristics  as of the Closing Date;  provided,  that the
foregoing   does  not  prevent  the  Servicer  from   initiating   foreclosure
proceedings  on any date  hereafter  if the  facts and  circumstances  of such
Mortgage  Loans  including  delinquency   characteristics  in  the  Servicer's
discretion so warrant such action.

Section 3.10......Servicing Compensation.

(a)   The Servicer,  as compensation  for its activities  hereunder,  shall be entitled  to receive on each  Distribution  Date the amounts  provided  for in
Section  4.02,   subject  to  clause  (e)  below.   The  amount  of  servicing
compensation  provided  for  in  such  clauses  shall  be  accounted  for on a
mortgage   loan-by-mortgage   loan  basis.  In  the  event  that   Liquidation
Proceeds,  Insurance  Proceeds and REO Proceeds  (net of amounts  reimbursable therefrom  pursuant  to  Section  4.02) in  respect  of a  Liquidation  or REO
Disposition  exceed the unpaid  principal  balance of such  Mortgage Loan plus unpaid  interest  accrued thereon at a per annum rate equal to the related Net
Mortgage Rate,  the Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related Subservicer,  any Excess Liquidation Proceeds and any Servicing Fee considered to be accrued but unpaid.

(b)   Additional  servicing  compensation  in the form of Prepayment  Charges, assumption  fees, late payment  charges,  investment  income on amounts in the
Protected Account and the Distribution  Account or otherwise shall be retained by the Servicer to the extent  provided  herein,  subject to clause (e) below.
In  addition,  the  Servicer  shall be  entitled  to  receive,  as  additional compensation,  any  amount  received  from a  Scheduled  Payment  on a  Simple
Interest  Loan  that  is  applied  to an  amount  of  interest  in  excess  of one-month's interest on that Mortgage Loan due during the related Due Period.

(c)   The  Servicer  shall be  required  to pay,  or  cause  to be  paid,  all expenses incurred by it in connection with its servicing  activities hereunder
(including  payment of premiums for the Primary Mortgage  Insurance  Policies, if  any,  to the  extent  such  premiums  are not  required  to be paid by the related  Mortgagors)  and  shall not be  entitled  to  reimbursement  therefor except as specifically provided in Sections 3.09, 4.01 and 4.02.

(d)   The  Servicer's  right  to  receive  servicing  compensation  may not be transferred in whole or in part except in connection  with the transfer of all of its responsibilities and obligations as Servicer under this Agreement.

(e)   Notwithstanding  any other provision herein, the amount of the Servicing
Fee  that the  Servicer  shall  be  entitled  to  receive  for its  activities hereunder  for the period  ending on each  Distribution  Date shall be reduced
(but not below zero) by an amount equal to Compensating  Interest (if any) for such  Distribution  Date.  In making such  reduction,  the  Servicer  will not withdraw  from the  Protected  Account any such amount  representing  all or a portion  of the  Servicing  Fee to which it is  entitled  pursuant  to Section
4.02.

Section 3.11      REO Property.

(a)   In the event the Trust Fund  acquires  ownership  of any REO Property in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be  issued  to the  Trustee,  or to its  nominee,  on  behalf  of the  related
Certificateholders.  The  Servicer  shall,  either  itself or through an agent selected by the Servicer,  and in accordance  with the Fannie Mae  guidelines, manage,  conserve,  protect and operate  each REO  Property in the same manner that it manages,  conserves,  protects and operates other foreclosed  property for its own account,  and in the same manner that similar property in the same locality as the REO  Property is managed and in  accordance  with the terms of this Agreement.  Each  disposition of REO Property shall be carried out by the
Servicer  at such price and upon such  terms and  conditions  as the  Servicer deems to be in the best  interest of the  Certificateholders.  Pursuant to its efforts to sell such REO  Property,  the Servicer  shall  protect and conserve such  REO  Property  in the  manner  and to the  extent  required  herein,  in accordance with the REMIC Provisions.

(b)   The  Servicer  shall  deposit  all  funds   collected  and  received  in
connection with the operation of any REO Property into the Protected Account.

(c)   The Servicer,  upon the final disposition of any REO Property,  shall be entitled to reimbursement for any related unreimbursed Advances,  unreimbursed
Servicing  Advances or Servicing Fees from  Liquidation  Proceeds  received in connection  with the final  disposition of such REO Property;  provided,  that any  such  unreimbursed  Advances  or  Servicing  Fees as  well as any  unpaid
Servicing  Fees may be  reimbursed or paid, as the case may be, prior to final disposition,  out of any net rental  income or other net amounts  derived from such REO Property.

Section 3.12      Liquidation Reports.

      Upon  the  foreclosure  of any  Mortgaged  Property  or the  acquisition thereof by the Trust Fund  pursuant  to a  deed-in-lieu  of  foreclosure,  the
Servicer  shall submit a  liquidation  report to the Trustee  containing  such information  as shall be mutually  acceptable  to the Servicer and the Trustee with respect to such Mortgaged Property.

Section 3.13      Annual Certificate as to Compliance.

      The  Servicer  shall  deliver  to the  Depositor  and the  Trustee on or before 75 days after the end of each calendar year,  commencing  with the year ending December 31, 2004, an Officer's  Certificate  stating, as to the signer thereof,  that (i) a review  of the  activities  of the  Servicer  during  the preceding  calendar  year and of the  performance  of the Servicer  under this
Agreement has been made under such officer's  supervision and (ii) to the best of such officer's knowledge,  based on such review, the Servicer has fulfilled all its  obligations  under this Agreement  throughout such year, or, if there has been a default in the fulfillment of any such obligation,  specifying each such default  known to such officer and the nature and status  thereof  except for such defaults as such officer in his or her good faith  judgment  believes to be immaterial.

Section 3.14      Annual Independent Certified Public Accountants'  Servicing
Report.

      On or before 75 days  after the end of each  calendar  year,  commencing with the year ending  December  31, 2004,  the  Servicer at its expense  shall cause a firm of  independent  public  accountants  (who may also render  other services to the Servicer,  the Depositor or any affiliate  thereof) which is a member of the American  Institute of Certified Public Accountants to furnish a statement to the Trustee,  and the  Depositor to the effect that such firm has examined certain  documents and records  relating to the Servicer's  servicing of  mortgage  loans  of the  same  type  as the  Mortgage  Loans  pursuant  to
servicing   agreements   substantially   similar  to  this  Agreement,   which
agreements  may  include  this  Agreement,  and that,  on the basis of such an examination,  conducted  substantially  in compliance  with the Uniform Single
Attestation  Program for  Mortgage  Bankers,  such firm is of the opinion that the Servicer's  servicing has been conducted in compliance with the agreements examined  pursuant to this  Section,  except for (i) such  exceptions  as such firm shall believe to be immaterial,  and (ii) such other  exceptions as shall be set forth in such  statement.  Copies of such  statement  shall be provided by the  Trustee  to  any  Certificateholder  upon  request  at the  Servicer's expense, provided such statement is delivered to the Trustee.

Section 3.15      Books and Records.

      The Servicer shall be responsible for  maintaining,  and shall maintain, a complete  set of books and  records  for the  Mortgage  Loans which shall be appropriately  identified in the Servicer's computer system to clearly reflect the  ownership  of  the  Mortgage  Loans  by the  Trust.  In  particular,  the
Servicer  shall  maintain in its  possession,  available for inspection by the
Trustee and shall  deliver to the Trustee upon demand,  evidence of compliance with all federal,  state and local laws, rules and regulations.  To the extent that  original  documents  are not  required for  purposes of  realization  of
Liquidation  Proceeds  or  Insurance  Proceeds,  documents  maintained  by the
Servicer may be in the form of microfilm or microfiche or such other  reliable means  of  recreating  original  documents,  including,  but not  limited  to, optical  imagery  techniques  so  long  as  the  Servicer  complies  with  the requirements of Accepted Servicing Practices.

      The  Servicer  shall  maintain  with respect to each  Mortgage  Loan and shall make available for inspection by the Trustee the related  servicing file during  the  time  such  Mortgage  Loan  is  subject  to  this  Agreement  and thereafter in accordance with applicable law.

Section 3.16      Reports Filed with Securities and Exchange Commission.

(a)   The Depositor  shall prepare or cause to be prepared the initial current report on Form 8-K. Within 15 days after each  Distribution  Date, the Trustee shall,  in accordance  with industry  standards,  file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"),  a Form 8-K with a copy  of the  monthly  statement  to be  furnished  by  the  Trustee  to the
Certificateholders  for such  Distribution  Date as an exhibit thereto.  Prior to  January  30 in each  year  commencing  in  2005,  the  Trustee  shall,  in accordance  with industry  standards,  file a Form 15  Suspension  Notice with respect to the Trust  Fund,  if  applicable.  Prior to (i) March 15,  2005 and
(ii)  unless and until a Form 15  Suspension  Notice  shall  have been  filed, prior to March 15 of each year  thereafter,  the  Servicer  shall  provide the
Trustee  with a  Servicer  Certification,  together  with a copy of the annual independent  accountant's  servicing report and annual statement of compliance to be delivered by the Servicer  pursuant to Sections 3.13 and 3.14.  Prior to
(i) March 31,  2005 and (ii)  unless  and  until a Form 15  Suspension  Notice shall have been filed,  March 31 of each year  thereafter,  the Trustee shall, subject to subsection (d) below,  file a Form 10K, in substance  conforming to industry  standards,  with  respect  to the  Trust  Fund.  Such Form 10K shall include the Servicer  Certification  and other  documentation  provided by the
Servicer  pursuant  to  the  second  preceding   sentence  and  the  Form  10K
certification  signed by the  Depositor.  The  Depositor  hereby grants to the
Trustee a limited  power of  attorney  to execute  each Form 8-K and file each such  document  on behalf  of the  Depositor.  Such  power of  attorney  shall continue  until  either the earlier of  (i) receipt  by the  Trustee  from the
Depositor  of  written  termination  of such  power of  attorney  and (ii) the termination  of the Trust Fund.  The Depositor  agrees to promptly  furnish to the  Trustee,  from  time to time  upon  request,  such  further  information,
reports  and  financial   statements   within  its  control  related  to  this
Agreement,  the Mortgage Loans as the Trustee  reasonably deems appropriate to prepare  and file all  necessary  reports  with the  Commission.  The  Trustee shall have no  responsibility  to file any items other than those specified in this Section 3.16;  provided,  however,  the Trustee will  cooperate  with the
Depositor in connection with any additional  filings with respect to the Trust
Fund as the Depositor  deems  necessary  under the Securities  Exchange Act of
1934,  as amended (the  "Exchange  Act").  Copies of all reports  filed by the
Trustee  under the  Exchange  Act shall be sent to:  the  Depositor  c/o Bear,
Stearns  &  Co.  Inc.,  Attn:  Managing  Director-Analysis  and  Control,  One
Metrotech  Center  North,  Brooklyn,  New York  11202-3859.  Fees and expenses incurred  by the Trustee in  connection  with this  Section  3.16 shall not be reimbursable from the Trust Fund.

(b)   In connection with the filing of any 10-K  hereunder,  the Trustee shall sign a  certification  (in the form  attached  hereto  as  Exhibit  L) for the
Depositor  regarding certain aspects of the Form 10-K certification  signed by the Depositor,  provided,  however,  that the Trustee shall not be required to undertake  an analysis of any  accountant's  report  attached as an exhibit to the Form 10-K.

(c)   (i)   The Trustee  shall  indemnify  and hold harmless the Depositor and its officers,  directors and affiliates from and against any losses,  damages, penalties,  fines,  forfeitures,  reasonable  and  necessary  legal  fees  and related costs,  judgments and other costs and expenses arising out of or based upon a breach of the  Trustee's  obligations  under this  Section  3.16 or the
Trustee's negligence, bad faith or willful misconduct in connection therewith.

(ii)  The  Depositor  shall  indemnify  and hold  harmless the Trustee and its
      officers,   directors  and  affiliates  from  and  against  any  losses, damages, penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  obligations of the Depositor under this Section 3.16 or the  Depositor's  negligence,  bad faith or willful misconduct in connection therewith.

(iii) The  Servicer  shall  indemnify  and hold  harmless  the Trustee and the
      Depositor and their respective  officers,  directors and affiliates from
      and  against  any  losses,  damages,   penalties,   fines,  forfeitures,
      reasonable  and necessary  legal fees and related  costs,  judgments and other  costs and  expenses  arising out of or based upon a breach of the obligations  of the Servicer  under this Section 3.16 or the  Servicer's negligence, bad faith or willful misconduct in connection therewith.

(iv)  If  the   indemnification   provided  for  herein  is   unavailable   or
      insufficient  to  hold  harmless  the  Depositor  or  the  Trustee,   as
      applicable,  then the defaulting  party,  in connection with a breach of its  respective  obligations  under this Section 3.16 or its  respective negligence,  bad faith or willful  misconduct in  connection  therewith, agrees  that it shall  contribute  to the amount  paid or payable by the other parties as a result of the losses,  claims, damages or liabilities of the other party in such  proportion as is  appropriate to reflect the relative  fault and the  relative  benefit of the  Depositor  on the one hand and the Trustee on the other.

(d)   Nothing shall be construed from the foregoing  subsections  (a), (b) and
(c) to require the Trustee or any officer,  director or  Affiliate  thereof to sign any Form 10-K or any certification  contained therein.  Furthermore,  the inability  of the  Trustee  to file a Form  10-K as a  result  of the  lack of required  information as set forth in Section  3.16(a) or required  signatures on  such  Form  10-K  or any  certification  contained  therein  shall  not be regarded as a breach by the Trustee of any obligation under this Agreement.

(e)   Notwithstanding  the provisions of Section 11.01,  this Section 3.16 may be amended without the consent of the Certificateholders.

Section 3.17      Reserved.

Section 3.18      Optional  Purchase  of and  Special  Servicing  of  Certain
Mortgage Loans; Charge-offs.

      (a) With  respect to any  Mortgage  Loans which as of the first day of a
Calendar  Quarter  is  delinquent  in  payment by 90 days or more or is an REO
Property,  the  Majority  CE  Holder,  shall  have the right to  purchase  any
Mortgage  Loan from the Trust  which  becomes  90 days or more  delinquent  or becomes an REO  Property  at a price  equal to the  Purchase  Price;  provided however (i) that such Mortgage Loan is still 90 days or more  delinquent or is an REO  Property  as of the  date of such  purchase  and  (ii)  this  purchase option,  if not  theretofore  exercised,  shall terminate on the date prior to the last day of the related Calendar  Quarter.  This purchase  option,  if not exercised,  shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more delinquent or becomes  an REO  Property,  in  which  case  the  option  shall  again  become exercisable as of the first day of the related Calendar Quarter.

      If at any time the  Majority CE Holder  remits to the Servicer a payment for  deposit in the  Protected  Account  covering  the amount of the  Purchase
Price for such a Mortgage  Loan,  and the  Majority CE Holder  provides to the
Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Protected Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan prepared and delivered to the  Trustee,  at the  request of the  Majority CE Holder,  without  recourse, representation  or warranty,  to the Majority CE Holder which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all security and  documents  relative  thereto.  Such  assignment  shall be an assignment  outright  and  not for  security.  The  Majority  CE  Holder  will thereupon own such Mortgage, and all such security and documents,  free of any further  obligation  to the  Trustee or the  Certificateholders  with  respect thereto.

      (b) Upon the  occurrence  of a first lien  Mortgage Loan becoming 120 or more days Delinquent (each such Mortgage Loan, a "Specially  Serviced Mortgage
Loan"),  EMC or its designee may cause the Servicer to transfer the  servicing with respect to each such Mortgage  Loan to a Special  Servicer to be serviced in  accordance  with  the  terms of this  Agreement  and a  Special  Servicing
Agreement.  Upon the  transfer  of a  Specially  Serviced  Mortgage  Loan to a
Special  Servicer,  the  Servicer  shall  no  longer  be  responsible  for the servicing  of such  Specially  Serviced  Mortgage  Loan and  shall  receive  a one-time  fee,  from the  Majority  CE Holder,  of $50.00  for each  Specially
Serviced Mortgage Loan transferred  hereunder.  With respect to each Specially
Serviced  Mortgage  Loan,  the Servicer  shall be  reimbursed  for any due but unpaid  Servicing  Advances  and/or  Advances  (other than any Simple Interest
Shortfall  Advance)  previously  made by the Servicer or any unpaid  Servicing
Fees due to the Servicer,  in accordance with the terms of this Agreement,  in the same  manner  as if the  Servicer  continued  to  service  such  Specially
Serviced  Mortgage  Loan.  No other fee,  compensation  or price shall be paid thereafter to the  predecessor  Servicer for any Specially  Serviced  Mortgage
Loan.

      Any such  Special  Servicing  Agreement  shall  be in a form  reasonably acceptable to the Trustee;  provided,  however, that the Trustee shall have no responsibility  for  determining  whether  such  Special  Servicing  Agreement complies  with the  provisions  of this  Agreement,  and in executing any such
Special  Servicing  Agreement  may rely on EMC's  direction  to the Trustee to enter into such  Special  Servicing  Agreement.  The  servicing  of a Mortgage
Loan  by a  Special  Servicer  and  the  entering  into  a  Special  Servicing
Agreement  is  subject  to the prior  written  confirmation  from each  Rating
Agency then rating any Class of  Certificates,  that the entering into of such
Special  Servicing  Agreement  will not cause such  Rating  Agency to lower or withdraw  its rating on any Class of  Certificates  below the lower of (i) the initial rating of such Class or (ii) the then-current rating on such Class.

      (c)   Any  non-first  lien  Mortgage Loan which becomes 120 or more days
Delinquent,  shall be  charged-off  by the Servicer and the Servicer  shall be entitled  to any due and  unpaid  Servicing  Fee on such  Mortgage  Loan,  the
Recovery  Fee and any  unreimbursed  Servicing  Advances  made with respect to such Mortgage Loan.

Section 3.19      Obligations  of the  Servicer in Respect of Mortgage  Rates
and Scheduled Payments.

      In the event that a shortfall in any  collection  on or  liability  with respect to any Mortgage Loan results from or is  attributable  to  adjustments to Mortgage Rates,  Scheduled  Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent  with the terms of the related
Mortgage Note and this Agreement,  the Servicer,  upon discovery or receipt of notice  thereof,  immediately  shall deliver to the Trustee for deposit in the
Distribution  Account from its own funds the amount of any such  shortfall and shall  indemnify and hold harmless the Trust Fund, the Trustee,  the Depositor
and  any  successor   Servicer  in  respect  of  any  such   liability.   Such
indemnities  shall  survive the  termination  or discharge of this  Agreement.
Notwithstanding  the foregoing,  this Section 3.19 shall not limit the ability of the  Servicer  to seek  recovery  of any  such  amounts  from  the  related
Mortgagor  under the terms of the related  Mortgage Note and Mortgage,  to the extent permitted by applicable law.

Section 3.20      Reserve Fund.

(a)   On or before the Closing  Date,  the Trustee  shall  establish a Reserve
Fund on behalf of the Holders of the  Certificates.  The Reserve  Fund must be an Eligible  Account.  The Reserve Fund shall be entitled "Reserve Fund, Wells
Fargo  Bank,  National  Association  as Trustee  for the benefit of holders of
Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates,  Series
2004-BO1".  The  Trustee  shall  demand  payment  of all money  payable by the
Counterparty  under  the  Yield  Maintenance  Agreements.  The  Trustee  shall deposit in the Reserve Fund all payments  received by it from the Counterparty pursuant to the Yield  Maintenance  Agreements.  On each Distribution Date the
Trustee shall remit amounts  received  from the  Counterparty,  if any, to the
Holders  of the  Class A,  Class M and  Class CE  Certificates  in the  manner provided in clause (b) below.  In addition,  on each  Distribution  Date as to which there is a Basis Risk  Shortfall  Carry Forward Amount payable to any of the  Class A and/or  Class M  Certificates,  the  Trustee  shall  deposit  the amounts  distributable  pursuant to clauses (C) and (D) of Section  5.04(a)(4)
into the  Reserve  Fund and the  Trustee  has been  directed  by the  Class CE
Certificateholder  to  distribute  such  amounts to the Holders of the Class A and/or  Class M  Certificates  in the  amounts  and  priorities  set  forth in clauses (C) and (D) of Section  5.04(a)(4).  Any amount paid to the Holders of
Class A and/or  Class M  Certificates  pursuant to the  preceding  sentence in respect of Basis  Risk  Shortfall  Carry  Forward  Amount  shall be treated as distributed  to the  Class CE  Certificateholder  in  respect  of the Class CE
Certificates and paid by the Class CE  Certificateholder to the Holders of the
Class A and/or  Class M  Certificates.  Any  payments  to the  Holders  of the
Class A and/or Class M Certificates  in respect of Basis Risk Shortfall  Carry
Forward Amount,  whether pursuant to the second preceding sentence or pursuant to  subsection  (b) below,  shall not be payments  with  respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

(b)   Amounts  received by the Trustee from the  Counterparty  under the Yield
Maintenance  Agreements shall be distributed on each  Distribution Date in the following manner and order of priority:

(i)   first, (A) from amounts received under the Yield  Maintenance  Agreement
            related  to  the  Class  I-A   Certificates,   to  the  Class  I-A
            Certificates,  pro rata  based on the  amount  of any  Basis  Risk
            Shortfall  Carry Forward  Amount for such Classes of  Certificates for such  Distribution  Date, (B) from amounts  received under the
            Yield   Maintenance   Agreement   related  to  the  Class   II-A-1
            Certificates, to the Class II-A-1 Certificates,  the amount of any
            Basis Risk Shortfall  Carry Forward Amount for such Class for such
            Distribution  Date,  (C) from  amounts  received  under  the Yield
            Maintenance  Agreement  related to the Class II-A-2  Certificates, to the Class  II-A-2  Certificates,  the  amount of any Basis Risk
            Shortfall   Carry   Forward   Amount   for  such  Class  for  such
            Distribution  Date and (D) from amounts  received  under the Yield
            Maintenance   Agreement  related  to  the  Class  M  Certificates,
            sequentially  to the Class M-1,  Class M-2,  Class M-3, Class M-4,
            Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9A and Class
            M-9B  Certificates,  in that  order,  the amount of any Basis Risk
            Shortfall  Carry Forward  Amount for such Classes of  Certificates for such Distribution Date;

(ii)  second,  from any remaining amounts received under the non-related Yield
            Maintenance  Agreements,  to the Class I-A, Class II-A-1 and Class
            II-A-2 Certificates,  as applicable,  pro rata, based on the Basis
            Risk  Shortfall  Carry  Forward  Amounts for the Class I-A,  Class
            II-A-1 and Class  II-A-2  Certificates,  as  applicable,  for such
            Distribution   Date,  the  aggregate  amount  of  any  Basis  Risk
            Shortfall  Carry Forward Amount for such Classes to the extent not covered in clause (i) above;

(iii) third,  from any remaining  amounts received under the non-related Yield
            Maintenance  Agreement(s),  to  the  Class  M  Certificates,   the
            aggregate  amount of any Basis Risk Shortfall Carry Forward Amount for such  Classes to the  extent not  covered in clause (i) above, which amounts so allocated  shall be paid in the order of priority in clause (i)(D) above; and

(iv)  fourth,  any  remaining  amounts  received  under the Yield  Maintenance
            Agreements, to the Class CE Certificates.

(c)   The Reserve  Fund is an  "outside  reserve  fund"  within the meaning of
Treasury  Regulation  §1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC.  The  Trustee  on behalf of the Trust  shall be the nominal owner of the Reserve  Fund.  The Class CE  Certificateholder  shall be the beneficial owner of the Reserve Fund,  subject to the power of the Trustee to transfer  amounts under  Section  5.04.  Amounts in the Reserve Fund shall, at the written  direction  of the Class CE  Certificateholder,  be invested in
Permitted  Investments that mature no later than the Business Day prior to the
next  succeeding   Distribution  Date  (or  the  Distribution  Date,  if  such investment is an  obligation  of or is managed or advised by the Trustee).  In the absence of written  direction,  amounts in the  Reserve  Fund shall not be invested.  All net income and gain from such investments  shall be distributed to the Class CE  Certificateholder,  not as a  distribution  in respect of any interest  in any REMIC,  on such  Distribution  Date.  All  amounts  earned on amounts  on  deposit  in the  Reserve  Fund  shall be  taxable to the Class CE
Certificateholder.  Any losses on such  investments  shall be deposited in the
Reserve  Fund  by  the  Class  CE  Certificateholder  out  of  its  own  funds immediately as realized.

Section 3.21      Advancing Facility.

      The  Servicer  is  hereby  authorized  to enter  into any  facility  (an
"Advance  Facility")  with any Person (any such Person,  an "Advance  Facility
Counterparty"),  without  the  consent of any party to this  Agreement,  which provides  that the  Servicer  may  pledge  or sell its  rights  (the  "Advance
Reimbursement  Rights") to receive  reimbursement  of any advances made by the
Servicer  in  respect  of  Advances  pursuant  to  this  Agreement,  Servicing
Advances  pursuant  to this  Agreement,  or  amounts  in  respect of taxes and
premiums  advanced  pursuant  to  Section  3.08(c)   ("Tax/Premium   Amounts")
pursuant to credit facilities,  repurchase  facilities,  or similar facilities providing  liquidity  for the  funding  of  Advances,  Servicing  Advances  or
Tax/Premium  Amounts,  as  applicable.  Notwithstanding  the  existence of any
Advance  Facility,  the  Servicer  shall  remain  obligated  pursuant  to this
Agreement  to  make  Advances,  Servicing  Advances  and  Tax/Premium  Amounts
pursuant to and as required  by this  Agreement,  and shall not be relieved of such obligations by virtue of such Advance Facility.

      If the Servicer  enters into an Advance  Facility,  the  Servicer  shall promptly give written notice to the Trustee,  which shall include the identity of the Advance Facility  Counterparty,  and for so long as an Advance Facility
Counterparty  remains  entitled  to receive  reimbursement  for any  Advances,
including   Nonrecoverable   Advances   related  thereto   ("Monthly   Advance
Reimbursement   Amounts"),   Servicing  Advances,   including   Nonrecoverable
Advances related thereto  ("Servicing Advance  Reimbursement  Amounts") and/or
Tax/Premium Amounts  ("Tax/Premium  Reimbursement  Amounts" and, together with
Monthly  Advance  Reimbursement  Amounts and Servicing  Advance  Reimbursement
Amounts,  "Advance  Reimbursement  Amounts")  (in each case to the extent that such  type  of  Advance  Reimbursement  Amount  is  included  in  the  Advance
Facility),  as  applicable,  then the  Servicer  shall  identify  such Advance
Reimbursement Amounts as received,  consistently with the reimbursement rights set forth in Section 3.10, and shall remit such Advance  Reimbursement Amounts in accordance  with the  documentation  establishing  the Advance  Facility to such Advance  Facility  Counterparty  or to a trustee,  agent or custodian (an
"Advance   Facility   Trustee")    designated   by   such   Advance   Facility
Counterparty.

      Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance  Facility,  the Servicer may withdraw from the  Protected  Account
(subject to Section 4.02) and shall pay to the Advance  Facility  Counterparty or the Advance Facility Trustee the Advance  Reimbursement  Amounts identified pursuant  to the  preceding  sentence.  The Trustee  shall have no  obligation with  respect  to the  calculation  or payment  of any  Advance  Reimbursement
Amount nor, as a result of the  existence  of any Advance  Facility  shall the
Trustee  have any  obligation  to track,  monitor or  administer  such Advance
Facility.

      Advance  Reimbursement  Amounts  shall  consist  solely  of  amounts  in respect of Advances,  Servicing Advances and/or Tax/Premium  Amounts made with respect to the  Mortgage  Loans for which the  Servicer  would be permitted to reimburse  itself in accordance  with this  Agreement.  Advance  Reimbursement
Amounts  that the  Servicer  is  entitled  to be paid shall not be included in
Available  Distribution  Amounts  or  distributed  to  Certificateholders.  An
Advance Facility  Counterparty  whose obligations are limited to the making of
Advances,  Servicing Advances and/or Tax/Premium Amounts will not be deemed to be a Subservicer  under this Agreement or be required to meet the criteria for qualification as a Subservicer under this Agreement.

      Advance   Reimbursement   Amounts   allocated  to  reimburse   Advances,
Servicing Advances or Tax/Premium  Amounts made with respect to any particular
Mortgage  Loan shall be allocated  to the  reimbursement  of the  unreimbursed
Advances,  Servicing Advances or Tax/Premium Amounts, as the case may be, made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis, such that the Advance  Reimbursement Amounts shall be applied to reimburse the
Advance,  Servicing  Advance or  Tax/Premium  Amount,  as the case may be, for that  Mortgage  Loan  that  was  disbursed  earliest  in  time  first,  and to reimburse the Advance,  Servicing  Advance or Tax/Premium  Amount, as the case may be,  for that  Mortgage  Loan  that was  disbursed  latest  in time  last.
Liquidation  Proceeds  with respect to a Mortgage Loan shall be applied in the following  order:  first, to reimburse  Servicing  Advances  outstanding  with respect to that Mortgage Loan, second, to reimburse Advances  outstanding with respect to that  Mortgage  Loan and third,  to reimburse  Tax/Premium  Amounts outstanding  with respect to that Mortgage  Loan.  The Servicer  shall provide to the related  Advancing  Facility  Counterparty or Advance  Facility Trustee
loan-level  information  with respect to each  Advance,  Servicing  Advance or
Tax/Premium  Amount remitted to such Advance Facility  Counterparty or Advance
Facility  Trustee,  to enable the  Advance  Facility  Counterparty  or Advance
Facility  Trustee to make the FIFO allocation of each such Advance,  Servicing
Advance or Tax/Premium Amount with respect to each Mortgage Loan.

      The  Servicer  shall  indemnify  the  Trustee and the Trust Fund for any cost,  liabilty or expense  incurred by either of them relating to any Advance
Facility,  including, without limitation, any claim, pending or threatened, by any Advance Facility Counterparty or Advance Facility Trustee.

ARTICLE IV

                                   ACCOUNTS

Section 4.01      Collection of Mortgage Loan Payments; Protected Account.

(a)   The  Servicer  shall make  reasonable  efforts to collect  all  payments called for under the terms and  provisions of the Mortgage Loans to the extent such  procedures  shall be  consistent  with this  Agreement and the terms and
provisions  of  any  related  Required   Insurance  Policy,  and  follow  such
collection  procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage  servicing  activities.
Consistent  with the  foregoing,  the Servicer may in its discretion (i) waive any late  payment  charge and (ii) extend the due dates for  payments due on a
Mortgage  Note for a period  not  greater  than 180 days.  In the event of any such  arrangement,  the Servicer  shall make Advances on the related  Mortgage
Loan during the scheduled period in accordance with the amortization  schedule of  such  Mortgage  Loan  without  modification  thereof  by  reason  of  such arrangements,  and shall be entitled to  reimbursement  therefor in accordance with Section  5.01.  The  Servicer  shall not be required to institute or join in  litigation  with respect to  collection  of any payment  (whether  under a
Mortgage,  Mortgage  Note or otherwise  or against any public or  governmental authority with respect to a taking or condemnation) if it reasonably  believes that enforcing the provision of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited  by applicable  law. In addition, if (x) a  Mortgage  Loan is in  default  or  default  is  imminent  or (y) the
Servicer  delivers to the Trustee a  certification  addressed  to the Trustee, based on the advice of  counsel or  certified  public  accountants,  in either case,  that have a national  reputation  with  respect to  taxation of REMICs, that a  modification  of such Mortgage Loan will not result in the  imposition of taxes on or disqualify  any of REMIC I, REMIC II or REMIC III, the Servicer
may,  (A)  amend  the  related  Mortgage  Note to  reduce  the  Mortgage  Rate applicable  thereto,  provided  that such  reduced  Mortgage  Rate shall in no event be lower than 5.00% with respect to any Mortgage  Loan and (B) amend any
Mortgage Note to extend to the maturity thereof.

      Notwithstanding  the  foregoing,  the  Servicer  shall  not  permit  any modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such Mortgage Loan within the meaning of  Section 1001  of the  Code  and  any  proposed,  temporary  or  final  regulations  promulgated thereunder (other than in connection with a proposed  conveyance or assumption of such  Mortgage  Loan that is  treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d)  hereof) and cause either REMIC formed under this
Agreement  to  fail to  qualify  as a  REMIC  under  the  Code.  In  addition, notwithstanding  any state or federal law to the contrary,  the Servicer shall not impose a  prepayment  premium in any instance  when the  mortgage  debt is accelerated  as the  result  of the  borrower's  default  in  making  the loan payments.  Upon request, the Trustee shall execute and deliver to the Servicer any powers of attorney and other  documents,  furnished by the Servicer to the
Trustee,  necessary  or  appropriate  to enable the  Servicer  to service  and administer  the  Mortgage  Loans.  The  Trustee  shall not be  liable  for any action  taken by the  Servicer or any  subservicer  pursuant to such powers of attorney.  In connection with servicing and  administering the Mortgage Loans, the Servicer and any  Affiliate of the Servicer (i) may perform  services such as appraisals  and brokerage  services  that are not  customarily  provided by servicers of mortgage loans, and shall be entitled to reasonable  compensation therefor in accordance with  Section 3.10  and (ii) may, at its own discretion and on behalf of the Trust Fund,  obtain credit  information  in the form of a
"credit score" from a credit repository.

(b)   The Servicer  shall  establish and maintain a Protected  Account  (which shall at all times be an Eligible  Account) with a depository  institution  in the name of the  Servicer  for the  benefit  of the  Trustee  on behalf of the
Certificateholders  and designated  "GMAC Mortgage  Corporation,  as Servicer, for the  benefit  of Wells  Fargo  Bank,  National  Association,  in trust for
registered   holders  of  Bear  Stearns   Asset   Backed   Securities  I  LLC,
Asset-Backed  Certificates  Series  2004-BO1".  The Servicer  shall deposit or cause to be deposited  into the Protected  Account within two Business Days of receipt,  except as otherwise  specifically  provided  herein,  the  following payments  and  collections  remitted  by  subservicers  or  received  by it in respect of the  Mortgage  Loans  subsequent  to the  applicable  Cut-off  Date
(other than in respect of principal and interest due on the Mortgage  Loans on or before the applicable  Cut-off Date) and the following  amounts required to be deposited hereunder:

(i)   all payments on account of principal,  including Principal  Prepayments, on the Mortgage Loans;

(ii)  all  payments on account of interest  on the  Mortgage  Loans net of the
      Servicing Fee permitted under Section 3.10 and LPMI Fees, if any;

(iii) all Liquidation Proceeds,  Subsequent Recoveries and Insurance Proceeds,
      other than  proceeds to be applied to the  restoration  or repair of the
      Mortgaged  Property or released to the Mortgagor in accordance  with the
      Servicer's normal servicing procedures;

(iv)  any amount required to be deposited by the Servicer  pursuant to Section
      4.01(c) in connection with any losses on Permitted Investments;

(v)   any  amounts  required  to be  deposited  by the  Servicer  pursuant  to
      Section 3.05; and

(vi)  any other amounts required to be deposited hereunder.

      The  foregoing  requirements  for  remittance  by the Servicer  into the
Protected  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the  foregoing,  payments in the nature of
Prepayment  Charges,  late payment  charges or assumption  fees, if collected, need not be remitted by the  Servicer.  In the event that the  Servicer  shall remit any amount not  required to be  remitted  and not  otherwise  subject to withdrawal  pursuant to Section  4.02,  it may at any time  withdraw or direct the  institution  maintaining the Protected  Account,  to withdraw such amount
from  the   Protected   Account,   any   provision   herein  to  the  contrary
notwithstanding.   Such   withdrawal  or  direction  may  be  accomplished  by
delivering   written  notice  thereof  to  the  institution   maintaining  the
Protected  Account,  that  describes  the  amounts  deposited  in error in the
Protected  Account.  The Servicer shall maintain adequate records with respect to all withdrawals  made pursuant to this Section.  All funds deposited in the
Protected  Account  shall be held in trust  for the  Certificateholders  until withdrawn in accordance with Section 4.02.

(c)   The  Servicer  shall  invest  the  funds  in the  Protected  Account  in
Permitted  Investments  which  shall  mature not later than the  Business  Day prior to the  Remittance  Date and shall not be sold or  disposed  of prior to its  maturity.  All such  Permitted  Investments  shall be made in the name of the Trustee,  for the benefit of the  Certificateholders.  All income and gain net of any losses realized from any such  investment  shall be for the benefit of the Servicer as servicing  compensation and shall be remitted to it monthly as  provided  herein.  The  amount of any  losses  incurred  in the  Protected
Account in respect of any such investments  shall be deposited by the Servicer into the Protected Account, out of the Servicer's own funds.

(d)   The Servicer  shall give at least 30 days advance notice to the Trustee, the Seller,  each Rating  Agency and the  Depositor of any proposed  change of location of the Protected Account prior to any change thereof.

Section 4.02      Permitted Withdrawals From the Protected Account.

(a)   The Servicer may from time to time make  withdrawals  from the Protected
Account for the following purposes:

(i)   to pay itself (to the extent not  previously  paid to or withheld by the
      Servicer),  as servicing  compensation  in accordance with Section 3.10, that portion of any payment of interest  that equals the  Servicing  Fee for the period  with  respect to which such  interest  payment was made, and, as  additional  servicing  compensation,  those  other  amounts set forth in Section 3.10;

(ii)  to reimburse the Servicer for Advances  (other than any Simple  Interest
      Shortfall  Advance)  made  by it with  respect  to the  Mortgage  Loans, provided,  however, that the Servicer's right of reimbursement  pursuant to  this  subclause  (ii)  shall  be  limited  to  amounts  received  on particular  Mortgage Loan(s) (including,  for this purpose,  Liquidation
      Proceeds,  Insurance Proceeds and Subsequent  Recoveries) that represent late  recoveries  of payments of  interest on such  particular  Mortgage
      Loan(s) in respect of which any such Advance was made;

(iii) to  reimburse  the  Servicer  for  any  previously  made  portion  of  a
      Servicing  Advance  or  an  Advance  (other  than  any  Simple  Interest
      Shortfall  Advance)  made  by  the  Servicer  that,  in the  good  faith judgment of the Servicer,  is a  Nonrecoverable  Advance,  to the extent not reimbursed pursuant to clause (ii) or clause (v);

(iv)  to reimburse the Servicer from Insurance  Proceeds for Insured  Expenses covered by the related Insurance Policy;

(v)   to pay the  Servicer any unpaid  Servicing  Fees and to reimburse it for
      any  unreimbursed  Servicing  Advances,   provided,  however,  that  the
      Servicer's right to  reimbursement  for Servicing  Advances  pursuant to this  subclause  (v) with respect to any Mortgage  Loan shall be limited to amounts received on particular Mortgage Loan(s) (including,  for this
      purpose,   Liquidation   Proceeds,   Insurance   Proceeds,    Subsequent
      Recoveries  and purchase and  repurchase  proceeds)  that represent late recoveries of the payments for which such Servicing Advances were made;

(vi)  to pay to the Seller,  the  Depositor  or itself,  as  applicable,  with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been  purchased  pursuant to Section  2.02,  2.03 or 3.18(a) of this Agreement,  all amounts received thereon and not taken into account in determining the related Stated Principal  Balance of such repurchased
      Mortgage Loan;

(vii) to pay to itself any Recovery  Fee or any other  amounts due pursuant to
      Section 3.18(b) of this Agreement;

(viii)      to pay  any  expenses  recoverable  by the  Servicer  pursuant  to
      Section 7.04 of this Agreement;

(ix)  to  withdraw  pursuant  to  Section  4.01 any  amount  deposited  in the
      Protected Account and not required to be deposited therein;

(x)   beginning in December  2004, to pay to the Seller any Seller  Arrearages
      that are payable  hereunder in accordance  with the definition of Seller
      Arrearages; and

(xi)  to clear and terminate the Protected  Account upon  termination  of this
      Agreement pursuant to Section 10.01 hereof.

      In addition,  no later than 1:00 p.m.  Eastern time on the  Distribution
Account  Deposit Date, the Servicer shall withdraw from the Protected  Account and remit to the  Trustee  the  amount of  Interest  Funds for each Loan Group
(without  taking into account any  reduction  in the amount of Interest  Funds attributable  to the  application  of  clause  (c) of the  definition  thereof contained in Article I of this  Agreement)  and Principal  Funds for each Loan
Group collected,  to the extent on deposit, and the Trustee shall deposit such
amount  in  the  Distribution   Account.   In  addition,   on  or  before  the
Distribution  Account  Deposit Date,  the Servicer  shall remit to the Trustee for  deposit in the  Distribution  Account  any  Advances  or any  payments of
Compensating  Interest required to be made by the Servicer with respect to the
Mortgage  Loans.  Notwithstanding  the  definition of Prepayment  Period,  the
Servicer (in its sole  discretion) may remit to the Trustee for deposit in the
Distribution Account in any month, any Principal  Prepayments in full received by the  Servicer on or before the 20th day of that month for  distribution  to the Certificateholders on the Distribution Date in that month.

      The Servicer shall keep and maintain separate accounting,  on a Mortgage
Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal from the Protected  Account pursuant to subclauses (i), (ii), (iv), (v), (vi),
(vii),  (viii)  and (x)  above.  Prior  to  making  any  withdrawal  from  the
Protected  Account  pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's  Certificate  of a Servicing  Officer  indicating the amount  of  any  previous  Advance  or  Servicing  Advance  determined  by the
Servicer to be a  Nonrecoverable  Advance and identifying the related Mortgage
Loan(s), and their respective portions of such Nonrecoverable Advance.

      In addition,  the Seller will deposit in the Distribution Account on the
Closing  Date,  an  amount  equal  to  $2,758,420.14,  which  amount  will  be distributed by the Trustee to the  Certificateholders on the Distribution Date
occurring  in November  2004,  as Principal  Funds and  Interest  Funds in the
amounts of $2,746,521.35 and $11,898.79, respectively.

Section 4.03      Collection of Taxes;  Assessments and Similar Items; Escrow
Accounts.

      With  respect  to each  Mortgage  Loan,  to the extent  required  by the related  Mortgage Note, the Servicer shall  establish and maintain one or more accounts  (each,  an "Escrow  Account")  and  deposit  and retain  therein all collections  from the Mortgagors (or advances by the Servicer) for the payment of taxes,  assessments,  hazard insurance premiums or comparable items for the account of the  Mortgagors.  Nothing  herein  shall  require  the  Servicer to compel a Mortgagor to establish an Escrow  Account in violation of  applicable law.

      Withdrawals  of amounts so  collected  from the Escrow  Accounts  may be made only to effect timely  payment of taxes,  assessments,  hazard  insurance premiums,  condominium  or PUD  association  dues,  or  comparable  items,  to reimburse the Servicer out of related  collections  for any payments made with respect to each  Mortgage Loan pursuant to Section 3.01 (with respect to taxes and  assessments  and  insurance  premiums)  and Section 3.05 (with respect to hazard  insurance),  to refund to any  Mortgagors  for any Mortgage  Loans any sums as may be determined to be overages,  to pay interest, if required by law or the terms of the related  Mortgage or Mortgage Note, to such  Mortgagors on balances in the Escrow  Account or to clear and terminate  the Escrow  Account at the  termination  of  this  Agreement  in  accordance  with  Section  10.01 thereof.  The Escrow Account shall not be a part of the Trust Fund.

Section 4.04      Distribution Account.

(a)   The Trustee  shall  establish  and  maintain in the name of the Trustee, for the  benefit  of the  Certificateholders,  the  Distribution  Account as a
segregated trust account or accounts.

(b)   All amounts  deposited to the Distribution  Account shall be held by the
Trustee  in  the  name  of  the  Trustee  in  trust  for  the  benefit  of the
Certificateholders  in  accordance  with  the  terms  and  provisions  of this
Agreement.

(c)   The  Distribution  Account shall  constitute an Eligible  Account of the
Trust Fund  segregated on the books of the Trustee and held by the Trustee and the Distribution  Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims,  liens,  and  encumbrances of any creditors or depositors of the Trustee  (whether made directly,  or indirectly through a  liquidator  or  receiver  of the  Trustee).  The amount at any time credited  to the  Distribution  Account  may be  invested  in the  name of the
Trustee, in such Permitted  Investments,  or deposited in demand deposits with such depository  institutions,  in accordance with the written instructions of the  Servicer.  All  Permitted  Investments  shall  mature  or be  subject  to redemption  or  withdrawal  on or before,  and shall be held  until,  the next succeeding  Distribution Date if the obligor for such Permitted Investment is, or such  investment is managed or advanced by, the Trustee or, if such obligor is any other Person,  the Business Day preceding  such  Distribution  Date. In the absence of written  direction,  amounts in the Distribution  Account shall not be  invested.  All  investment  earnings  on  amounts  on  deposit  in the
Distribution  Account or benefit  from funds  uninvested  therein from time to time  shall  be for  the  account  of  the  Servicer.  The  Trustee  shall  be permitted  to  withdraw  or  receive  distribution  of any and all  investment earnings from the  Distribution  Account on each  Distribution  Date. If there is any loss on a Permitted  Investment or demand  deposit,  the Servicer shall deposit the amount of the loss in the Distribution  Account not later than the applicable  Distribution  Date on which the moneys so invested are required to be distributed  to the  Certificateholders.  With respect to the  Distribution
Account and the funds  deposited  therein,  the Trustee shall take such action as may be  necessary to ensure that the  Certificateholders  shall be entitled to the  priorities  afforded to such a trust  account (in  addition to a claim against the estate of the  Trustee) as provided  by  12 U.S.C.  § 92a(e),  and applicable  regulations  pursuant  thereto,  if applicable,  or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.05      Permitted  Withdrawals and Transfers from the  Distribution
Account.

(a)   The Trustee will make or cause to be made such  withdrawals or transfers from the Distribution Account for the following purposes:

(i)   to pay to itself the Trustee Fee;

(ii)  to reimburse the Trustee for expenses,  costs and  liabilities  incurred by or reimbursable to it pursuant to this Agreement;

(iii) to pay investment income to the Servicer;

(iv)  to remove amounts deposited in error; and

(v)   to clear and  terminate  the  Distribution  Account  pursuant to Section
      10.01.

(b)   On each Distribution  Date, the Trustee shall distribute  Interest Funds and  Principal  Funds to the extent of funds in the  Distribution  Account for each Loan Group to the holders of the  Certificates in accordance with Section
5.04.

                                     ARTICLE V

                          DISTRIBUTIONS AND ADVANCES

Section 5.01      Advances.

      On or before 1:00 P.M. New York City time on each  Distribution  Account
Deposit  Date,  the  Servicer  shall  either (i)  deposit in the  Distribution
Account from its own funds, or funds received  therefor from any subservicers, an amount  equal to the  Advances to be made by the Servicer in respect of the related  Distribution Date, which shall be in an aggregate amount equal to the excess of (a) the amount of  interest  accrued  during the  related Due Period with  respect  to  each  Outstanding  Mortgage  Loan on the  Stated  Principal
Balance of each  Mortgage Loan  immediately  prior to such  Distribution  Date
(adjusted  to the  Mortgage  Rate less the  Servicing  Fee Rate)  over (b) the amount of interest on each Outstanding  Mortgage Loan received by the Servicer and included in Interest  Funds for the related  Distribution  Date  (adjusted to the  Mortgage  Rate less the  Servicing  Fee Rate),  less the amount of any related Servicing Modifications,  Debt Service Reductions or reductions in the amount of interest  collectable from the Mortgagor pursuant to the Relief Act;
provided  that  no  Advance  shall  be made if it  would  be a  Nonrecoverable
Advance,  or (ii) withdraw  from amounts on deposit in the  Protected  Account and  deposit in the  Distribution  Account all or a portion of the Amount Held for Future  Distribution  in  discharge  of any such  Advance,  or  (iii) make advances  in the  form of any  combination  of (i) and  (ii)  aggregating  the amount of such  Advance.  Advances  shall be  calculated on a 30/360 basis for any Actuarial Loan and on a actual/365 day basis for any Simple Interest Loan.

      Any portion of the Amount Held for Future  Distribution so used shall be replaced by the Servicer by deposit in the  Distribution  Account on or before
11:00 A.M. New York time on any future  Distribution  Account  Deposit Date to the extent that funds  attributable  to the Mortgage  Loans that are available in the  Protected  Account  for  deposit in the  Distribution  Account on such
Distribution   Account   Deposit   Date  shall  be  less  than   payments   to
Certificateholders  required to be made on the  following  Distribution  Date.
The  Servicer  shall be entitled to use any Advance made by a  subservicer  as described in Section 5.01  that has been deposited in the Protected Account on or before such  Distribution  Account Deposit Date as part of the Advance made
by  the   Servicer   pursuant  to  this   Section 5.01.   The  amount  of  any
reimbursement  pursuant to Section 4.02(a) in respect of outstanding  Advances on any  Distribution  Date shall be allocated to specific  Scheduled  Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Scheduled  Payments which have been delinquent for the longest  period of time.  Such  allocations  shall be  conclusive  for purposes of  reimbursement to the Servicer from recoveries on related Mortgage
Loans pursuant to Section 4.02.

      The  determination  by the  Servicer  that it has made a  Nonrecoverable
Advance  or  that  any  proposed   Advance,   if  made,   would  constitute  a
Nonrecoverable  Advance, shall be evidenced by an Officer's Certificate of the
Servicer delivered to the Company and the Trustee.

      If  the  Servicer  determines  as of  the  Business  Day  preceding  any
Distribution  Account  Deposit  Date that it will be unable to  deposit in the
Distribution  Account an amount  equal to the Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it shall give notice to the
Trustee of its  inability to advance  (such notice may be given by  telecopy), not later than 3:00 P.M., New York time, on such Business Day,  specifying the portion  of such  amount  that it will be unable to  deposit.  Not later  than
3:00  P.M.,  New York  time,  on the  Distribution  Account  Deposit  Date the
Trustee  shall,  unless by 12:00 Noon,  New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the  Servicer  shall have  directly  or  indirectly  deposited  in the  Distribution  Account  such portion  of the  amount of the  Advance  as to which the  Servicer  shall have given notice pursuant to the preceding sentence,  the Trustee shall,  pursuant to  Section 8.01,  (a)  terminate  all of the  rights and  obligations  of the
Servicer under this Agreement in accordance with  Section 8.01  and (b) assume
the  rights  and  obligations  of  the  Servicer   hereunder,   including  the
obligation  to deposit  in the  Distribution  Account  an amount  equal to the
Advance for the immediately succeeding Distribution Date.

      The  Trustee  shall  deposit  all  funds it  receives  pursuant  to this
Section 5.01 into the Distribution Account.

Section 5.02      Compensating Interest Payments.

      Notwithstanding  any other provision herein, the amount of the Servicing
Fee  that the  Servicer  shall  be  entitled  to  receive  for its  activities hereunder  for the period  ending on each  Distribution  Date shall be reduced
(but not below zero) by an amount equal to Compensating  Interest (if any) for such  Distribution  Date.  In making such  reduction,  the  Servicer  will not withdraw  from the  Protected  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled pursuant to 4.02.

Section 5.03      REMIC Distributions.

      On each  Distribution Date the Trustee shall be deemed to have allocated distributions to the REMIC I Regular  Interests and REMIC II Regular Interests
in accordance with Section 5.06 hereof.

Section 5.04      Distributions.

(a)   On each  Distribution  Date,  an amount equal to the Interest  Funds and
Principal  Funds  for each  Loan  Group for such  Distribution  Date  shall be withdrawn by the Trustee from the Distribution  Account to the extent of funds available therefor and distributed in the following order of priority:

(1)   Interest Funds shall be  distributed  in the following  manner and order of priority:

(A)   From Interest Funds in respect of:

            (i)   Loan  Group I, to the  Class  I-A-1,  Class  I-A-2 and Class
      I-A-3 Certificates,  the Current Interest and any Interest Carry Forward
      Amount for each such Class,  pro rata in  accordance  with the amount of accrued interest due thereon; and

(ii)  Loan Group II, to the Class  II-A-1  Certificates  and the Class  II-A-2
      Certificates,  the  Current  Interest  and any  Interest  Carry  Forward
      Amount for each such Class;  pro rata in  accordance  with the amount of accrued interest due thereon.

(B)   From remaining  Interest Funds in respect of the non-related Loan Group, to the Class I-A  Certificates  and Class  II-A  Certificates,  the  remaining
Current Interest,  if any, and the remaining Interest Carry Forward Amount, if any, for each such Class,  pro rata in  accordance  with the amount of accrued interest due thereon; and

(C)   From   remaining   Interest  Funds  in  respect  of  both  Loan  Groups,
sequentially,  to the Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8,  Class M-9A and Class M-9B  Certificates,  in
that order, the Current Interest for each such Class.

      Any  Excess  Spread  to  the  extent   necessary  to  meet  a  level  of
overcollateralization  equal to the  Overcollateralization  Target Amount will be the Extra  Principal  Distribution  Amount and will be  included as part of the Principal  Distribution  Amount. Any Remaining Excess Spread together with any  Overcollateralization  Release Amount will be applied as Excess  Cashflow and distributed pursuant to clauses (4)(A) through (G) below.

      On any  Distribution  Date,  any Relief Act Interest  Shortfalls and any
Prepayment  Interest  Shortfalls  to the  extent not  covered by  Compensating
Interest  will  be  allocated  as set  forth  in the  definition  of  "Current
Interest" herein.

(2)   The  Principal   Distribution   Amount,  shall  be  distributed  in  the
following manner and order of priority:

(A)   For each  Distribution  Date (i) prior to the  Stepdown  Date or (ii) on which a Trigger Event is in effect:

(i)   To the Class A Certificates,  the Principal Distribution Amount for such
            Distribution Date to be distributed as follows:

                  (1)   the Group I  Principal  Distribution  Amount  for such
                  Distribution  Date,  to the  Class  I-A-1,  Class  I-A-2 and
                  Class I-A-3  Certificates,  sequentially,  in that order, in each case until the  Certificate  Principal  Balance of such
                  Class is reduced to zero; and

                  (2)   the Group II  Principal  Distribution  Amount for such
                  Distribution Date, to the Class II-A-1  Certificates and the
                  Class  II-A-2  Certificates,  on a pro rata basis,  based on
                  the  respective   Certificate  Principal  Balances  thereof,
                  until the  Certificate  Principal  Balance  of such Class is reduced to zero;

(ii)  To the Class M-1  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(iii) To the Class M-2  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(iv)  To the Class M-3  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(v)   To the Class M-4  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(vi)  To the Class M-5  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(vii) To the Class M-6  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate Principal Balance of such Class is reduced to zero;

(viii)      To  the   Class  M-7   Certificates,   any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution Date, the remaining  Principal  Distribution  Amount, until the Certificate  Principal  Balance of such Class is reduced to zero;

(ix)  To the Class M-8  Certificates,  any  remaining  Principal  Distribution
            Amount in respect of both Loan Groups for such Distribution  Date,
            the   remaining   Principal   Distribution   Amount,   until   the
            Certificate  Principal  Balance  of such Class is reduced to zero;
            and

(x)   Sequentially,   to  the  Class   M-9A   Certificates   and  Class   M-9B
            Certificates,  in that order, any remaining Principal Distribution
            Amount in respect of both Loan Groups for such Distribution  Date, the remaining  Principal  Distribution  Amount, in each case until the  Certificate  Principal  Balance  of such  Class is reduced to zero.

            (B)   For each Distribution Date on or after the Stepdown Date,
      so long as a Trigger Event is not in effect:

(i)   To the Class A Certificates,  the Principal Distribution Amount for such
            Distribution Date to be distributed as follows:

                  (1)   from the Group I  Principal  Distribution  Amount  for
                  such Distribution  Date, to the Class I-A-1, Class I-A-2 and
                  Class  I-A-3  Certificates,  in that  order,  the  Class I-A
                  Principal  Distribution  Amount for such Distribution  Date, in each case  until the  Certificate  Principal  Balance  of such Class is reduced to zero; and

                  (2)   from the Group II  Principal  Distribution  Amount for
                  such  Distribution  Date,  to the Class II-A-1  Certificates and  Class  II-A-2  Certificates,  pro  rata,  based  on the
                  respective   Certificate  Principal  Balances  thereof,  the
                  Class   II-A   Principal   Distribution   Amount   for  such
                  Distribution  Date, until the Certificate  Principal Balance of such Class is reduced to zero;

(ii)  To  the   Class  M-1   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-1 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(iii) To  the   Class  M-2   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-2 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(iv)  To  the   Class  M-3   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-3 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(v)   To  the   Class  M-4   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-4 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(vi)  To  the   Class  M-5   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-5 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(vii) To  the   Class  M-6   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-6 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(viii)      To the  Class  M-7  Certificates,  from  any  remaining  Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-7 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero;

(ix)  To  the   Class  M-8   Certificates,   from  any   remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date,  the Class M-8 Principal  Distribution  Amount
            for  such  Distribution  Date,  until  the  Certificate  Principal
            Balance of such Class is reduced to zero; and

(x)   Sequentially,   to  the  Class   M-9A   Certificates   and  Class   M-9B
            Certificates,   in  that  order,  from  any  remaining   Principal
            Distribution  Amount  in  respect  of both  Loan  Groups  for such
            Distribution  Date, the Class M-9 Principal  Distribution  Amount,
            in each  case  until the  Certificate  Principal  Balance  of such
            Class is reduced to zero.

      (3)   Notwithstanding  the  provisions of clauses  (2)(A) and (B) above, if on any Distribution  Date the Class A Certificates  related to a Loan Group are no longer  outstanding,  the portion of the Principal  Distribution Amount or the  applicable  Class A  Principal  Distribution  Amount,  as  applicable, otherwise  allocable to such Class A Certificates  will be allocated among the remaining  group  of Class A  Certificates  in the same  manner  and  order of priority described above.

      (4)   Any Excess  Cashflow shall be distributed in the following  manner and order of priority:

(A)   To the Class A  Certificates,  (a) first,  any remaining  Interest Carry
      Forward  Amount  for such  Classes,  pro rata,  in  accordance  with the
      Interest  Carry Forward  Amount due with respect to each such Class,  to the extent not fully paid  pursuant to clauses (1) (A) and (B) above and
      (b) second,  any Unpaid  Realized  Loss Amount for such Classes for such
      Distribution  Date,  pro rata, in accordance  with the Applied  Realized
      Loss Amount allocated to each such Class;

(B)   From any  remaining  Excess  Cashflow,  sequentially,  to the Class M-1,
      Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
      M-8, Class M-9A and Class M-9B  Certificates,  in that order,  an amount equal to the Interest  Carry Forward Amount for each such Class for such
      Distribution Date;

(C)   From any remaining Excess Cashflow otherwise  distributable to the Class
      CE  Certificates,   to  the  Reserve  Fund  to  pay  to  the  Class  I-A
      Certificates  and Class  II-A  Certificates,  any Basis  Risk  Shortfall
      Carry Forward Amount for each such Class for such Distribution  Date, on a pro rata basis,  based on the amount of the Basis Risk Shortfall Carry
      Forward  Amount for each such Class,  and in each case to the extent not covered by the related Yield Maintenance Agreement;

(D)   From any remaining Excess Cashflow otherwise  distributable to the Class
      CE  Certificates,  to the  Reserve  Fund to pay to the Class M-1,  Class
      M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
      Class M-9A and Class M-9B Certificates,  sequentially in that order, any
      Basis Risk  Shortfall  Carry Forward Amount for each such Class for such
      Distribution  Date,  if any,  in each case to the extent not  covered by the related Yield Maintenance Agreement;

(E)   From any remaining  Excess Cashflow,  to the Class A Certificates,  on a
      pro rata basis,  based on the  entitlement of each such Class,  and then sequentially  to the Class M-1,  Class M-2,  Class M-3, Class M-4, Class
      M-5,  Class  M-6,  Class  M-7,  Class  M-8,  Class  M-9A and Class  M-9B
      Certificates,  in that order,  the amount of Relief Act  Shortfalls  and
      any  Prepayment  Interest  Shortfalls   allocated  to  such  Classes  of
      Certificates, to the extent not previously reimbursed;

(F)   From any remaining  Excess Cashflow,  to the Class CE  Certificates,  an
      amount  equal to the Class CE  Distribution  Amount  reduced  by amounts distributed in clauses (C) and (D) above; and

(G)   any remaining  amounts to each of the Class R-1, Class R-2 and Class R-3
      Certificates, based on the related REMIC in which such amounts remain.

      In addition,  notwithstanding  the foregoing,  on any Distribution  Date after the Distribution  Date on which the Certificate  Principal  Balance of a
Class of Offered  Certificates has been reduced to zero, that Class of Offered
Certificates  will be retired and will no longer be entitled to distributions, including  distributions in respect of Prepayment Interest Shortfalls or Basis
Risk Shortfall Carry Forward Amounts.

(b)   In  addition  to  the  foregoing  distributions,  with  respect  to  any
Subsequent  Recoveries,  the  Servicer  shall  deposit  such  funds  into  the
Protected  Account  pursuant to Section  4.01(b)(iii).  If,  after taking into account such Subsequent Recoveries,  the amount of a Realized Loss is reduced, the amount of such  Subsequent  Recoveries  will be applied  to  increase  the
Certificate  Principal  Balance of the Class of Certificates  with the highest payment  priority to which  Realized  Losses have been  allocated,  but not by more than the amount of Realized Losses previously  allocated to that Class of
Certificates   pursuant  to  Section  5.04A.   The  amount  of  any  remaining
Subsequent  Recoveries will be applied to increase the  Certificate  Principal
Balance of the Class of Certificates  with the next highest payment  priority, up to the amount of such Realized  Losses  previously  allocated to that Class of  Certificates  pursuant  to  Section  5.04A,  and so on.  Holders  of  such
Certificates  will not be  entitled  to any  payment  in  respect  of  Current
Interest  on the amount of such  increases  for any  Interest  Accrual  Period preceding  the  Distribution  Date on which  such  increase  occurs.  Any such increases  shall be  applied  to the  Certificate  Principal  Balance  of each
Certificate  of such  Class  in  accordance  with  its  respective  Percentage
Interest.

(c)   Subject to Section 10.02 hereof  respecting the final  distribution,  on
each  Distribution   Date  the  Trustee  shall  make   distributions  to  each
Certificateholder  of  record  on the  preceding  Record  Date  either by wire transfer  in  immediately  available  funds to the account of such holder at a bank or other entity having appropriate  facilities  therefor,  if such Holder has so  notified  the  Trustee at least 5 Business  Days prior to the  related
Record  Date,  or,  if not,  by  check  mailed  by  first  class  mail to such
Certificateholder  at the address of such holder  appearing in the Certificate
Register.  Notwithstanding the foregoing,  but subject to Section 10.02 hereof respecting the final distribution,  distributions with respect to Certificates registered  in the name of a Depository  shall be made to such  Depository  in immediately available funds.

(d)   On  or  before  5:00  p.m.  Eastern  time  on  the  third  Business  Day immediately  preceding  each  Distribution  Date, the Servicer shall deliver a report  to the  Trustee  in  electronic  form (or by such  other  means as the
Servicer  and the  Trustee may agree from time to time)  containing  such data and  information,  as agreed to by the  Servicer  and the  Trustee  such as to permit the Trustee to prepare the Monthly Statement to Certificateholders  and to make the required distributions for the related Distribution Date.

      Section 5.04A  Allocation of Realized Losses.

      All  Realized  Losses on the  Mortgage  Loans shall be  allocated by the
Trustee  on each  Distribution  Date as  follows:  first,  to  Excess  Spread;
second, to the reduction of the  Overcollateralization  Amount;  third, to the
Class M-9A  Certificates  and Class M-9B  Certificates,  on a pro rata  basis, until the Certificate  Principal  Balances  thereof have been reduced to zero;
fourth,  to the  Class  M-8  Certificates,  until  the  Certificate  Principal
Balance   thereof  has  been  reduced  to  zero;   fifth,  to  the  Class  M-7
Certificates,  until  the  Certificate  Principal  Balance  thereof  has  been reduced to zero; sixth, to the Class M-6  Certificates,  until the Certificate
Principal Balance thereof has been reduced to zero;  seventh, to the Class M-5
Certificates,  until  the  Certificate  Principal  Balance  thereof  has  been reduced to zero; eighth, to the Class M-4 Certificates,  until the Certificate
Principal  Balance  thereof has been reduced to zero;  ninth, to the Class M-3
Certificates,  until  the  Certificate  Principal  Balance  thereof  has  been reduced to zero; tenth, to the Class M-2  Certificates,  until the Certificate
Principal  Balance  thereof has been reduced to zero;  eleventh,  to the Class
M-1  Certificates,  until the Certificate  Principal  Balance thereof has been
reduced  to  zero;   twelfth,   to  related   Class  or  Classes  of  Class  A
Certificates,  on a pro rata basis,  until the Certificate  Principal Balances thereof have been reduced to zero; and  thirteenth,  to the unrelated Class or
Classes of Class A  Certificates,  on a pro rata basis,  until the Certificate
Principal  Balances  thereof  have  been  reduced  to zero;  provided  that no
Realized Loss will be applied to reduce the Certificate  Prinicpal  Balance of any  Certificate  to the  extent  that  the  aggregate  Certificate  Principal
Balance of all Classes after such  reduction  would be less than the aggregate
Stated Principal Balance of all Mortgage Loans as of such  Distribution  Date.
Notwithstanding the foregoing,  any Realized Losses otherwise allocable to the
Class  II-A-1  Certificates  will  first  be  allocated  to the  Class  II-A-2
Certificates until the Certificate  Principal Balance thereof has been reduced to zero and thereafter,  Realized Losses will be allocated to the Class II-A-1
Certificates  in  accordance  with the twelfth and  thirteenth  clauses in the preceding  sentence.  Any reduction to the Certificate  Principal Balance of a certificate  is an Applied  Realized  Loss Amount.  All Realized  Losses to be
allocated to all Classes on any Distribution  Date shall be so allocated after the  actual  distributions  to be made on such  date as  provided  above.  All references above to the Certificate  Principal Balance or Certificate Notional
Balance of any Class of  Certificates  shall be to the  Certificate  Principal
Balance or Certificate  Notional  Balance of such Class  immediately  prior to the  relevant  Distribution  Date,  before  reduction  thereof by any Realized
Losses,  in each case to be allocated to such Class of  Certificates,  on such
Distribution Date.

(e)   Any  allocation  of Realized  Losses to a Class of  Certificates  (other than the  Class CE  Certficates)  on any  Distribution  Date  shall be made by
reducing  the  Certificate   Principal   Balance  thereof  by  the  amount  so
allocated;  any allocation of Realized Losses to a Class CE Certificates shall be made by reducing the amount  otherwise  payable in respect thereof pursuant to clause (F) of Section 5.04(a)(4).

      As used herein,  an  allocation of a Realized Loss on a "pro rata basis"
among two or more specified  Classes of Certificates  means an allocation on a pro rata basis, among the various Classes so specified,  to each such Class of
Certificates  on the basis of their  then  outstanding  Certificate  Principal
Balances  or   Certificate   Notional   Balance  prior  to  giving  effect  to
distributions  to be made on such  Distribution  Date. All Realized Losses and all  other  losses  allocated  to a Class of  Certificates  hereunder  will be
allocated  among  the   Certificates  of  such  Class  in  proportion  to  the
Percentage Interests evidenced thereby.

(f)   Realized Losses shall be allocated among the REMIC I Regular  Interests,
REMIC II Regular  Interests  and REMIC III Regular  Interests  as specified in the  definitions  of REMIC I Realized  Losses,  REMIC II  Realized  Losses and
REMIC III Realized Losses, respectively.

Section 5.05      Monthly Statements to Certificateholders.

(a)   Not later than each  Distribution  Date,  the Trustee  shall prepare and make available to each Holder of Certificates,  the Servicer and the Depositor a statement setting forth for the Certificates:

(i)   the  amount  of the  related  distribution  to  Holders  of  each  Class allocable to principal,  separately identifying (A) the aggregate amount of any Principal  Prepayments included therein, (B) the aggregate of all scheduled  payments  of  principal  included  therein  and (C) the Extra
      Principal Distribution Amount (if any);

(ii)  the amount of such  distribution  to Holders of each Class  allocable to interest  and  the  portion  thereof,  if  any,  provided  by the  Yield
      Maintenance Agreements;

(iii) the Interest  Carry Forward  Amount and any Basis Risk  Shortfall  Carry
      Forward Amount for each Class of Certificates;

(iv)  the Certificate  Principal  Balance or Certificate  Notional  Balance of
      each Class after  giving  effect (i) to all  distributions  allocable to principal  on such  Distribution  Date and (ii)  the  allocation  of any
      Applied Realized Loss Amounts for such Distribution Date;

(v)   for each Loan Group, the aggregate of the Stated  Principal  Balances of
      (A) all of the  Mortgage  Loans in such Loan  Group,  (B) the first lien
      Mortgage  Loans in such Loan  Group,  (C) the second or more junior lien
      Mortgage Loans in such Loan Group,  and (D) the Adjustable Rate Mortgage
      Loans in such Loan Group, for the following Distribution Date;

(vi)  the  related  amount of the  Servicing  Fee paid to or  retained  by the
      Servicer for the related Due Period;

(vii) the  Pass-Through  Rate for  each  Class of  Offered  Certificates  with respect to the current Accrual Period, and, if applicable,  whether such
      Pass-Through Rate was limited by the applicable Net Rate Cap;
(viii)      the  amount  of  Advances  included  in the  distribution  on such
      Distribution Date;

(ix)  the cumulative amount of Applied Realized Loss Amounts to date;

(x)   the number and aggregate Stated Principal  Balances of Mortgage Loans in
      each  Loan  Group  (A)  Delinquent   (exclusive  of  Mortgage  Loans  in
      foreclosure  and  bankruptcy)  (1) 31 to 60 days, (2) 61 to 90 days, (3)
      91 or 119  days  and  (4)  120 or  more  days,  (B) in  foreclosure  and delinquent  (1) 31 to 60 days, (2) 61 to 90 days, (3) 91 or 119 days and
      (4) 120 or more days and (C) in bankruptcy  and  Delinquent (1) 31 to 60 days,  (2) 61 to 90 days,  (3) 91 or 119 days and (4) 120 or more  days, in  each  case  as of the  close  of  business  on the  last  day of the
      calendar  month   preceding  such   Distribution   Date  and  separately
      identifying  such information for the (1) first lien Mortgage Loans, (2)
      second lien Mortgage  Loans,  and (3) Adjustable Rate Mortgage Loans, in
      each such Loan Group;

(xi)  with  respect  to any  Mortgage  Loan  that was  liquidated  during  the preceding  calendar month, the loan number and Stated Principal  Balance of,  and  Realized  Loss  on,  such  Mortgage  Loan as of the  close  of business on the Determination Date preceding such Distribution Date;

(xii) the total number and  principal  balance of any real estate owned or REO
      Properties  as of  the  close  of  business  on the  Determination  Date preceding such Distribution Date;

(xiii)      the three month  rolling  average of the percent  equivalent  of a fraction,  the  numerator  of which is the  aggregate  stated  Principal
      Balance  of the  Mortgage  Loans in each Loan  Group that are 60 days or more  Delinquent  or  are  in  bankruptcy  or  foreclosure  or  are  REO
      Properties,  and  the  denominator  of  which  is the  aggregate  Stated
      Principal  Balance of all of the Mortgage Loans in such Loan Group as of the last day of such Distribution  Date and separately  identifying such information  for the (1) first lien  Mortgage  Loans,  (2)  second  lien
      Mortgage  Loans,  and (3) Adjustable  Rate Mortgage  Loans, in each such
      Loan Group;

(xiv) the  Realized  Losses  during  the  related  Prepayment  Period  and the cumulative Realized Losses through the end of the preceding month; and

(xv)  whether a Trigger Event exists.

      In addition to the information  described  above, the Servicer will make
available  to  any  Holder  of  the  Class  CE  Certificates   any  additional
information   reasonably  requested  by  such  holder  and  available  to  the
Servicer.

      The  Trustee  may make the  foregoing  Monthly  Statement  (and,  at its
option,   any  additional   files   containing  the  same  information  in  an
alternative  format)  available  each  month  to  Certificateholders  via  the
Trustee's  internet  website.  The Trustee's  internet website shall initially be  located  at  "www.ctslink.com".  Assistance  in using the  website  can be obtained by calling the  Trustee's  customer  service desk at (301)  815-6600.
Parties that are unable to use the above distribution  options are entitled to have a paper copy mailed to them via first class mail by calling the  customer service  desk and  indicating  such.  The  Trustee  may change the way Monthly
Statements  are  distributed  in  order  to  make  such   distributions   more
convenient or more accessible to the above parties.

(b)   The Trustee's  responsibility for making the above information available to the  Certificateholders  is limited  to the  availability,  timeliness  and accuracy of the  information  derived from the Servicer and the  Counterparty.
The Trustee will make available a copy of each statement  provided pursuant to this Section 5.05 to each Rating Agency.

(c)   Within a reasonable  period of time after the end of each calendar year, the Trustee  shall cause to be  furnished  upon  request to each Person who at any time  during  the  calendar  year  was a  Certificateholder,  a  statement containing  the  information  set forth in clauses  (a)(i) and (a)(ii) of this
Section 5.05  aggregated for such calendar year or applicable  portion thereof during  which such  Person was a  Certificateholder.  Such  obligation  of the
Trustee   shall  be  deemed  to  have  been   satisfied  to  the  extent  that
substantially   comparable  information  shall  be  provided  by  the  Trustee pursuant to any requirements of the Code as from time to time in effect.

(d)   Upon  filing  with the  Internal  Revenue  Service,  the  Trustee  shall furnish to the Holders of the Residual  Certificates  the applicable Form 1066 and each applicable Form 1066Q and shall respond  promptly to written requests made  not  more  frequently  than  quarterly  by  any  Holder  of  a  Residual
Certificate with respect to the following matters:

(i)   The original projected  principal and interest cash flows on the Closing
      Date on each Class of regular and residual  interests  created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

(ii)  The projected  remaining principal and interest cash flows as of the end of any  calendar  quarter  with  respect to each  Class of  regular  and residual  interests created  hereunder and the Mortgage Loans,  based on the Prepayment Assumption;

(iii) The applicable  Prepayment  Assumption and any interest rate assumptions used in  determining  the  projected  principal  and interest cash flows described above;

(iv)  The original  issue  discount  (or, in the case of the  Mortgage  Loans, market  discount)  or premium  accrued or  amortized  through the end of such calendar  quarter with respect to each Class of regular or residual interests  created  hereunder and to the Mortgage  Loans,  together with each constant yield to maturity used in computing the same;

(v)   The treatment of losses  realized with respect to the Mortgage  Loans or the  regular  interests  created  hereunder,  including  the  timing and amount  of any  cancellation  of  indebtedness  income  of a REMIC  with respect to such regular  interests or bad debt  deductions  claimed with respect to the Mortgage Loans;

(vi)  The amount and timing of any non-interest expenses of a REMIC; and

(vii) Any taxes  (including  penalties  and  interest)  imposed  on the REMIC, including,  without  limitation,  taxes  on  "prohibited  transactions,"
      "contributions"  or "net income from  foreclosure  property" or state or local income or franchise taxes.

Section 5.06      REMIC Designations and REMIC Distributions.

(a)   The  Trustee  shall  elect  that each of REMIC I, REMIC II and REMIC III
shall  be  treated  as  a  REMIC  under   Section   860D  of  the  Code.   Any
inconsistencies  or ambiguities in this Agreement or in the  administration of this  Agreement  shall be resolved in a manner that  preserves the validity of such REMIC  elections.  The assets of REMIC I shall include the Mortgage Loans and  all  interest  owing  in  respect  of  and  principal  due  thereon,  the
Distribution  Account, the Protected Account,  any REO Property,  any proceeds of the foregoing and any other assets  subject to this  Agreement  (other than the Reserve Fund and the Yield  Maintenance  Agreements).  The REMIC I Regular
Interests  shall  constitute  the  assets  of REMIC II.  The REMIC II  Regular
Interests shall constitute the assets of REMIC III.

(b)   On  each  Distribution  Date,  the  Trustee  shall  cause  the  REMIC  I
Distribution  Amount to be  distributed  by REMIC I to REMIC II on  account of the REMIC I Regular  Interests or withdrawn from the Distribution  Account and distributed to the holders of the Class R-1 Certificates,  as the case may be, in the amounts and with the  priorities set forth in the definition of REMIC I
Distribution Amount.

(c)   On each  Distribution  Date,  the  Trustee  shall  cause  the  REMIC  II
Distribution  Amount to be  distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Distribution  Account and distributed to the holders of the Class R-2 Certificates,  as the case may be, in the amounts and with the  priorities  set forth in the  definition of REMIC
II Distribution Amount.

      (d)   Notwithstanding  the deemed  distributions  on the REMIC I Regular
Interests  and the REMIC II Regular  Interests  described  in Section 5.03 and this Section 5.06,  distributions of funds from the Distribution Account shall be made only in accordance with Section 5.04.

                                    ARTICLE VI

                               THE CERTIFICATES

Section 6.01      The Certificates.

      The Certificates  shall be substantially in the forms attached hereto as
Exhibits  A-1 through A-5. The  Certificates  shall be issuable in  registered form,  in the minimum  dollar  denominations,  integral  dollar  multiples  in excess thereof  (except that one  Certificate of each Class may be issued in a different  amount  which must be in excess of the  applicable  minimum  dollar
denomination)  and  aggregate  dollar   denominations  as  set  forth  in  the
following table:

    Class         Minimum         Integral         Original
                Denomination     Multiple in      Certificate
                              Excess of Minimum    Principal
                                                    Balance
    I-A-1         $25,000           $1.00        $571,593,000
    I-A-2         $25,000           $1.00        $113,708,000
    I-A-3         $25,000           $1.00         $82,737,000
    II-A-1        $25,000           $1.00        $305,365,000
    II-A-2        $25,000           $1.00         $33,930,000
     M-1          $25,000           $1.00         $63,910,000
     M-2          $25,000           $1.00         $19,509,000
     M-3          $25,000           $1.00         $18,837,000
     M-4          $25,000           $1.00         $16,146,000
     M-5          $25,000           $1.00         $18,164,000
     M-6          $25,000           $1.00         $17,491,000
     M-7          $25,000           $1.00         $13,455,000
     M-8          $25,000           $1.00         $13,454,000
     M-9A         $25,000           $1.00         $9,082,000
     M-9B         $25,000           $1.00         $9,082,000
      CE            10%              1%         $1,345,482,950.00*
     R-1            100%             N/A              N/A
     R-2            100%             N/A              N/A
     R-3            100%             N/A              N/A
                                                   *Notional
                                                    Amount
      The Certificates  shall be executed by manual or facsimile  signature on behalf of the  Trustee by an  authorized  officer.  Certificates  bearing  the manual or facsimile  signatures of individuals who were, at the time when such signatures  were  affixed,  authorized  to sign on behalf of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to be so authorized  prior to the  authentication  and delivery of such
Certificates  or did not hold such offices at the date of such  authentication and  delivery.  No  Certificate  shall be entitled  to any benefit  under this
Agreement,  or be  valid  for  any  purpose,  unless  there  appears  on  such
Certificate the countersignature of the Trustee by manual signature,  and such countersignature  upon any Certificate shall be conclusive  evidence,  and the
only  evidence,   that  such  Certificate  has  been  duly  countersigned  and delivered  hereunder.  All  Certificates  shall  be  dated  the  date of their countersignature.  On the Closing  Date,  the Trustee shall  authenticate  the
Certificates  to be issued at the written  direction of the Depositor,  or any affiliate thereof.
------------------------------------------------------------------------------

      The Depositor shall provide, or cause to be provided,  to the Trustee on a continuous  basis,  an adequate  inventory  of  Certificates  to  facilitate transfers.

Section 6.02      Certificate Register; Registration of Transfer and Exchange
of Certificates.

(a)   The Trustee  shall  maintain,  or cause to be  maintained  in accordance with the  provisions of Section 6.09 hereof,  a  Certificate  Register for the
Trust Fund in which,  subject to the  provisions  of  subsections  (b) and (c)
below and to such  reasonable  regulations  as it may  prescribe,  the Trustee shall  provide for the  registration  of  Certificates  and of  Transfers  and
exchanges  of   Certificates   as  herein   provided.   Upon   surrender   for
registration of Transfer of any  Certificate,  the Trustee shall  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new  Certificates  of the same  Class  and of like  aggregate  Percentage
Interest.

      At the option of a Certificateholder,  Certificates may be exchanged for
other  Certificates  of  the  same  Class  in  authorized   denominations  and
evidencing  the same  aggregate  Percentage  Interest  upon  surrender  of the
Certificates  to be  exchanged  at  the  office  or  agency  of  the  Trustee.
Whenever any Certificates  are so surrendered for exchange,  the Trustee shall
execute,    authenticate,    and   deliver   the    Certificates    that   the
Certificateholder   making  the   exchange  is  entitled  to  receive.   Every
Certificate  presented or surrendered for registration of Transfer or exchange shall be accompanied by a written  instrument of Transfer in form satisfactory to the  Trustee  duly  executed  by the holder  thereof or his  attorney  duly authorized in writing.

      No  service  charge  to the  Certificateholders  shall  be made  for any registration  of Transfer or  exchange of  Certificates,  but payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any Transfer or exchange of Certificates may be required.

      All  Certificates  surrendered for  registration of Transfer or exchange shall be canceled  and  subsequently  destroyed  by the Trustee in  accordance with the Trustee's customary procedures.

(b)   No Transfer of a Private  Certificate shall be made unless such Transfer is made pursuant to an effective  registration  statement under the Securities
Act  and  any  applicable   state  securities  laws  or  is  exempt  from  the
registration  requirements  under the Securities Act and such state securities laws.  In the  event  that a  Transfer  is to be  made  in  reliance  upon  an exemption  from  the  Securities  Act  and  such  laws,  in  order  to  assure compliance  with the  Securities  Act and  such  laws,  the  Certificateholder desiring  to effect such  Transfer  and such  Certificateholder's  prospective transferee shall each certify to the Trustee in writing the facts  surrounding the  Transfer by (x)(i) the  delivery to the Trustee by the  Certificateholder desiring to effect such  transfer of a certificate  substantially  in the form set forth in Exhibit E (the  "Transferor  Certificate")  and (ii) the delivery
by  the  Certificateholder's   prospective  transferee  of  (A)  a  letter  in
substantially  the  form  of  Exhibit  F  (the  "Investment  Letter")  if  the prospective  transferee  is an  Institutional  Accredited  Investor  or  (B) a
letter in  substantially  the form of Exhibit G (the  "Rule  144A and  Related
Matters  Certificate")  if the  prospective  transferee  is a QIB or (y) there shall be  delivered  to the  Trustee an Opinion  of Counsel  addressed  to the
Trustee  that such  Transfer  may be made  pursuant to an  exemption  from the
Securities  Act,  which  Opinion  of  Counsel  shall not be an  expense of the
Depositor,  the Seller,  the  Servicer or the  Trustee.  The  Depositor  shall provide to any Holder of a Private Certificate and any prospective  transferee designated by any such Holder,  information regarding the related Certificates and the  Mortgage  Loans and such other  information  as shall be necessary to satisfy  the  condition  to  eligibility  set  forth  in Rule  144A(d)(4)  for
Transfer  of any such  Certificate  without  registration  thereof  under  the
Securities Act pursuant to the registration  exemption  provided by Rule 144A.
The Trustee and the Servicer  shall  cooperate with the Depositor in providing the Rule 144A  information  referenced  in the preceding  sentence,  including providing to the Depositor such information  regarding the  Certificates,  the
Mortgage  Loans and other  matters  regarding  the Trust Fund as the Depositor
shall   reasonably   request  to  meet  its  obligation  under  the  preceding
sentence.  Each  Holder  of a Private  Certificate  desiring  to  effect  such
Transfer  shall,  and  does  hereby  agree  to,  indemnify  the  Trustee,  the
Depositor,  the Seller and the Servicer  against any liability that may result if the  Transfer  is not so  exempt  or is not made in  accordance  with  such federal and state laws.

      No  Transfer  of an ERISA  Restricted  Certificate  shall be made unless either (i) the Trustee and the Servicer  shall have received a  representation from  the  transferee  of  such  Certificate  acceptable  to and in  form  and substance  satisfactory  to the Trustee and the  Servicer,  to the effect that such  transferee  is not an employee  benefit  plan  subject to Section 406 of
ERISA and/or a plan subject to Section  4975 of the Code,  or a Person  acting on behalf of any such plan or using the  assets of any such  plan,  or (ii) in the case of any such ERISA Restricted  Certificate  presented for registration in the name of an employee  benefit plan  subject to ERISA,  or a plan subject to  Section  4975 of the  Code (or  comparable  provisions  of any  subsequent enactments),  or a  trustee  of any such plan or any  other  person  acting on behalf of any such  plan,  the  Trustee  shall  have  received  an  Opinion of
Counsel for the benefit of the Trustee and the  Servicer and on which they may rely,  satisfactory  to the  Trustee,  to the  effect  that the  purchase  and holding of such ERISA Restricted  Certificate will not constitute or result in the assets of the Trust being  deemed to be "plan  assets"  under ERISA or the
Code,  will not result in any prohibited  transactions  under ERISA or Section
4975 of the Code and  will  not  subject  the  Trustee,  the  Servicer  or the
Depositor to any obligation in addition to those expressly  undertaken in this
Agreement,  which  Opinion of Counsel  shall not be an expense of the Trustee, the Servicer or the Depositor.  Notwithstanding  anything else to the contrary herein,  any purported  transfer of an ERISA  Restricted  Certificate to or on behalf of an employee  benefit  plan  subject to Section 406 of ERISA and/or a plan  subject to Section  4975 of the Code without the delivery of the Opinion of Counsel as described  above shall be void and of no effect;  provided  that the  restriction  set forth in this sentence  shall not be applicable if there has  been  delivered  to  the  Trustee  an  Opinion  of  Counsel  meeting  the requirements of clause (ii) of the first sentence of this  paragraph.  Neither the Trustee nor the  Servicer  shall be  required  to  monitor,  determine  or inquire as to compliance  with the transfer  restrictions  with respect to any
ERISA  Restricted  Certificate that is a Book-Entry  Certificate,  and neither the Trustee nor the Servicer  shall have any  liability  for  transfers of any such  Book-Entry  Certificates  made through the book-entry  facilities of any
Depository or between or among  participants  of the Depository or Certificate
Owners  made in  violation  of the  transfer  restrictions  set forth  herein.
Neither the  Trustee  nor the  Servicer  shall be under any  liability  to any
Person for any  registration of transfer of any ERISA  Restricted  Certificate or Private  Certificate  that is in fact not permitted by this Section 6.02(b)
or for making any payments due on such  Certificate  to the Holder  thereof or taking any other action with respect to such Holder  under the  provisions  of this Agreement.  The Trustee shall be entitled, but not obligated,  to recover from  any  Holder  of any  ERISA  Restricted  Certificate  that was in fact an employee  benefit  plan  subject to Section 406 of ERISA or a plan  subject to
Section 4975 of the Code or a Person  acting on behalf of any such plan at the time it became a Holder or, at such  subsequent  time as it became such a plan or Person  acting on behalf of such a plan,  all  payments  made on such ERISA
Restricted  Certificate  at and after either such time.  Any such  payments so recovered  by the Trustee  shall be paid and  delivered  by the Trustee to the last preceding  Holder of such  Certificate  that is not such a plan or Person acting on behalf of a plan.

(c)   Each beneficial  owner of a Class M Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that certificate or interest  therein,  that either (i) it is not a Plan or investing  with  "Plan  Assets",  (ii) it has  acquired  and is  holding  such certificate in reliance on the Exemption,  and that it understands  that there are certain  conditions to the  availability of the Exemption,  including that the certificate must be rated, at the time of purchase,  not lower than "BBB-"
(or its equivalent) by S&P,  Moody's or Fitch and will obtain a representation from any transferee that such transferee is an accredited  investor so long as it is  required  to  obtain a  representation  regarding  compliance  with the
Securities  Act or (iii) (1) it is an  insurance  company,  (2) the  source of funds  used to  acquire  or hold the  certificate  or  interest  therein is an
"insurance  company  general  account," as such term is defined in  Prohibited
Transaction  Class  Exemption  ("PTCE")  95-60,  and  (3)  the  conditions  in
Sections I and III of PTCE 95-60 have been satisfied.

(d)   Each  Person  who  has or  who  acquires  any  Ownership  Interest  in a
Residual  Certificate shall be deemed by the acceptance or acquisition of such
Ownership  Interest  to have agreed to be bound by the  following  provisions, and the rights of each Person  acquiring any Ownership  Interest in a Residual
Certificate are expressly subject to the following provisions:

(i)   Each Person  holding or acquiring any  Ownership  Interest in a Residual
      Certificate  shall be a Permitted  Transferee and shall promptly  notify the  Trustee  of any  change  or  impending  change  in its  status as a
      Permitted Transferee.

(ii)  No Ownership  Interest in a Residual  Certificate  may be  registered on the Closing Date or  thereafter  transferred,  and the Trustee shall not register the Transfer of any Residual  Certificate  unless,  in addition to the  certificates  required  to be  delivered  to the  Trustee  under subparagraph  (b) above,  the Trustee shall have been  furnished with an affidavit (a "Transfer  Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

(iii) Each Person  holding or acquiring any  Ownership  Interest in a Residual
      Certificate  shall  agree (A) to obtain a  Transfer  Affidavit  from any other  Person to whom such Person  attempts to  Transfer  its  Ownership
      Interest in a Residual  Certificate,  (B) to obtain a Transfer Affidavit from any Person for whom such  Person is acting as  nominee,  trustee or agent in connection with any Transfer of a Residual  Certificate and (C)
      not to Transfer its Ownership  Interest in a Residual  Certificate or to
      cause the  Transfer of an Ownership  Interest in a Residual  Certificate
      to any other Person if it has actual  knowledge  that such Person is not a Permitted Transferee.

(iv)  Any  attempted  or  purported  Transfer of any  Ownership  Interest in a
      Residual  Certificate  in  violation of the  provisions  of this Section
      6.02(c)  shall be  absolutely  null and void and shall vest no rights in the purported  Transferee.  If any purported  transferee  shall become a
      Holder of a Residual  Certificate in violation of the provisions of this
      Section 6.02(d),  then the last preceding Permitted  Transferee shall be restored  to all  rights as Holder  thereof  retroactive  to the date of registration  of  Transfer  of such  Residual  Certificate.  The Trustee shall  be under no  liability  to any  Person  for any  registration  of
      Transfer  of a Residual  Certificate  that is in fact not  permitted  by
      Section  6.02(b) and this Section 6.02(d) or for making any payments due on such  Certificate  to the Holder  thereof or taking any other  action with respect to such Holder under the  provisions  of this  Agreement so long  as the  Transfer  was  registered  after  receipt  of the  related
      Transfer  Affidavit.  The Trustee shall be entitled but not obligated to recover from any Holder of a Residual  Certificate  that was in fact not a  Permitted  Transferee  at the time it  became a  Holder  or,  at such subsequent  time as it became  other than a  Permitted  Transferee,  all payments  made on such  Residual  Certificate  at and after  either such time.  Any such  payments so recovered by the Trustee  shall be paid and delivered by the Trustee to the last preceding  Permitted  Transferee of such Certificate.

(v)   The  Servicer  shall make  available  within 60 days of written  request from the Trustee,  all information  necessary to compute any tax imposed under  Section  860E(e)  of the Code as a  result  of a  Transfer  of an
      Ownership Interest in a Residual  Certificate to any Holder who is not a
      Permitted Transferee.

      The  restrictions  on Transfers of a Residual  Certificate  set forth in this Section 6.02(d) shall cease to apply (and the applicable  portions of the legend on a Residual  Certificate  may be deleted)  with  respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel  addressed to the Trustee,  which Opinion of Counsel shall not be an expense of the Trustee, the  Seller  or the  Servicer  to the  effect  that  the  elimination  of such restrictions will not cause REMIC I, REMIC II or REMIC III, as applicable,  to fail to qualify as a REMIC at any time that the  Certificates  are outstanding or result in the imposition of any tax on the Trust Fund, a  Certificateholder
or another  Person.  Each Person  holding or acquiring any ownership  Interest in a Residual  Certificate  hereby consents to any amendment of this Agreement that,  based on an Opinion of Counsel  addressed to the Trustee and  furnished to the  Trustee,  is  reasonably  necessary  (a) to  ensure  that  the  record ownership of, or any  beneficial  interest in, a Residual  Certificate  is not transferred,  directly  or  indirectly,  to a Person  that is not a  Permitted
Transferee  and (b) to  provide  for a  means  to  compel  the  Transfer  of a
Residual  Certificate  that  is  held  by a  Person  that  is not a  Permitted
Transferee to a Holder that is a Permitted Transferee.

(e)   The preparation and delivery of all certificates  and opinions  referred to above in this Section  6.02 shall not be an expense of the Trust Fund,  the
Trustee, the Depositor, the Seller or the Servicer.

Section 6.03      Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated  Certificate is surrendered to the Trustee,  or the
Trustee  receives  evidence to its  satisfaction of the  destruction,  loss or theft  of any  Certificate  and of the  ownership  thereof  and (b)  there  is delivered  to the Trustee  such  security or  indemnity  as may be required by them to save each of them  harmless,  then,  in the  absence  of notice to the
Trustee that such Certificate has been acquired by a bona fide purchaser,  the
Trustee shall execute,  authenticate  and deliver,  in exchange for or in lieu
of  any  such  mutilated,   destroyed,  lost  or  stolen  Certificate,  a  new
Certificate of like Class, tenor and Percentage  Interest.  In connection with the issuance of any new  Certificate  under this Section 6.03, the Trustee may
require  the  payment  of  a  sum   sufficient  to  cover  any  tax  or  other
governmental  charge  that may be imposed in  relation  thereto  and any other
expenses   (including  the  fees  and  expenses  of  the  Trustee)   connected
therewith.  Any replacement  Certificate  issued pursuant to this Section 6.03 shall constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed
Certificate  shall be found at any time. All  Certificates  surrendered to the
Trustee  under the terms of this Section 6.03 shall be canceled and  destroyed by the Trustee in accordance with its standard  procedures  without  liability on its part.

Section 6.04      Persons Deemed Owners.

      The  Trustee  and any agent of the Trustee may treat the person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  as provided in this Agreement and for all other  purposes  whatsoever,  and  neither  the  Trustee  nor any agent of the
Trustee shall be affected by any notice to the contrary.

Section 6.05      Access to List of Certificateholders' Names and Addresses.

      If three or more  Certificateholders  (a) request  such  information  in writing from the  Trustee,  (b) state that such  Certificateholders  desire to communicate with other  Certificateholders  with respect to their rights under this  Agreement  or under  the  Certificates,  and (c)  provide  a copy of the communication  that such  Certificateholders  propose  to  transmit  or if the
Depositor or the Servicer  shall request such  information in writing from the
Trustee,  then the Trustee  shall,  within ten Business Days after the receipt
of   such   request,   provide   the   Depositor,   the   Servicer   or   such
Certificateholders  at such  recipients'  expense  the most recent list of the
Certificateholders  of the  Trust  Fund  held  by the  Trustee,  if  any.  The
Depositor   and  every   Certificateholder,   by   receiving   and  holding  a
Certificate,  agree that the Trustee shall not be held  accountable  by reason
of  the   disclosure  of  any  such   information   as  to  the  list  of  the
Certificateholders  hereunder,  regardless  of  the  source  from  which  such information was derived.

Section 6.06      Book-Entry Certificates.

      The Regular  Certificates  (other than the Class CE Certificates),  upon original  issuance,  shall be  issued  in the form of one or more  typewritten
Certificates representing the Book-Entry Certificates,  to be delivered to the
Depository  by  or  on  behalf  of  the  Depositor.  Such  Certificates  shall initially  be  registered  on the  Certificate  Register  in the  name  of the
Depository or its nominee,  and no Certificate Owner of such Certificates will
receive  a  definitive  certificate   representing  such  Certificate  Owner's
interest in such  Certificates,  except as provided  in Section  6.08.  Unless
and   until   definitive,    fully   registered   Certificates    ("Definitive
Certificates")   have  been   issued  to  the   Certificate   Owners  of  such
Certificates pursuant to Section 6.08:

(a)   the provisions of this Section shall be in full force and effect;

(b)   the  Depositor  and the  Trustee  may deal with the  Depository  and the
Depository   Participants   for  all   purposes   (including   the  making  of
distributions) as the authorized  representative of the respective Certificate
Owners of such Certificates;

(c)   registration  of the Book-Entry  Certificates  may not be transferred by the Trustee except to another Depository;

(d)   the rights of the  respective  Certificate  Owners of such  Certificates
shall  be  exercised   only  through  the   Depository   and  the   Depository
Participants  and shall be limited to those  established by law and agreements between  the  Owners  of such  Certificates  and  the  Depository  and/or  the
Depository  Participants.  Pursuant to the  Depository  Agreement,  unless and until  Definitive  Certificates  are  issued  pursuant  to Section  6.08,  the
Depository  will make book-entry  transfers among the Depository  Participants and  receive and  transmit  distributions  of  principal  and  interest on the related Certificates to such Depository Participants;

(e)   the  Depository  may collect its usual and customary  fees,  charges and expenses from its Depository Participants;

(f)   the  Trustee  may rely and  shall be fully  protected  in  relying  upon information  furnished  by the  Depository  with  respect  to  its  Depository
Participants; and

(g)   to the extent that the  provisions  of this  Section  conflict  with any other  provisions  of this  Agreement,  the  provisions  of this Section shall control.

      For purposes of any provision of this Agreement  requiring or permitting actions  with the  consent  of,  or at the  direction  of,  Certificateholders evidencing a specified  percentage of the aggregate unpaid principal amount of any  Class  of  Certificates,  such  direction  or  consent  may be  given  by
Certificate   Owners  (acting   through  the  Depository  and  the  Depository
Participants)   owning  Book-Entry   Certificates   evidencing  the  requisite
percentage of principal amount of such Class of Certificates.

Section 6.07      Notices to Depository.

      Whenever  any notice or other  communication  is required to be given to
Certificateholders  of a Class with respect to which  Book-Entry  Certificates have been issued,  unless and until  Definitive  Certificates  shall have been issued to the related  Certificate  Owners,  the  Trustee  shall give all such notices and communications to the Depository.

Section 6.08      Definitive Certificates.

      If, after Book-Entry  Certificates  have been issued with respect to any
Certificates,  (a) the  Depositor or the  Depository  advises the Trustee that the  Depository  is no  longer  willing  or able  to  discharge  properly  its
responsibilities   under  the  Depository   Agreement  with  respect  to  such
Certificates  and the  Depositor is unable to locate a qualified  successor or
(b) the Depositor,  at its sole option,  advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates  through the
Depository,  then the  Trustee  shall  notify all  Certificate  Owners of such
Certificates,  through the Depository, of the occurrence of any such event and of the  availability  of Definitive  Certificates  to  applicable  Certificate
Owners  requesting the same.  The Depositor  shall provide the Trustee with an adequate  inventory of certificates to facilitate the issuance and transfer of
Definitive   Certificates.   Upon   surrender  to  the  Trustee  of  any  such
Certificates by the Depository,  accompanied by registration instructions from the Depository for  registration,  the Trustee shall  countersign  and deliver such Definitive  Certificates.  Neither the Depositor nor the Trustee shall be
liable  for  any  delay  in  delivery  of  such   instructions  and  each  may
conclusively rely on, and shall be protected in relying on, such instructions.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby  may at its option request a Definitive  Certificate  evidencing such Certificate  Owner's
Voting  Rights in the  related  Class of  Certificates.  In order to make such request,  such Certificate Owner shall, subject to the rules and procedures of the Depository,  provide the Depository or the related Depository  Participant with  directions  for the  Trustee to  exchange  or cause the  exchange of the
Certificate  Owner's  interest in such Class of Certificates for an equivalent
Voting  Right  in  fully  registered  definitive  form.  Upon  receipt  by the
Trustee of  instructions  from the Depository  directing the Trustee to effect such exchange (such  instructions to contain  information  regarding the Class of Certificates and the Certificate  Principal  Balance being  exchanged,  the
Depository   Participant  account  to  be  debited  with  the  decrease,   the
registered   holder  of  and   delivery   instructions   for  the   definitive
Certificate,  and any other information  reasonably  required by the Trustee),
(i)  the  Trustee  shall   instruct  the  Depository  to  reduce  the  related
Depository  Participant's  account  by  the  aggregate  Certificate  Principal
Balance  of the  definitive  Certificate,  (ii)  the  Trustee  shall  execute, authenticate  and deliver,  in accordance with the  registration  and delivery instructions provided by the Depository,  a definitive  Certificate evidencing such  Certificate  Owner's  Voting  Rights in such Class of  Certificates  and
(iii) the Trustee shall execute and authenticate a new Book-Entry  Certificate reflecting the reduction in the  Certificate  Principal  Balance of such Class of Certificates by the amount of the definitive Certificates.

Section 6.09      Maintenance of Office or Agency.

      The Trustee will  maintain or cause to be  maintained  at its expense an office or offices or agency or agencies at the  Corporate  Trust  Office where
Certificates  may be  surrendered  for  registration  of transfer or exchange.
The Trustee  initially  designates its Corporate  Trust Office,  as the office for such  purposes.  The  Trustee  will  give  prompt  written  notice  to the
Certificateholders  of any  change  in such  location  of any such  office  or agency.

                                   ARTICLE VII

                        THE DEPOSITOR AND THE SERVICER

Section 7.01      Liabilities  of the Depositor and the Servicer.  Each of the
Depositor and the Servicer shall be liable in accordance  herewith only to the extent of the  obligations  specifically  imposed  upon and  undertaken  by it herein.

Section 7.02      Merger or Consolidation of the Depositor or the Servicer.

(a)   Each of the  Depositor  and the  Servicer  will  keep in full  force and effect its existence,  rights and  franchises as a corporation  under the laws of  the  state  of  its  incorporation,  and  will  obtain  and  preserve  its qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage
Loans and to perform its duties under this Agreement.

(b)   Any Person into which the  Depositor  or the  Servicer  may be merged or consolidated,  or any corporation  resulting from any merger or  consolidation to which  the  Depositor  or the  Servicer  shall be a  party,  or any  Person succeeding  to the  business of the  Depositor or the  Servicer,  shall be the successor of the  Depositor or the Servicer  hereunder,  without the execution or  filing  of any  paper or  further  act on the  part of any of the  parties hereto, anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving  Person to the Servicer  shall be qualified to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac; and provided further that each Rating  Agency's  ratings,  if any, of the  Certificates  in effect  immediately  prior  to  such  merger  or  consolidation  will  not  be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

Section 7.03     Indemnification of the Trustee and the Servicer.

(a)   The Servicer  agrees to indemnify  the  Indemnified  Persons for, and to hold  them  harmless  against,  any  loss,  liability  or  expense  (including reasonable  legal fees and  disbursements  of counsel)  incurred on their part that may be sustained in connection with,  arising out of, or relating to, any claim or legal  action  (including  any pending or  threatened  claim or legal
action)  relating  to  this  Agreement,   including  any  powers  of  attorney
delivered  pursuant  to  this  Agreement,   the  Custodial  Agreement  or  the
Certificates  (i) related to the  Servicer's  failure to perform its duties in compliance with this Agreement (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) or (ii) incurred
by  reason  of  the  Servicer's  willful  misfeasance,   bad  faith  or  gross
negligence  in the  performance  of duties  hereunder or by reason of reckless disregard of obligations and duties  hereunder,  provided,  in each case, that with  respect to any such  claim or legal  action  (or  pending or  threatened claim or legal  action),  the Trustee  shall have given the  Servicer  and the
Seller  written notice  thereof  promptly  after a Responsible  Officer of the
Trustee  shall  have  with  respect  to such  claim  or  legal  action  actual knowledge  thereof;  provided,  however  that the  failure to give such notice shall not relieve the Servicer of its indemnification  obligations  hereunder.
This  indemnity  shall  survive the  resignation  or removal of the Trustee or
Servicer and the termination of this Agreement.

(b)   The  Seller  will  indemnify  any  Indemnified   Person  for  any  loss,
liability or expense of any  Indemnified  Person not otherwise paid or covered pursuant to Subsection (a) above.

Section 7.04      Limitations on Liability of the Depositor, the Servicer and
Others.   Subject  to  the   obligation  of  the  Servicer  to  indemnify  the
Indemnified Persons pursuant to Section 7.03:

(a)   Neither the Depositor, the Servicer nor any of the directors,  officers, employees  or  agents of the  Depositor  and the  Servicer  shall be under any
liability   to   the   Indemnified    Persons,   the   Trust   Fund   or   the
Certificateholders  for taking any action or for  refraining  from  taking any action in good faith  pursuant to this  Agreement,  or for errors in judgment;
provided,  however,  that this provision shall not protect the Depositor,  the
Servicer  or  any  such   Person   against   any  breach  of   warranties   or
representations  made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance,  bad faith or gross negligence
in  the  performance  of  duties  or  by  reason  of  reckless   disregard  of
obligations and duties hereunder.

(b)   The  Depositor,  the Servicer  and any  director,  officer,  employee or agent  of the  Depositor  and the  Servicer  may  rely in  good  faith  on any document  of any kind prima  facie  properly  executed  and  submitted  by any
Person respecting any matters arising hereunder.

(c)   The  Depositor,  the  Servicer,  the  Trustee,  the  Custodian  and  any
director,  officer,  employee or agent of the  Depositor,  the  Servicer,  the
Trustee,  the Custodian  shall be  indemnified  by the Trust and held harmless thereby against any loss,  liability or expense  (including  reasonable  legal fees  and  disbursements  of  counsel)  incurred  on  their  part  that may be sustained  in  connection  with,  arising  out of, or related to, any claim or legal  action  (including  any pending or  threatened  claim or legal  action)
relating to this  Agreement,  the  Custodial  Agreement  or the  Certificates,
other than (i) in the case of the  Servicer,  (x) any such loss,  liability or expense related to the Servicer's  failure to perform its duties in compliance with this  Agreement  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant  to this  Agreement)  or (y) any such  loss,
liability   or  expense   incurred  by  reason  of  the   Servicer's   willful
misfeasance,  bad  faith or gross  negligence  in the  performance  of  duties hereunder,  or by reason of  reckless  disregard  of  obligations  and  duties hereunder,  (ii) in the case of the  Trustee,  any  such  loss,  liability  or expense incurred by reason of the Trustee's willful misfeasance,  bad faith or negligence in the  performance  of its duties  hereunder,  or by reason of its reckless  disregard of obligations and duties  hereunder and (iii) in the case of the Custodian,  any such loss,  liability or expense  incurred by reason of
the  Custodian's  willful   misfeasance,   bad  faith  or  negligence  in  the
performance of its duties under the Custodial  Agreement,  or by reason of its reckless disregard of obligations and duties thereunder.

(d)   Neither the Depositor nor the Servicer  shall be under any obligation to appear in,  prosecute or defend any legal action that is not incidental to its duties  under this  Agreement  and that in its  opinion  may involve it in any expense or liability;  provided,  however, the Servicer may in its discretion, with the  consent of the  Trustee  (which  consent  shall not be  unreasonably withheld),  undertake any such action which it may deem necessary or desirable with  respect to this  Agreement  and the  rights  and  duties of the  parties hereto and the interests of the Certificateholders  hereunder.  In such event, the  legal  expenses  and costs of such  action  and any  liability  resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the
Servicer  shall be entitled to be  reimbursed  therefor  out of the  Protected
Account as  provided  by Section  4.02.  Nothing  in this  Subsection  7.04(d)
shall  affect  the  Servicer's   obligation  to  service  and  administer  the
Mortgage Loans pursuant to Article III.

(e)   In  taking  or  recommending  any  course  of  action  pursuant  to this
Agreement,  unless specifically  required to do so pursuant to this Agreement, the  Servicer  shall not be required to  investigate  or make  recommendations concerning  potential  liabilities  which the Trust might incur as a result of such course of action by reason of the condition of the  Mortgaged  Properties but  shall  give  written  notice  to the  Trustee  if it has  notice  of such potential liabilities.

Section 7.05      Servicer   Not   to   Resign.    Except   as   provided   in
Section 7.07,  the Servicer shall not resign from the  obligations  and duties hereby  imposed on it except (i) with the prior consent of the Trustee  (which consents  shall not be  unreasonably  withheld)  or (ii) upon a  determination that any such duties hereunder are no longer  permissible under applicable law and such impermissibility  cannot be cured. Any such determination  permitting the  resignation  of the Servicer shall be evidenced by an Opinion of Counsel, addressed  to and  delivered  to,  the  Trustee.  No such  resignation  by the
Servicer  shall  become  effective  until the  Trustee or a  successor  to the
Servicer  reasonably  satisfactory  to the  Trustee  shall  have  assumed  the responsibilities  and  obligations of the Servicer in accordance  with Section
8.02 hereof.  The Trustee shall notify the Rating  Agencies of the resignation of the Servicer.

Section 7.06      Successor  Servicer.  In connection  with the appointment of any successor  Servicer or the  assumption of the duties of the Servicer,  the
Trustee may make such  arrangements  for the  compensation  of such  successor
Servicer  out of  payments  on the  Mortgage  Loans  as the  Trustee  and such successor  Servicer  shall agree.  If the  successor  Servicer  does not agree that such market value is a fair price,  such successor  Servicer shall obtain two  quotations  of market value from third  parties  actively  engaged in the
servicing   of   single-family   mortgage   loans.   In  no  event  shall  the
compensation  of any  successor  Servicer  exceed that  permitted the Servicer hereunder without the consent of all of the Certificateholders.

Section 7.07      Sale and  Assignment  of  Servicing.  The  Servicer may sell and assign its rights and delegate its duties and  obligations in its entirety as Servicer under this Agreement;  provided,  however, that: (i) the purchaser or transferee  accepting such  assignment and delegation (a) shall be a Person which shall be qualified to service  mortgage  loans for Fannie Mae or Freddie
Mac;  (b)  shall  have  a net  worth  of not  less  than  $10,000,000  (unless otherwise  approved by each Rating Agency pursuant to clause (ii) below);  (c)
shall be  reasonably  satisfactory  to the Trustee (as  evidenced in a writing signed by the  Trustee);  and (d) shall  execute and deliver to the Trustee an agreement,  in form and  substance  reasonably  satisfactory  to the  Trustee, which  contains  an  assumption  by  such  Person  of  the  due  and  punctual performance  and  observance of each covenant and condition to be performed or observed by it as Servicer under this Agreement,  any custodial agreement from and after the effective date of such agreement;  (ii) each Rating Agency shall be given prior  written  notice of the identity of the  proposed  successor to the Servicer and each Rating  Agency's  rating of the  Certificates  in effect immediately  prior  to  such  assignment,  sale  and  delegation  will  not be downgraded,  qualified or withdrawn as a result of such  assignment,  sale and delegation,  as evidenced by a letter to such effect delivered to the Servicer and the Trustee;  and (iii) the Servicer  assigning  and selling the servicing shall  deliver  to the  Trustee  an  Officer's  Certificate  and an Opinion of
Counsel addressed to the Trustee,  each stating that all conditions  precedent to such action under this  Agreement  have been  completed  and such action is permitted  by  and  complies  with  the  terms  of  this  Agreement.  No  such assignment  or delegation  shall affect any liability of the Servicer  arising prior to the effective date thereof.

                                 ARTICLE VIII

                       DEFAULT; TERMINATION OF SERVICER

Section 8.01       Events of Default.

      "Event  of  Default,"  wherever  used  herein,  means  any  one  of  the following events:

(i)   any  failure  by the  Servicer  to  remit  to the  Trustee  any  amounts received or collected  by the Servicer in respect of the Mortgage  Loans and  required to be remitted by it hereunder  (other than any  Advance), which failure  shall  continue  unremedied  for a period of 5 days after the date upon  which  written  notice of such  failure  shall  have been given  to the  Servicer  by the  Trustee  or  the  Depositor,  or to the
      Trustee and the Servicer by the Holders of  Certificates  evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

(ii)  any  failure by the  Servicer  to  observe  or  perform in any  material respect  any other of the  covenants  or  agreements  on the part of the
      Servicer  contained in this Agreement or any breach of a  representation or warranty by the  Servicer,  which  failure or breach  shall  continue unremedied  for a  period  of 60  days  (or 10  days,  in the  case of a failure or breach in  connection  with  Sections  3.13 and 3.14  hereof)
      with  respect  after the date on which  written  notice of such  failure shall have been given to Servicer by the  Trustee or the  Depositor,  or to  the  Trustee  and  the  Servicer  by  the  Holders  of  Certificates
      evidencing  not less  than 25% of the  Voting  Rights  evidenced  by the
      Certificates;

(iii) a decree or order of a court or agency or supervisory  authority  having jurisdiction  in the  premises  for the  appointment  of a  receiver  or liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and liabilities or similar proceedings,  or for the winding-up or liquidation  of  its  affairs,  shall  have  been  entered  against  the
      Servicer  and  such  decree  or  order  shall  have  remained  in  force undischarged or unstayed for a period of 60 consecutive days;

(iv)  the  Servicer  shall  consent  to  the  appointment  of  a  receiver  or liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities  or similar  proceedings  of or  relating to the
      Servicer or all or substantially all of the property of the Servicer;

(v)   the  Servicer  shall  admit in writing  its  inability  to pay its debts generally as they become due,  file a petition to take  advantage of, or
      commence  a  voluntary  case  under,   any   applicable   insolvency  or
      reorganization  statute,  make  an  assignment  for the  benefit  of its creditors, or voluntarily suspend payment of its obligations;

(vi)  the  Servicer  assigns  or  delegates  its  duties or rights  under this
      Agreement in contravention of the provisions  permitting such assignment or delegation under Sections 3.03, 7.05 or 7.07; or

(vii) The  Servicer  fails  to  deposit,  or  cause  to be  deposited,  in the
      Distribution  Account any Advance (other than a Nonrecoverable  Advance)
      by 12:00 Noon, New York City time, on the  Distribution  Account Deposit
      Date.

      If an Event of Default  described  in  clauses  (i)  through  (vi) above shall occur,  then,  and in each and every such case, so long as such Event of
Default  shall not have been  remedied,  the Trustee may, and at the direction of the  Holders  of  Certificates  evidencing  not less than 25% of the Voting
Rights evidenced by the Certificates,  the Trustee shall, by notice in writing to the  Servicer  (with a copy to each  Rating  Agency),  and if an  Event  of
Default  described in clause (vii) above shall occur,  the Trustee  shall,  by notice  in  writing  to the  Servicer  (with a copy to  each  Rating  Agency), terminate  all of the  rights  and  obligations  of the  Servicer  under  this
Agreement  and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder.  On or after the receipt by the Servicer of such written  notice,  all authority and power of the Servicer hereunder,  whether  with respect to the Mortgage  Loans or  otherwise,  shall pass to and be vested in the Trustee,  or any successor  appointed pursuant to
Section  8.02  (a  "Successor   Servicer").   Such  Successor  Servicer  shall
thereupon if such Successor Servicer is a successor to the Servicer,  make any
Advance  required  by  Article  V,  subject,  in the case of the  Trustee,  to
Section 8.02.  The Trustee is hereby  authorized  and empowered to execute and deliver,  on  behalf of the  terminated  Servicer,  as  attorney-  in-fact  or otherwise,  any  and  all  documents  and  other  instruments,  and  to  do or accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and endorsement  or assignment  of any Mortgage  Loans and related  documents,  or
otherwise.   Unless  expressly  provided  in  such  written  notice,  no  such termination  shall affect any  obligation  of the Servicer to pay amounts owed pursuant to Article VII or Article IX. The Servicer  agrees to cooperate  with the Trustee in effecting the  termination of the  Servicer's  responsibilities and rights  hereunder,  including,  without  limitation,  the  transfer to the
Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be  credited  to the  Protected  Account  or  thereafter  be
received  with  respect  to  the  Mortgage   Loans  and  the   recordation  of
Assignments  of Mortgages to the Trustee if the Servicer (and not MERS) is the
mortgagee of a Mortgage Loan. No such  termination  shall release the Servicer for any  liability  that it  would  otherwise  have  hereunder  for any act or omission  prior to the effective time of such  termination.  The Trustee shall promptly  notify the Rating  Agencies of the occurrence of an Event of Default known to the Trustee.

      Notwithstanding  any  termination  of the  activities  of  the  Servicer hereunder,  the  Servicer  shall  be  entitled  to  receive,  out of any  late collection  of a  Scheduled  Payment on a Mortgage  Loan that was due prior to the notice  terminating  the  Servicer's  rights and  obligations  as Servicer hereunder and received  after such notice,  that portion  thereof to which the
Servicer  would have been  entitled  pursuant to Sections  4.02 and to receive any other amounts  payable to the Servicer  hereunder the entitlement to which arose prior to the termination of its activities hereunder.

      Notwithstanding  the  foregoing,  if an Event of  Default  described  in clause (vii) of this Section 8.01 shall occur,  the Trustee  shall,  by notice in writing to the  Servicer,  which may be delivered by telecopy,  immediately terminate  all of the  rights  and  obligations  of  the  Servicer  thereafter arising under this Agreement,  but without prejudice to any rights it may have as a  Certificateholder  or to reimbursement of Advances and other advances of its own funds,  and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Servicer,  including the  obligation to make any Advance the  nonpayment of which was an Event of Default  described in clause (vii) of this Section  8.01.  Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

Section 8.02      Trustee to Act; Appointment of Successor.

      On and  after the time the  Servicer  receives  a notice of  termination pursuant to Section  8.01 hereof the Trustee  shall  automatically  become the successor  to the  Servicer  with  respect  to the  transactions  set forth or provided  for herein and after a  transition  period  (not to exceed 90 days), shall be subject to all the responsibilities,  duties and liabilities relating thereto placed on the Servicer by the terms and provisions  hereof;  provided, however  that,  pursuant to Article V hereof,  the Trustee in its  capacity as successor  Servicer shall be responsible  for making any Advances  required to be made by the Servicer  immediately  upon the termination of the Servicer and any such Advance shall be made on the Distribution  Date on which such Advance was  required to be made by the  predecessor  Servicer.  Effective on the date of such notice of termination,  as compensation therefor, the Trustee shall be entitled to all  compensation,  reimbursement of expenses and  indemnification that the  Servicer  would have been  entitled  to if it had  continued  to act hereunder,  provided,  however,  that the Trustee  shall not be (i) liable for any acts or omissions of the Servicer,  (ii)  obligated to make Advances if it is  prohibited  from doing so under  applicable  law,  (iii)  responsible  for expenses  of the  Servicer  pursuant  to  Section  2.03 or (iv)  obligated  to
deposit  losses  on  any  Permitted   Investment  directed  by  the  Servicer.
Notwithstanding  the  foregoing,  the Trustee may, if it shall be unwilling to so act, or shall,  if it is prohibited by applicable law from making  Advances pursuant  to Article V or if it is  otherwise  unable to so act,  appoint,  or petition  a court  of  competent  jurisdiction  to  appoint,  any  established mortgage  loan  servicing  institution  the  appointment  of  which  does  not adversely  affect the then current rating of the  Certificates  by each Rating
Agency as the successor to the Servicer  hereunder in the assumption of all or any  part of the  responsibilities,  duties  or  liabilities  of the  Servicer hereunder.  Any  Successor  Servicer  shall  (i) be an  institution  that is a
Fannie Mae and Freddie Mac approved  seller/servicer  in good  standing,  that has a net worth of at least  $15,000,000,  (ii) be  acceptable  to the Trustee
(which  consent  shall not be  unreasonably  withheld) and (iii) be willing to act as successor  servicer of any  Mortgage  Loans under this  Agreement,  and shall  have  executed  and  delivered  to the  Depositor  and the  Trustee  an
agreement   accepting  such  delegation  and  assignment,   that  contains  an
assumption  by such Person of the rights,  powers,  duties,  responsibilities, obligations  and  liabilities of the Servicer  (other than any  liabilities of the Servicer  hereof  incurred  prior to  termination  of the  Servicer  under
Section 8.01  or as  otherwise  set  forth  herein),  with  like  effect as if originally  named as a party to this  Agreement,  provided  that  each  Rating
Agency shall have  acknowledged in writing that its rating of the Certificates in effect  immediately  prior to such  assignment and  delegation  will not be qualified or reduced as a result of such  assignment  and  delegation.  If the
Trustee assumes the duties and  responsibilities of the Servicer in accordance with this  Section  8.02,  the Trustee  shall not resign as  Servicer  until a
Successor  Servicer  has been  appointed  and has accepted  such  appointment.
Pending  appointment  of a successor to the Servicer  hereunder,  the Trustee, unless the  Trustee  is  prohibited  by law from so acting,  shall act in such capacity as hereinabove  provided.  In connection  with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such  successor out of payments on Mortgage  Loans or otherwise as it and such successor shall agree;  provided that no such compensation unless agreed to by the  Certificateholders  shall be in excess  of that  permitted  the  Servicer hereunder.  The Trustee and such successor shall take such action,  consistent
with  this   Agreement,   as  shall  be  necessary  to  effectuate   any  such
succession.  Neither  the Trustee nor any other  Successor  Servicer  shall be deemed to be in default  hereunder  by reason of any  failure to make,  or any delay in making,  any  distribution  hereunder  or any portion  thereof or any
failure   to   perform,   or  any   delay  in   performing,   any   duties  or
responsibilities  hereunder,  in  either  case  caused by the  failure  of the
Servicer to deliver or provide,  or any delay in delivering or providing,  any cash, information, documents or records to it.

      The  costs  and  expenses  of  the  Trustee  in   connection   with  the
termination  of the  Servicer,  appointment  of a Successor  Servicer  and, if applicable,  any transfer of servicing,  including,  without  limitation,  all costs and  expenses  associated  with the complete  transfer of all  servicing data and the completion,  correction or manipulation of such servicing data as may be required by the  Trustee to correct  any errors or  insufficiencies  in the  servicing  data or  otherwise  to enable  the  Trustee  or the  Successor
Servicer to service the related  Mortgage Loans properly and  effectively,  to the  extent  not paid by the  terminated  Servicer,  shall be  payable  to the
Trustee  pursuant to Section 9.05.  Any successor to the Servicer as successor servicer under any  Subservicing  Agreement  shall,  if required by applicable law, give notice to the  applicable  Mortgagors of such change of servicer and shall,  during the term of its service as successor servicer maintain in force the policy or policies  that the Servicer is required to maintain  pursuant to
Section 3.08.

Section 8.03      Notification to Certificateholders.

(a)   Upon any  termination  of or appointment of a successor to the Servicer, the Trustee shall give prompt  written  notice  thereof to  Certificateholders and to each Rating Agency.

(b)   Within  60 days  after  the  occurrence  of any  Event of  Default,  the
Trustee shall transmit by mail to all  Certificateholders  notice of each such
Event of Default  hereunder  actually  known to a  Responsible  Officer of the
Trustee, unless such Event of Default shall have been cured or waived.

Section 8.04      Waiver of Defaults.

      The Trustee shall transmit by mail to all Certificateholders,  within 60 days  after  the  occurrence  of any  Event  of  Default  actually  known to a
Responsible  Officer of the Trustee,  unless such Event of Default  shall have been  cured,  notice  of each such  Event of  Default  hereunder  known to the
Trustee.  The  Holders  of  Certificates  evidencing  not less than 51% of the
Voting Rights may, on behalf of all  Certificateholders,  waive any default by the  Servicer  in  the  performance  of  its  obligations  hereunder  and  the consequences  thereof,  except a default in the making of or the causing to be made of any required  distribution on the  Certificates.  Upon any such waiver of a past  default,  such default  shall be deemed to cease to exist,  and any
Event of  Default  arising  therefrom  shall be  deemed  to have  been  timely remedied for every purpose of this  Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent  thereon except to the extent  expressly so waived.  The Trustee shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

Section 9.01      Duties of Trustee.

(a)   The Trustee,  prior to the  occurrence  of an Event of Default and after the  curing or  waiver  of all  Events  of  Default  which may have  occurred, undertakes  to perform  such duties and only such  duties as are  specifically set forth in this  Agreement as duties of the Trustee.  If an Event of Default has  occurred  and has not been cured or waived,  the Trustee  shall  exercise such of the  rights and powers  vested in it by this  Agreement,  and the same degree  of care  and  skill in  their  exercise,  as a  prudent  person  would exercise under the circumstances in the conduct of such Person's own affairs.

(b)   Upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  which  are  specifically required to be  furnished  to the Trustee  pursuant to any  provision  of this
Agreement,  the Trustee  shall  examine them to determine  whether they are in the form  required  by this  Agreement;  provided,  however,  that the Trustee shall not be  responsible  for the  accuracy  or  content  of any  resolution, certificate,  statement,  opinion, report, document, order or other instrument furnished by the Servicer or the  Counterparty;  provided,  further,  that the
Trustee  shall not be  responsible  for the  accuracy or  verification  of any
calculation   provided  to  it  pursuant  to  this   Agreement  or  any  Yield
Maintenance Agreement.

(c)   On each Distribution Date, the Trustee shall make monthly  distributions and  the  final  distribution  to the  Certificateholders  from  funds  in the
Distribution Account as provided in Sections 5.04 and 10.01 herein.

(d)   No  provision  of this  Agreement  shall be  construed  to  relieve  the
Trustee  from  liability  for  its own  negligent  action,  its own  negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver  of all such  Events of  Default  which  may have  occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the  performance of their  respective  duties and obligations as are  specifically set forth in this Agreement,  no implied  covenants or  obligations  shall be read into this  Agreement  against the Trustee and,  in the  absence  of bad  faith  on the  part of the  Trustee,  the
      Trustee may  conclusively  rely, as to the truth of the  statements  and
      the   correctness   of  the  opinions   expressed   therein,   upon  any
      certificates or opinions  furnished to the Trustee and conforming to the requirements of this Agreement;

(ii)  The Trustee shall not be liable in its individual  capacity for an error of judgment made in good faith by a Responsible  Officer or  Responsible
      Officers of the  Trustee  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The  Trustee  shall not be liable  with  respect  to any  action  taken, suffered or omitted to be taken by it in good faith in  accordance  with the directions of the Holders of  Certificates  evidencing not less than
      25% of the aggregate  Voting Rights of the  Certificates  (or such other percentage  as  specifically  set  forth  herein),  if  such  action  or non-action  relates  to the time,  method  and place of  conducting  any proceeding  for any remedy  available to the Trustee or  exercising  any trust or other power conferred upon the Trustee under this Agreement;

(iv)  The  Trustee  shall not be  required to take notice or be deemed to have notice  or  knowledge  of any  default  or  Event  of  Default  unless a
      Responsible   Officer  of  the  Trustee  shall  have  actual   knowledge
      thereof.   In  the   absence  of  such   knowledge,   the   Trustee  may
      conclusively assume there is no such default or Event of Default;

(v)   The  Trustee   shall  not  in  any  way  be  liable  by  reason  of  any
      insufficiency  in any Account  held by or in the name of Trustee  unless
      it  is   determined   by  a  court  of  competent   jurisdiction   in  a
      non-appealable   judgment  that  the  Trustee's  negligence  or  willful
      misconduct  was the primary cause of such  insufficiency  (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi)  Anything in this Agreement to the contrary notwithstanding,  in no event shall the Trustee be liable for special,  indirect or consequential loss or damage of any kind  whatsoever  (including  but not  limited  to lost profits),  even if the Trustee  has been  advised of the  likelihood  of such loss or damage and regardless of the form of action; and

(vii) None of the Servicer,  the Seller,  the Depositor,  the  Custodian,  any
      Special  Servicer or the Trustee  shall be  responsible  for the acts or omissions of the other,  it being  understood  that this Agreement shall not be construed to render them partners,  joint  venturers or agents of one another.

The  Trustee  shall  not be  required  to  expend  or risk  its own  funds  or otherwise  incur  financial  liability in the performance of any of its duties hereunder,  or in the  exercise  of any of its rights or  powers,  if there is reasonable  ground for believing  that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably  assured to it, and none of the provisions  contained in this Agreement shall in any event require the Trustee to perform,  or be responsible  for the manner of performance  of, any of the obligations of the Servicer.

(e)   All funds  received by the Trustee and  required to be  deposited in the
Distribution  Account pursuant to this Agreement will be promptly so deposited by the Trustee.

Section 9.02      Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 10.01:

(i)   The  Trustee  may rely and shall be  protected  in acting or  refraining from acting in reliance on any  resolution or  certificate of the Seller or the Servicer,  any certificates of auditors or any other certificate,
      statement,   instrument,  opinion,  report,  notice,  request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine  and to have been  signed or  presented  by the proper  party or parties;

(ii)  The Trustee may consult  with  counsel and any advice of such counsel or any  Opinion of Counsel  shall be full and  complete  authorization  and protection  with  respect to any action  taken or suffered or omitted by it  hereunder  in good  faith  and in  accordance  with  such  advice or
      Opinion of Counsel;

(iii) The Trustee  shall not be under any  obligation  to exercise  any of the trusts  or  powers  vested  in it by  this  Agreement,  other  than  its obligation to give notices pursuant to this Agreement,  or to institute, conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders  pursuant to the  provisions  of this  Agreement,  unless such  Certificateholders shall have  offered to the  Trustee  reasonable  security  or  indemnity against  the  costs,  expenses  and  liabilities  which may be  incurred therein or thereby.  Nothing  contained herein shall,  however,  relieve the  Trustee  of the  obligation,  upon  the  occurrence  of an Event of
      Default  of  which a  Responsible  Officer  of the  Trustee  has  actual knowledge (which has not been cured or waived),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise,  as a prudent  person would exercise under the circumstances in the conduct of his own affairs;

(iv)  The  Trustee  shall  not be liable in its  individual  capacity  for any action  taken,  suffered or omitted by it in good faith and  believed by it to be  authorized  or  within  the  discretion  or  rights  or powers conferred upon it by this Agreement;

(v)   The Trustee shall not be bound to make any investigation  into the facts
      or   matters   stated  in  any   resolution,   certificate,   statement,
      instrument,  opinion, report, notice, request, consent, order, approval, bond or other paper or  document,  unless  requested in writing to do so by  Holders  of  Certificates  evidencing  not  less  than  25%  of  the aggregate  Voting  Rights  of the  Certificates  and  provided  that the payment within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely  to be  incurred  by it in the  making  of  such investigation  is, in the opinion of the Trustee  reasonably  assured to the  Trustee  by the  security  afforded  to it by  the  terms  of  this
      Agreement.  The Trustee may require  reasonable  indemnity  against such expense or  liability  as a  condition  to taking any such  action.  The reasonable  expense  of  every  such  examination  shall  be paid by the
      Certificateholders requesting the investigation;

(vi)  The  Trustee  may  execute  any of the  trusts  or powers  hereunder  or perform any duties  hereunder  either  directly  or through  Affiliates, agents  or  attorneys;  provided,  however,  that  the  Trustee  may not appoint any paying  agent to perform any paying  agent  functions  under this  Agreement  without the express  written  consent of the  Servicer, which  consents  will not be  unreasonably  withheld.  The Trustee shall not be liable or responsible  for the misconduct or negligence of any of the Trustee's  agents or attorneys or paying agent  appointed  hereunder by the Trustee  with due care and,  when  required,  with the consent of the Servicer;

(vii) Should the  Trustee  deem the nature of any action  required on its part to be unclear,  the Trustee may require  prior to such action that it be provided by the Depositor  with  reasonable  further  instructions;  the right of the  Trustee to perform any  discretionary  act  enumerated  in this  Agreement  shall not be construed as a duty, and the Trustee shall not be accountable  for other than its negligence or willful  misconduct in the performance of any such act;

(viii)      The Trustee  shall not be required to give any bond or surety with respect  to the  execution  of the trust  created  hereby or the  powers granted hereunder, except as provided in Subsection 9.07; and

(ix)  The  Trustee  shall  not  have  any  duty  to  conduct  any  affirmative investigation  as to the  occurrence  of  any  condition  requiring  the repurchase  of  any  Mortgage  Loan  by  any  Person  pursuant  to  this
      Agreement,  or the eligibility of any Mortgage Loan for purposes of this
      Agreement.

(b)   The Trustee is hereby  directed by the  Depositor to execute and deliver the  Yield  Maintenance  Agreements.  Amounts  payable  by  the  Trust  on the
Closing Date  pursuant to the Yield  Maintenance  Agreements  shall be paid by the Depositor or its designee.  The Trustee in its  individual  capacity shall
have  no   responsibility   for  any  of  the   undertakings,   agreements  or
representations  with respect to the Yield Maintenance  Agreement,  including, without limitation, for making any payments thereunder.

Section 9.03      Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals  contained herein and in the  Certificates  (other than the signature and  countersignature  of the Trustee on the Certificates)  shall be taken as the statements of the  Depositor,  and the Trustee shall not have any responsibility for their  correctness.  The Trustee makes no representation as to the validity or sufficiency of the  Certificates  (other than the signature
and   countersignature  of  the  Trustee  on  the  Certificates),   any  Yield
Maintenance  Agreement,   the  Custodial  Agreement,   any  Special  Servicing
Agreement  or of any Mortgage  Loan except as  expressly  provided in Sections
2.02 and 2.06 hereof; provided,  however, that the foregoing shall not relieve the Trustee,  or the Custodian on its behalf,  of the obligation to review the
Mortgage  Files  pursuant to Section  2.02 of this  Agreement.  The  Trustee's signature  and  countersignature  (or  countersignature  of its  agent) on the
Certificates  shall be  solely  in its  capacity  as  Trustee  and  shall  not constitute  the  Certificates  an  obligation  of the  Trustee  in  any  other capacity.  The Trustee shall not be accountable  for the use or application by the  Depositor  of  any  of  the  Certificates  or of  the  proceeds  of  such
Certificates,  or  for  the  use  or  application  of any  funds  paid  to the
Depositor  with respect to the Mortgage  Loans.  Subject to Section 2.06,  the
Trustee  shall  not be  responsible  for  the  legality  or  validity  of this
Agreement,  any Yield  Maintenance  Agreement,  the Custodial  Agreement,  any
Special  Servicing  Agreement or any document or  instrument  relating to this
Agreement,  the  validity  of  the  execution  of  this  Agreement  or of  any supplement  hereto  or  instrument  of  further  assurance,  or the  validity, priority,  perfection  or  sufficiency  of the security  for the  Certificates issued  hereunder or intended to be issued  hereunder.  The Trustee  shall not at any time have any  responsibility  or liability  for or with respect to the legality,  validity and  enforceability  of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the  maintenance of any such perfection  and  priority,  or for or with respect to the  sufficiency  of the
Trust Fund or its  ability to  generate  the  payments  to be  distributed  to
Certificateholders,   under  this   Agreement.   The  Trustee   shall  not  be
responsible for filing any financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the  perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 9.04      Trustee May Own Certificates.

      The Trustee in its individual  capacity or in any capacity other than as
Trustee  hereunder  may become the owner or pledgee of any  Certificates  with the same  rights it would have if it were not the  Trustee  and may  otherwise deal with the parties hereto.

Section 9.05      Trustee's Fees and Expenses.

      The Trustee  will be entitled to recover from the  Distribution  Account pursuant  to Section  4.05,  the Trustee  Fee,  all  reasonable  out-of-pocket expenses,  disbursements  and  advances  and the  expenses  of the  Trustee in connection with any Event of Default (or anything related  thereto,  including any  determination  that an Event of  Default  does or does  not  exist),  any breach of this  Agreement or any claim or legal action  (including any pending or threatened  claim or legal  action)  incurred or made by the Trustee in the administration  of  the  trusts  hereunder  or  under  any  Yield  Maintenance
Agreement,   the  Custodial  Agreement  or  any  Special  Servicing  Agreement
(including  the reasonable  compensation,  expenses and  disbursements  of its counsel)  except any such expense,  disbursement  or advance as may arise from
the  Trustee's   negligence  or   intentional   misconduct  or  which  is  the
responsibility  of  the   Certificateholders   hereunder.   If  funds  in  the
Distribution  Account are  insufficient  therefor,  the Trustee  shall recover such expenses,  disbursements or advances from the Depositor and the Depositor
hereby  agrees  to  pay  such  expenses,   disbursements  or  advances.   Such
compensation  and  reimbursement  obligation  shall  not  be  limited  by  any provision  of law in regard to the  compensation  of a trustee  of an  express trust.

      In addition,  if more than one Special Servicer is appointed pursuant to
Section  3.18,  the Trustee shall be entitled to  additional  compensation  as mutually  agreed to  between  the  Majority  CE Holder and the  Trustee.  Such additional  compensation  shall be payable to the Trustee from the Majority CE
Holder only,  and shall not be an obligation of the Trust Fund,  the Servicer, the Depostor or the Seller.

Section 9.06      Eligibility Requirements for Trustee.

      The Trustee and any successor  Trustee shall during the entire  duration of this  Agreement  be a state bank or trust  company  or a  national  banking association  organized  and  doing  business  under the laws of a state or the
United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus and undivided  profits of at least  $50,000,000,  subject to  supervision  or  examination by federal or state  authority  and rated  "BBB" or higher by Fitch  with  respect  to their long-term  rating and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher  by  Moody's  with  respect  to  any  outstanding  long-term  unsecured unsubordinated  debt,  and,  in the case of a  successor  Trustee  other  than pursuant  to Section  9.10,  rated in one of the two  highest  long-term  debt categories of, or otherwise  acceptable to, each of the Rating Agencies (which consent  shall not be  unreasonably  withheld).  The  Trustee  shall not be an
Affiliate of the Servicer.  If the Trustee  publishes  reports of condition at least  annually,  pursuant  to  law or to the  requirements  of the  aforesaid supervising  or  examining  authority,  then for the  purposes of this Section
9.06 the combined capital and surplus of such  corporation  shall be deemed to be its total  equity  capital  (combined  capital and surplus) as set forth in its most recent  report of  condition  so  published.  In case at any time the
Trustee shall cease to be eligible in accordance  with the  provisions of this
Section 9.06, the Trustee shall resign  immediately in the manner and with the effect specified in Section 9.08.

Section 9.07      Insurance.

      The Trustee,  at its own expense,  shall at all times  maintain and keep in full force and effect:  (i)  fidelity  insurance,  (ii) theft of  documents insurance and (iii) forgery insurance (which may be collectively  satisfied by a "Financial  Institution Bond" and/or a "Bankers'  Blanket Bond");  provided, that such  insurance  may be provided  through  self-insurance  so long as the
Trustee  is rated "A" or better  by S&P and "A1" or  better  by  Moody's.  All such  insurance  shall be in amounts,  with  standard  coverage and subject to deductibles,  as are customary for insurance typically  maintained by banks or their  affiliates which act as custodians for  investor-owned  mortgage pools.
A  certificate  of an officer of the  Trustee as to the  Trustee's  compliance with this  Section  9.07  shall be  furnished  to any  Certificateholder  upon reasonable written request.

Section 9.08      Resignation and Removal of Trustee.

      The  Trustee  may at any time  resign and be  discharged  from the Trust hereby created by giving  written notice thereof to the Depositor,  the Seller and the Servicer,  with a copy to the Rating  Agencies.  Upon  receiving  such notice of  resignation,  the  Depositor  shall  promptly  appoint a  successor trustee by written  instrument,  in triplicate,  one copy of which  instrument shall  be  delivered  to  each of the  resigning  Trustee  and  the  successor trustee.  If no  successor  trustee  shall  have  been so  appointed  and have accepted  appointment  within  30 days  after  the  giving  of such  notice of resignation,  the  resigning  Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

      If at any time (i) the Trustee  shall cease to be eligible in accordance with the  provisions  of Section  9.06  hereof and shall fail to resign  after written  request  thereto by the  Depositor,  (ii) the  Trustee  shall  become incapable  of acting,  or shall be adjudged as  bankrupt  or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer  shall take  charge or control of the  Trustee or of its  property  or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  or
(iii)(A)  a tax is  imposed  with  respect  to the Trust  Fund by any state in which the Trustee or the Trust Fund is  located,  (B) the  imposition  of such tax would be avoided by the  appointment  of a  different  trustee and (C) the
Trustee  fails  to  indemnify  the  Trust  Fund  against  such  tax,  then the
Depositor  or the  Seller  may  remove the  Trustee  and  appoint a  successor trustee by written instrument,  in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Servicer and the successor trustee.

      The Holders  evidencing  at least 51% of the Voting Rights of each Class of  Certificates  may at any time  remove the  Trustee and appoint a successor trustee by written  instrument or instruments,  in multiple copies,  signed by such Holders or their  attorneys-in-fact duly authorized,  one complete set of which  instruments  shall  be  delivered  by  the  successor  trustee  to  the
Servicer,  the  Trustee so removed  and the  successor  trustee so  appointed.
Notice of any removal of the Trustee  shall be given to each Rating  Agency by the Trustee or successor trustee.

      Any  resignation  or  removal  of  the  Trustee  and  appointment  of  a successor  trustee  pursuant to any of the  provisions  of this  Section  9.08 shall  become  effective  upon  acceptance  of  appointment  by the  successor trustee as provided in Section 9.09 hereof.

Section 9.09      Successor Trustee.

      Any  successor  trustee  appointed  as provided  in Section  9.08 hereof shall execute,  acknowledge  and deliver to the Depositor,  to its predecessor trustee, the Servicer an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become effective  and  such  successor  trustee  without  any  further  act,  deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations  of  its  predecessor  hereunder,  with  the  like  effect  as  if originally named as trustee herein.

      No  successor  trustee  shall  accept  appointment  as  provided in this
Section  9.09 unless at the time of such  acceptance  such  successor  trustee shall be  eligible  under  the  provisions  of  Section  9.07  hereof  and its appointment  shall  not  adversely  affect  the  then  current  rating  of the
Certificates.

      Upon  acceptance of  appointment  by a successor  trustee as provided in this Section 9.09,  the successor  trustee shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates.  If the  successor trustee  fails to mail  such  notice  within  ten  days  after  acceptance  of appointment,  the  Depositor  shall  cause  such  notice  to be  mailed at the expense of the Trust Fund.

Section 9.10      Merger or Consolidation of Trustee.

      Any corporation,  state bank or national banking  association into which the Trustee may be merged or  converted  or with which it may be  consolidated or any corporation,  state bank or national banking association resulting from any  merger,  conversion  or  consolidation  to which the  Trustee  shall be a party,  or  any  corporation,  state  bank  or  national  banking  association succeeding  to  substantially  all  of the  corporate  trust  business  of the
Trustee,  shall be the successor of the Trustee hereunder,  provided that such corporation  shall be eligible  under the  provisions  of Section  9.06 hereof without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11      Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding  any other  provisions of this  Agreement,  at any time, for the  purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property  securing any  Mortgage  Note may at the time be located,  the Servicer  and the Trustee  acting  jointly  shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as co-trustee  or  co-trustees jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such  Person or  Persons,  in such capacity  and for the  benefit  of the  Certificateholders,  such title to the
Trust Fund or any part thereof,  whichever is applicable,  and, subject to the other  provisions  of this Section  9.11,  such powers,  duties,  obligations, rights and trusts as the Servicer  and the Trustee may  consider  necessary or desirable.  If the Servicer shall not have joined in such  appointment  within
15 days  after  the  receipt  by it of a  request  to do so, or in the case an
Event of Default  shall have  occurred and be  continuing,  the Trustee  alone shall  have the power to make such  appointment.  No  co-trustee  or  separate trustee  hereunder  shall be  required to meet the terms of  eligibility  as a successor  trustee under Section 9.06 and no notice to  Certificateholders  of the appointment of any co-trustee or separate  trustee shall be required under
Section 9.09.

      Every separate trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)   All rights,  powers,  duties and  obligations  conferred or imposed upon the  Trustee,  except  for the  obligation  of the  Trustee  under  this
      Agreement  to  advance  funds  on  behalf  of  the  Servicer,  shall  be conferred or imposed upon and  exercised or performed by the Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate  trustee or co-trustee is not authorized to act separately without  the  Trustee  joining in such act),  except to the extent  that under any law of any  jurisdiction  in which any  particular act or acts are to be  performed  (whether  a Trustee  hereunder  or as a  Successor
      Servicer hereunder),  the Trustee shall be incompetent or unqualified to perform  such act or acts,  in which event such rights,  powers,  duties and  obligations  (including  the  holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised  and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Trustee;

(ii)  No trustee  hereunder shall be held  personally  liable by reason of any act or omission of any other trustee hereunder; and\

(iii) The  Trustee  may at any time  accept the  resignation  of or remove any separate trustee or co-trustee.

      Any  notice,  request or other  writing  given to the  Trustee  shall be deemed  to  have  been  given  to  each  of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article IX. Each separate  trustee and  co-trustee, upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the  Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

      Any separate  trustee or  co-trustee  may, at any time,  constitute  the
Trustee its agent or attorney-in-fact,  with full power and authority,  to the extent  not  prohibited  by law,  to do any  lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or co-
trustee shall die, become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies  and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 9.12      Federal    Information    Returns    and    Reports    to
Certificateholders; REMIC Administration.

      (a) It is intended  that the Trust Fund shall  constitute,  and that the affairs  of the  Trust  Fund  shall be  conducted  so that each  REMIC  formed hereunder  qualifies  as,  a "real  estate  mortgage  investment  conduit"  as defined in and in accordance  with the REMIC  Provisions.  For federal  income tax  purposes,  the taxable  year of each REMIC  formed  hereunder  shall be a calendar year and the Trustee shall  maintain or cause the  maintenance of the books of each such REMIC on the accrual method of accounting.

      (b) The  Trustee  shall  prepare  and file or cause to be filed with the
Internal Revenue Service,  and the Trustee shall sign, Federal tax information returns or elections  required to be made hereunder with respect to each REMIC formed  hereunder,  the  Trust  Fund,  if  applicable,  and  the  Certificates containing  such  information  and at the  times  and in the  manner as may be required by the Code or applicable Treasury regulations,  and shall furnish to each Holder of  Certificates  at any time during the  calendar  year for which such returns or reports are made such  statements or  information at the times and in the manner as may be required thereby,  including,  without limitation, reports  relating to  mortgaged  property  that is  abandoned  or  foreclosed, receipt of mortgage  interests in kind in a trade or business,  a cancellation of  indebtedness,  interest,  original issue  discount and market  discount or premium (using a constant prepayment  assumption of 30% CPR). The Trustee will apply for an Employee  Identification Number from the Internal Revenue Service under  Form SS-4 or any  other  acceptable  method  for all tax  entities.  In connection with the foregoing,  the Trustee shall timely prepare and file, and the  Trustee  shall  sign,  IRS Form 8811,  which  shall  provide the name and address of the person who can be contacted to obtain  information  required to be  reported  to the  holders  of  regular  interests  in  each  REMIC  formed hereunder (the "REMIC Reporting  Agent").  The Trustee shall make elections to treat each REMIC formed  hereunder as a REMIC (which  elections shall apply to
the  taxable   period  ending   December  31,  2004  and  each  calendar  year
thereafter) in such manner as the Code or applicable Treasury  regulations may prescribe,  and as described by the  Trustee.  The Trustee  shall sign all tax information  returns  filed  pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage  interest in the Class R-1  Certificates  is hereby  designated as the "Tax Matters Person"
(within the meaning of Treasury  Regulation  §  1.860F-4(d))  for REMIC I, the
Holder of the largest  percentage  interest in the Class R-2  Certificates  is hereby  designated as the "Tax Matters  Person" for REMIC II and the Holder of
the  largest  percentage  interest  in the  Class R-3  Certificates  is hereby designated  as the "Tax  Matters  Person" for REMIC III. The Trustee is hereby designated  and  appointed as the agent of each such Tax Matters  Person.  Any
Holder of a  Residual  Certificate  will by  acceptance  thereof  appoint  the
Trustee  as agent  and  attorney  in fact for the  purpose  of  acting  as Tax
Matters  Person  for each  REMIC  formed  hereunder  during  such  time as the
Trustee  does not own any such  Residual  Certificate.  In the event  that the
Code or applicable Treasury  regulations prohibit the Trustee from signing tax or  information  returns or other  statements,  or the Trustee  from acting as agent for the Tax Matters Person,  the Trustee shall take whatever action that in its sole good faith  judgment is  necessary  for the proper  filing of such information  returns or for the provision of a tax matters  person,  including designation  of the Holder of the  largest  percentage  interest in a Residual
Certificate to sign such returns or act as tax matters person.  Each Holder of a Residual Certificate shall be bound by this Section.

      The Trustee,  as agent on behalf of the Trust Fund,  shall do or refrain from doing,  as  applicable,  the  following:  (a) the Trustee  shall,  to the extent under its  control,  conduct the affairs of the Trust Fund at all times that any  Certificates  are  outstanding  so as to maintain the status of each
REMIC formed hereunder as a REMIC under the REMIC Provisions;  (b) the Trustee shall  not  knowingly  or  intentionally  take any  action or omit to take any action  that  would  cause the  termination  of the REMIC  status of any REMIC formed  hereunder;  (c) the Trustee shall pay, from the sources specified this
Section  9.12,  the amount of any federal,  state and local  taxes,  including prohibited  transaction taxes as described below,  imposed on any REMIC formed hereunder  prior to the  termination  of the  Trust  Fund when and as the same shall be due and payable  (but such  obligation  shall not prevent the Trustee or any other  appropriate  Person from  contesting any such tax in appropriate proceedings  and shall not  prevent the Trustee  from  withholding  payment of such tax, if permitted by law, pending the outcome of such  proceedings);  (d)
the Trustee shall  maintain  records  relating to each REMIC formed  hereunder including but not limited to the income,  expenses,  assets and liabilities of each such REMIC and adjusted  basis of the Trust Fund  property  determined at such  intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules,  statements or information and any state tax
returns required  by  Section   9.12(d)  below  (e) the   Trustee shall,  for
federal  income   tax   purposes,    maintain   books  and   records   with
respect  to the REMICs on a calendar  year and on an  accrual  basis;  (f) the
Trustee shall not enter into any  arrangement  not  otherwise  provided for in this  Agreement by which the REMICs will  receive a fee or other  compensation for  services  nor permit the REMICs to receive any income  from assets  other than  "qualified  mortgages"  as defined in Section  860G(a)(3) of the Code or
"permitted  investments" as defined in Section 860G(a)(5) of the Code; and (l)
as and when  necessary  and  appropriate,  the Trustee,  at the expense of the
Trust Fund, shall represent the Trust Fund in any  administrative  or judicial proceedings  relating to an  examination or audit by any  governmental  taxing authority,  request an administrative adjustment as to any taxable year of any
REMIC  formed   hereunder,   enter  into   settlement   agreements   with  any
governmental taxing agency,  extend any statute of limitations relating to any tax item of the Trust Fund,  and  otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

      In order to  enable  the  Trustee  to  perform  its  duties as set forth herein, the Depositor shall provide,  or cause to be provided,  to the Trustee within  10 days  after  the  Closing  Date all  information  or data  that the
Trustee requests in writing and reasonably determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide,  or cause the Servicer or any other appropriate party to provide,  to the Trustee  promptly  upon  written  request  therefor,  any such  additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein.  The
Depositor  hereby  indemnifies  the  Trustee  for  any  losses,   liabilities,
damages,  claims  or  expenses  of the  Trustee  arising  from any  errors  or miscalculations  of the Trustee that result from any failure of the  Depositor to provide,  or to cause to be provided,  accurate  information or data to the
Trustee on a timely basis.

      In the event  that any tax is imposed on  "prohibited  transactions"  of any of REMIC I, REMIC II or REMIC III as defined in Section  860F(a)(2) of the
Code,  on the "net  income  from  foreclosure  property"  of the Trust Fund as defined in Section  860G(c) of the Code, on any  contribution  to any of REMIC
I, REMIC II or REMIC III after the Startup Day pursuant to Section  860G(d) of the Code,  or any other tax is imposed,  including,  without  limitation,  any federal,  state or local tax or minimum tax imposed upon any of REMIC I, REMIC
II or REMIC III,  and is not paid as otherwise  provided for herein,  such tax shall be paid by (i) the  Trustee,  if any such  other  tax  arises  out of or results  from a breach by the  Trustee  of any of its  obligations  under this
Agreement,  (ii) any party  hereto  (other than the Trustee) to the extent any such other tax arises out of or results  from a breach by such other  party of any of its  obligations  under this Agreement or (iii) in all other cases,  or in the event  that any  liable  party  hereto  fails to honor its  obligations under the preceding  clauses (i) or (ii), any such tax will be paid first with amounts  otherwise to be distributed to the Residual  Certificateholders,  and
second   with   amounts   otherwise   to   be   distributed   to   all   other
Certificateholders  in the following  order of priority:  first,  to the Class
M-9A  Certificates and Class M-9B  Certificates  (pro rata based on their then
outstanding   Certificate   Principal  Balances  prior  to  giving  effect  to
distributions to be made on such Distribution Date),  second, to the Class M-8
Certificates,  third, to the Class M-7 Certificates,  fourth, to the Class M-6
Certificates,  fifth, to the Class M-5  Certificates,  sixth, to the Class M-4
Certificates,  seventh to the Class M-3 Certificates,  eighth to the Class M-2
Certificates,  ninth to the  Class M-1  Certificates  and tenth to the Class A
Certificates   (pro   rata   based  on  the   amounts   to  be   distributed).
Notwithstanding  anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any  Certificates,  the Trustee is hereby authorized  to  retain  on any  Distribution  Date,  from the  Holders  of the
Residual  Certificates  (and,  if necessary,  second,  from the Holders of the other  Certificates  in the  priority  specified in the  preceding  sentence), funds otherwise  distributable to such Holders in an amount  sufficient to pay such tax. The Trustee  shall  promptly  notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

      The Trustee  agrees that, in the event it should obtain any  information necessary  for the other  party to perform  its  obligations  pursuant to this
Section  9.12, it will promptly  notify and provide such  information  to such other party.

      (c)   The Trustee  shall  provide upon request and receipt of reasonable compensation,  such  information as required in Section  860D(a)(6)(B)  of the
Code to the Internal Revenue Service,  to any Person  purporting to transfer a
Residual  Certificate to a Person other than a transferee permitted by Section
6.02(d),  and to any  regulated  investment  company,  real estate  investment trust, common trust fund, partnership,  trust, estate,  organization described in Section 1381 of the Code, or nominee  holding an interest in a pass through entity  described  in Section  860E(e)(6)  of the Code,  any record  holder of which is not a transferee  permitted by Section 6.02(d) (or which is deemed by statute to be an entity with a disqualified member).

      (d)   The Trustee shall  prepare and file or cause to be filed,  and the
Trustee shall sign,  any state income tax returns  required  under  Applicable
State Law with respect to each REMIC formed hereunder or the Trust Fund.

      (e)   Notwithstanding  any  other  provision  of  this  Agreement,   the
Trustee  shall  comply with all federal  withholding  requirements  respecting payments to  Certificateholders  of interest or original issue discount on the
Mortgage Loans, that the Trustee reasonably  believes are applicable under the
Code.  The  consent  of  Certificateholders  shall  not be  required  for such withholding.  In the event the Trustee  withholds  any amount from interest or original issue discount payments or advances thereof to any  Certificateholder pursuant to federal  withholding  requirements,  the Trustee  shall,  together with its  monthly  report to such  Certificateholders,  indicate  such  amount withheld.

      (f)   The Trustee  agrees to indemnify  the Trust Fund and the Depositor for  any  taxes  and  costs  including,  without  limitation,  any  reasonable attorneys  fees imposed on or incurred by the Trust Fund or the Depositor as a result of a breach of the Trustee's covenants set forth in this Section 9.12.

                                  ARTICLE X

                                 TERMINATION

Section 10.01      Termination  upon Liquidation or Repurchase of all Mortgage
Loans.

      Subject to Section 10.03,  the obligations and  responsibilities  of the
Depositor,  the  Servicer,  the Seller and the  Trustee  created  hereby  with respect  to the  Trust  Fund  shall  terminate  upon  the  earlier  of (a) the purchase  by the  Majority  CE Holder of all of the  Mortgage  Loans  (and REO
Properties)  remaining  in the  Trust  Fund at a  price  (the  "Mortgage  Loan
Purchase Price") equal to the sum of (i) 100% of the Stated Principal  Balance
of each  Mortgage Loan (other than in respect of REO  Property),  (ii) accrued interest  thereon at the applicable  Mortgage Rate to, but not including,  the first day of the month of such purchase,  (iii) the appraised value of any REO
Property in the Trust Fund (up to the Stated Principal  Balance of the related
Mortgage  Loan),  such  appraisal to be  conducted  by an  appraiser  mutually agreed upon by the Servicer and the Trustee,  (iv) unreimbursed  out-of pocket costs of the Servicer,  including  unreimbursed Servicing Advances made on the
Mortgage  Loans  prior to the  exercise of such  repurchase  right and (v) any unreimbursed  costs and  expenses of the Trustee  payable  pursuant to Section
9.05  and (b) the  later of (i) the  maturity  or  other  liquidation  (or any
Advance  with  respect  thereto) of the last  Mortgage  Loan  remaining in the
Trust Fund and the  disposition of all REO Property and (ii) the  distribution to  Certificateholders  of all  amounts  required  to be  distributed  to them pursuant  to this  Agreement,  as  applicable.  In no event  shall the  trusts created hereby  continue  beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P.  Kennedy, the late Ambassador of the United States to the Court of St. James,  living on the date hereof and (ii) the Latest Possible Maturity Date.

      The right to repurchase all Mortgage  Loans and REO Properties  pursuant to clause in the  preceding  paragraph  shall be  conditioned  upon the Stated
Principal  Balance of all of the Mortgage Loans in the Trust Fund, at the time of any such repurchase,  aggregating 10% or less of the aggregate Cut-off Date
Principal Balance of all of the Mortgage Loans.

Section 10.02     Final Distribution on the Certificates.

      If on any  Determination  Date, (i) the Servicer  determines  that there are no  Outstanding  Mortgage  Loans and no other funds or assets in the Trust
Fund other than the funds in the Protected Account,  the Servicer shall direct
the   Trustee  to  send  a  final   distribution   notice   promptly  to  each
Certificateholder  or (ii) the Trustee determines that a Class of Certificates shall be retired after a final  distribution on such Class,  the Trustee shall notify  the  Certificateholders  within  five (5)  Business  Days  after  such
Determination  Date that the final distribution in retirement of such Class of
Certificates   is   scheduled  to  be  made  on  the   immediately   following
Distribution  Date. Any final  distribution  made pursuant to the  immediately preceding  sentence will be made only upon  presentation  and surrender of the related  Certificates  at the  Corporate  Trust Office of the Trustee.  If the
Servicer  elects to terminate  the Trust Fund  pursuant to Section  10.01,  at
least  20  days   prior  to  the  date   notice   is  to  be   mailed  to  the
Certificateholders,  the Servicer  shall notify the  Depositor and the Trustee of the date the  Servicer  intends to terminate  the Trust Fund.  The Servicer shall remit the Mortgage  Loan  Purchase  Price to the Trustee on the Business
Day  prior  to the  Distribution  Date for such  Optional  Termination  by the
Servicer.

      Notice  of  any   termination   of  the  Trust  Fund,   specifying   the
Distribution   Date  on   which   Certificateholders   may   surrender   their
Certificates for payment of the final distribution and cancellation,  shall be given  promptly  by the  Trustee  by letter to  Certificateholders  mailed not later  than two  Business  Days after the  Determination  Date in the month of such final  distribution.  Any such notice shall specify (a) the  Distribution
Date upon  which  final  distribution  on the  Certificates  will be made upon presentation  and surrender of Certificates at the office therein  designated,
(b) the amount of such final  distribution,  (c) the location of the office or agency at which such  presentation and surrender must be made and (d) that the
Record Date otherwise  applicable to such Distribution Date is not applicable,
distributions   being  made  only  upon  presentation  and  surrender  of  the
Certificates  at the office  therein  specified.  The  Trustee  will give such
notice  to  each   Rating   Agency  at  the  time  such  notice  is  given  to
Certificateholders.

      In the event such notice is given,  the  Servicer  shall cause all funds in the  Protected  Account to be  remitted  to the  Trustee for deposit in the
Distribution Account on the Business Day prior to the applicable  Distribution
Date  in an  amount  equal  to  the  final  distribution  in  respect  of  the
Certificates.  Upon such final  deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release  therefor,  the Trustee or the
Custodian shall promptly  release to the Majority CE Holder the Mortgage Files for  the  Mortgage  Loans  and the  Trustee  shall  execute  and  deliver  any documents  prepared and  delivered  to it which are  necessary to transfer any
REO Property.

      Upon presentation and surrender of the  Certificates,  the Trustee shall cause to be  distributed  to  Certificateholders  of each  Class  the  amounts allocable to such Certificates  held in the Distribution  Account in the order and priority set forth in Section 5.04 hereof on the final  Distribution  Date and in proportion to their respective Percentage Interests.

      In the event that any affected  Certificateholders  shall not  surrender
Certificates  for  cancellation  within six months after the date specified in the above mentioned  written  notice,  the Trustee shall give a second written notice to the remaining  Certificateholders  to surrender  their  Certificates for cancellation and receive the final  distribution with respect thereto.  If within six  months  after the second  notice all the  applicable  Certificates shall  not have  been  surrendered  for  cancellation,  the  Trustee  may take appropriate  steps,  or may  appoint an agent to take  appropriate  steps,  to
contact  the  remaining  Certificateholders   concerning  surrender  of  their
Certificates,  and the cost  thereof  shall be paid out of the funds and other assets  that  remain a part of the Trust  Fund.  If within  one year after the
second  notice  all   Certificates   shall  not  have  been   surrendered  for
cancellation,  the  Residual  Certificateholders  shall  be  entitled  to  all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

Section 10.03     Additional Termination Requirements.

(a)   Upon  exercise  by the  Servicer of its  purchase  option as provided in
Section  10.01,  the Trust Fund shall be  terminated  in  accordance  with the following additional requirements,  unless the Trustee have been supplied with an  Opinion  of  Counsel  addressed  to the  Trustee,  at the  expense  of the
Servicer,  to the effect that the failure of the Trust Fund to comply with the requirements  of this Section  10.03 will not (i) result in the  imposition of taxes on "prohibited  transactions"  of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (1)   The  Servicer  shall  establish  a 90-day  liquidation  period and notify the Trustee  thereof,  and the Trustee  shall in turn specify the first day of such  period in a  statement  attached  to the tax  return  for each of
REMIC I,  REMIC II and REMIC  III  pursuant  to  Treasury  Regulation  Section
1.860F-1.  The  Servicer  shall  satisfy all the  requirements  of a qualified liquidation under Section 860F of the Code and any regulations thereunder,  as evidenced by an Opinion of Counsel obtained at the expense of the Servicer;

      (2)   During  such  90-day  liquidation  period,  and at or prior to the time of making the final payment on the  Certificates,  the Trustee shall sell all of the assets of REMIC I, REMIC II and REMIC III for cash; and

      (3)   At  the  time  of  the   making  of  the  final   payment  on  the
Certificates,  the  Trustee  shall  distribute  or  credit,  or  cause  to  be distributed or credited,  to the Holders of the Residual Certificates all cash on  hand  (other  than  cash  retained  to  meet  claims),  and  REMIC I shall terminate at that time.

(b)   By their  acceptance of the  Certificates,  the Holders  thereof  hereby authorize  the adoption of a 90-day  liquidation  period for REMIC I, REMIC II and  REMIC  III,  which  authorization  shall be  binding  upon all  successor
Certificateholders.

(c)   The  Trustee  as agent for each  REMIC  hereby  agrees to adopt and sign such a plan of complete  liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel  referred to in Section  10.03(a)(1)
and to take such other action in  connection  therewith  as may be  reasonably requested by the Servicer.

                                   ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01     Amendment.

      This  Agreement  may be  amended  from  time to time by  parties  hereto without the consent of any of the  Certificateholders  to cure any  ambiguity, to correct or supplement  any provisions  herein  (including to give effect to the  expectations  of investors),  to change the manner in which the Protected
Account  is  maintained  or to make such  other  provisions  with  respect  to
matters  or  questions   arising   under  this   Agreement  as  shall  not  be
inconsistent  with any other  provisions  herein if such action  shall not, as evidenced by an Opinion of Counsel  addressed to the  Trustee,  which  opinion shall be an expense of the party  requesting  such  amendment  but in any case shall not be an  expense  of the  Trustee,  adversely  affect in any  material respect  the  interests  of any  Certificateholder;  provided  that  any  such amendment shall be deemed not to adversely  affect in any material respect the interests of the  Certificateholders  and no such Opinion of Counsel  shall be required if the Person  requesting  such amendment  obtains a letter from each
Rating Agency stating that such amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

      Notwithstanding   the   foregoing,    without   the   consent   of   the
Certificateholders,  the parties  hereto may at any time and from time to time amend this  Agreement to modify,  eliminate or add to any of its provisions to
such  extent  as  shall  be   necessary   or   appropriate   to  maintain  the
qualification  of each of REMIC I, REMIC II and REMIC III as a REMIC under the
Code or to avoid or minimize the risk of the  imposition  of any tax on any of
REMIC I,  REMIC II or REMIC III  pursuant  to the Code  that  would be a claim against  any of REMIC I,  REMIC II or REMIC III at any time prior to the final redemption  of the  Certificates,  provided that the Trustee has been provided an Opinion of Counsel  addressed to the  Trustee,  which  opinion  shall be an expense of the party  requesting  such opinion but in any case shall not be an expense of the  Trustee or the Trust  Fund,  to the effect that such action is necessary  or  appropriate  to  maintain  such  qualification  or to  avoid or minimize the risk of the imposition of such a tax.

      This  Agreement  may also be  amended  from time to time by the  parties hereto with the consent of the Holders of each Class of Certificates  affected thereby  evidencing  over 50% of the  Voting  Rights of such  Class or Classes for the  purpose  of adding any  provisions  to or  changing  in any manner or eliminating  any of the  provisions  of this  Agreement or of modifying in any manner  the  rights of the  Holders  of  Certificates;  provided  that no such amendment  shall (i)  reduce in any  manner the amount of, or delay the timing of,  payments  required  to be  distributed  on any  Certificate  without  the consent  of the Holder of such  Certificate,  (ii) cause any of REMIC I, REMIC
II or REMIC III to cease to qualify as a REMIC or (iii)  reduce the  aforesaid percentages  of  Certificates  of each Class the Holders of which are required to consent to any such  amendment  without  the  consent of the Holders of all
Certificates of such Class then outstanding.

      Notwithstanding  any contrary  provision of this Agreement,  the Trustee shall not  consent to any  amendment  to this  Agreement  unless it shall have first received an Opinion of Counsel  addressed to the Trustee,  which opinion shall be an expense of the party  requesting  such  amendment  but in any case shall not be an expense of the  Trustee,  to the  effect  that such  amendment will  not  (other  than an  amendment  pursuant  to  clause  (ii)  of,  and in accordance  with, the preceding  paragraph) cause the imposition of any tax on
REMIC I,  REMIC II or REMIC III or the  Certificateholders  or cause  REMIC I,
REMIC II or REMIC  III to cease  to  qualify  as a REMIC at any time  that any
Certificates  are  outstanding.  Further,  nothing  in  this  Agreement  shall require the Trustee to enter into an  amendment  without  receiving an Opinion of Counsel,  satisfactory  to the Trustee that (i) such amendment is permitted and is not  prohibited  by  this  Agreement  and  that  all  requirements  for
amending   this   Agreement   (including   any   consent  of  the   applicable
Certificateholders) have been complied with.

      Promptly  after  the  execution  of  any  amendment  to  this  Agreement requiring  the  consent  of  Certificateholders,  the  Trustee  shall  furnish
written   notification   of  the   substance   of  such   amendment   to  each
Certificateholder and each Rating Agency.

      It shall not be necessary  for the consent of  Certificateholders  under this Section to approve the particular form of any proposed amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02     Recordation of Agreement; Counterparts.

      To the extent  permitted by applicable law, this Agreement is subject to recordation in all  appropriate  public  offices for real property  records in all of the counties or other  comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other  appropriate  public recording  office or elsewhere.  The Servicer shall effect such recordation at the Trust's  expense upon the request in writing of a  Certificateholder,  but only if such direction is  accompanied  by an Opinion of Counsel  (provided at the expense of the  Certificateholder  requesting  recordation)  to the effect that such recordation  would materially and beneficially  affect the interests of the Certificateholders or is required by law.

      For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03     Governing Law.

      THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH AND GOVERNED BY
THE  SUBSTANTIVE  LAWS OF THE STATE OF NEW YORK  APPLICABLE TO AGREEMENTS MADE
AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS  SHALL BE DETERMINED
IN  ACCORDANCE  WITH  SUCH  LAWS  WITHOUT  REGARD  TO THE  CONFLICTS  OF  LAWS
PRINCIPLES  THEREOF  (OTHER THAN  SECTION  5-1401 OF THE  GENERAL  OBLIGATIONS
LAWS).

Section 11.04     Intention of Parties.

      It is the express  intent of the parties  hereto that the  conveyance of
(i) the  Conveyed  Assets by the  Seller to the  Depositor  and (ii) the Trust
Fund by the  Depositor  to the  Trustee be, and be  construed  as, an absolute sale thereof to the Depositor or the Trustee,  as applicable.  It is, further, not the  intention  of the  parties  that such  conveyance  be deemed a pledge thereof by the Seller to the  Depositor,  or by the  Depositor to the Trustee.
However, in the event that,  notwithstanding  the intent of the parties,  such assets  are  held  to be the  property  of the  Seller  or the  Depositor,  as applicable,  or if for any other reason the Mortgage Loan  Purchase  Agreement or this  Agreement  is held or deemed to create a  security  interest  in such assets,  then (i) the Mortgage  Loan  Purchase  Agreement  and this  Agreement shall each be deemed to be a  security  agreement  within  the  meaning of the
Uniform  Commercial  Code of the State of New York, (ii) the conveyance of the
Conveyed Assets provided for in the Mortgage Loan Purchase  Agreement shall be deemed to be an  assignment  and a grant by the Seller to the  Depositor  of a security  interest in the  Conveyed  Assets,  whether  now owned or  hereafter acquired,  and (iii) the  conveyance  of the Trust Fund  provided  for in this
Agreement  from  the  Depositor  to  the  Trustee  shall  be  deemed  to be an assignment  and a grant by the Depositor to the Trustee for the benefit of the
Certificateholders   of  a  security  interest  in  all  of  the  assets  that
constitute the Trust Fund (including the Depositor's  interest in the Conveyed
Assets), whether now owned or hereafter acquired.

      The Depositor for the benefit of the  Certificateholders  shall,  to the extent  consistent with this Agreement,  take such actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the assets of the Trust Fund, such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 11.05     Notices.

(a)   Trustee  shall use its best efforts to promptly  provide  notice to each
Rating  Agency with respect to each of the  following  of which a  Responsible
Officer of the Trustee has actual knowledge:

(i)   Any material change or amendment to this Agreement;

(ii)  The occurrence of any Event of Default that has not been cured;

(iii) The  resignation  or  termination of the Servicer or the Trustee and the appointment of any successor;

(iv)  The  repurchase or  substitution  of Mortgage Loans pursuant to Sections
      2.02, 2.03, 3.18 and 10.01; and

(v)   The final payment to Certificateholders.

(b)   All  directions,  demands and notices  hereunder shall be in writing and shall be  deemed  to have  been  duly  given  when  delivered  at or mailed by registered mail, return receipt requested,  postage prepaid,  or by recognized overnight  courier,  or by facsimile  transmission to a number provided by the appropriate  party if receipt of such  transmission is confirmed to (i) in the case of the  Depositor,  Bear  Stearns  Asset  Backed  Securities  I LLC,  383
Madison Avenue, New York, New York 10179,  Attention:  Chief Counsel;  (ii) in
the case of the Seller or the Servicer,  EMC Mortgage Corporation,  909 Hidden
Ridge  Drive,  Irving,  Texas  75038,  Attention:  Ralene  Ruyle or such other address  as may be  hereafter  furnished  to the other  parties  hereto by the
Servicer  in  writing;  (iii) in the case of the  Trustee,  at each  Corporate
Trust  Office or such other  address as the Trustee may  hereafter  furnish to the other parties  hereto;  and (iv) in the case of the Rating  Agencies,  (x)
Moody's Investors  Service,  Inc., 99 Church Street, New York, New York 10007,
Attention:  Home Equity Monitoring and (y) Standard & Poor's, 55 Water Street,
41st  Floor,  New  York,  New York  10041,  Attention:  Mortgage  Surveillance
Group.  Any notice  delivered to the Seller,  the Servicer,  the Trustee under this Agreement  shall be effective only upon receipt.  Any notice  required or permitted  to be  mailed to a  Certificateholder,  unless  otherwise  provided herein,  shall be given by first-class mail,  postage prepaid,  at the address of such  Certificateholder as shown in the Certificate Register; any notice so mailed within the time  prescribed  in this  Agreement  shall be  conclusively presumed  to have  been  duly  given,  whether  or not  the  Certificateholder receives such notice.

Section 11.06     Severability of Provisions.

      If any one or more of the covenants, agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held invalid,  then such covenants, agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07      Assignment.

      Notwithstanding  anything to the contrary  contained  herein,  except as provided  pursuant to Section 7.02,  this Agreement may not be assigned by the
Servicer, the Seller or the Depositor.

Section 11.08      Limitation on Rights of Certificateholders.

      The death or  incapacity of any  Certificateholder  shall not operate to
terminate   this   Agreement   or   the   Trust   Fund,   nor   entitle   such
Certificateholder's  legal  representative  or heirs to claim an accounting or to take any action or commence any  proceeding  in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights,  obligations and liabilities of the parties hereto or any of them.

      No  Certificateholder  shall have any right to vote  (except as provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the obligations of the parties  hereto,  nor shall anything herein set forth or  contained in the terms of the  Certificates  be construed so as to constitute  the  Certificateholders  from time to time as partners or members  of an  association;  nor  shall  any  Certificateholder  be under any liability  to any third party by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.
      No  Certificateholder  shall  have any right by  virtue  or by  availing itself of any  provisions of this  Agreement to institute any suit,  action or proceeding  in  equity  or at law  upon  or  under  or  with  respect  to this
Agreement,  unless  such Holder  previously  shall have given to the Trustee a written  notice of an Event of  Default  and of the  continuance  thereof,  as hereinbefore  provided,  the Holders of Certificates  evidencing not less than
25% of the Voting Rights  evidenced by the  Certificates  shall also have made written  request to the Trustee to institute  such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered to the  Trustee such reasonable indemnity as it may require against the costs,  expenses,  and liabilities  to be incurred  therein or  thereby,  and the Trustee for 60 days after its receipt of such notice,  request and offer of  indemnity  shall have neglected or refused to  institute  any such action,  suit or  proceeding;  it being  understood  and  intended,  and  being  expressly  covenanted  by  each
Certificateholder with every other  Certificateholder and the Trustee, that no one or more  Holders  of  Certificates  shall  have any  right  in any  manner whatever by virtue or by availing  itself or themselves  of any  provisions of this  Agreement to affect,  disturb or prejudice  the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or  preference  to any other such  Holder or to enforce  any right  under this
Agreement,  except in the manner herein provided and for the common benefit of all  Certificateholders.  For the protection and enforcement of the provisions of this Section 11.08, each and every  Certificateholder  or the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.09.....Inspection and Audit Rights.

      The Servicer  agrees that,  on reasonable  prior notice,  it will permit any representative of the Depositor,  the Trustee during the Servicer's normal business  hours,  to examine  all the books of account,  records,  reports and other papers of the Servicer  relating to the Mortgage  Loans,  to make copies and  extracts  therefrom,  to cause such  books to be  audited by  independent certified  public  accountants  selected by the Depositor,  the Trustee and to discuss its affairs,  finances and accounts  relating to such  Mortgage  Loans with its officers,  employees and independent  public accountants (and by this provision the Servicer  hereby  authorizes  such  accountants  to discuss with such  representative  such  affairs,  finances  and  accounts),  all  at  such
reasonable   times  and  as  often  as  may  be  reasonably   requested.   Any
out-of-pocket  expense incident to the exercise by the Depositor,  the Trustee of any right under this Section  11.09 shall be borne by the party  requesting such inspection,  subject to such party's right to reimbursement hereunder (in the case of the Trustee, pursuant to Section 9.05 hereof).

Section 11.10.....Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that  Certificateholders  shall not be personally  liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates  shall be nonassessable for any reason whatsoever, and that the Certificates,  upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                                    * * *

      IN WITNESS  WHEREOF,  the  Depositor,  the Servicer,  the Seller and the
Trustee  have  caused  their  names to be signed  hereto  by their  respective officers thereunto duly authorized as of the day and year first above written.

                                    BEAR STEARNS ASSET BACKED SECURITIES I
                                    LLC,
                                          as Depositor

                                    By:
                                    ______________________________________
                                    Name: Joseph T. Jurkowski, Jr.
                                    Title:      Vice President

                                    EMC MORTGAGE CORPORATION,
                                          as Seller

                                    By:
                                    ______________________________________
                                    Name: Sue Stepanek
                                    Title:      Executive Vice President

                                    GMAC MORTGAGE CORPORATION,
                                          as Servicer

                                    By:
                                    ______________________________________
                                    Name:
                                    Title:      Executive Vice President

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          as Trustee

                                    By:
                                    ______________________________________
                                    Name:
                                    Title:

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On this 26th day of  October,  2004,  before me, a notary  public in and for said State,  appeared Joe Jurkowski,  Jr.,  personally  known to me on the basis of  satisfactory  evidence to be an  authorized  representative  of Bear
Stearns Asset Backed  Securities I LLC, one of the companies that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of such  limited  liability  company and  acknowledged  to me that such limited liability company executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ______________________________
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF   DALLAS      )

      On this 26th day of  October,  2004,  before me, a notary  public in and for said State, appeared Sue Stepanek,  personally known to me on the basis of satisfactory  evidence  to be an  authorized  representative  of EMC  Mortgage
Corporation,  one of the corporations that executed the within instrument, and also  known  to me to be  the  person  who  executed  it  on  behalf  of  such corporation and acknowledged to me that such  corporation  executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ______________________________
                                          Notary Public

[Notarial Seal]

STATE OF [________]     )
                        ) ss.:
COUNTY OF   [______]    )

      On this 26th day of  October,  2004,  before me, a notary  public in and
for   said   State,   appeared                                               ,
personally  known  to  me on  the  basis  of  satisfactory  evidence  to be an authorized  representative  of Wells Fargo  Bank,  National  Association  that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of such  corporation,  and  acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ______________________________
                                          Notary Public

[Notarial Seal]

2

STATE OF [________]     )
                        ) ss.:
COUNTY OF   [______]    )

      On this 26th day of  October,  2004,  before me, a notary  public in and
for   said   State,   appeared                                               ,
personally  known  to  me on  the  basis  of  satisfactory  evidence  to be an authorized  representative  of GMAC  Mortgage  Corporation  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of such  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ______________________________
                                          Notary Public

[Notarial Seal]

                                  Appendix 1

             CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

REMIC I Y Principal  Reduction Amounts:  For any Distribution Date the amounts by which the principal  balances of the REMIC I Regular Interests Y-1 and Y-2, respectively,  will be reduced on such  distribution date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

First  for each of Loan  Group I and  Loan  Group II  determine  the  weighted average  pass-through  rate for that Loan Group for  distributions of interest that  will  be made on the  next  succeeding  Distribution  Date  (the  "Group
Interest  Rate").  The  Principal  Reduction  Amount for each of the REMIC I Y
Regular  Interests  will be determined  pursuant to the "Generic  solution for the REMIC I Y  Principal  Reduction  Amounts"  set forth  below (the  "Generic
Solution")  by making  identifications  among the actual Loan Groups and their related  REMIC I Y and  REMIC  I Z  Regular  Interests  and  weighted  average pass-through  rates and the Loan  Groups  named in the  Generic  Solution  and their related REMIC I Y and REMIC I Z Regular Interests as follows:

A. Determine  which Loan Group has the lower Group  Interest  Rate.  That Loan
Group  will  be  identified  with  Group AA  and the  REMIC I Y and  REMIC I Z
Regular Interests  related to that Loan Group will be respectively  identified with the REMIC I YAA and REMIC I ZAA  Regular  Interests.  The Group  Interest
Rate for that Loan Group will be  identified  with J%. If the two Loan  Groups have the same Group  Interest Rate pick one for this  purpose,  subject to the restriction  that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

B. Determine  which Loan Group has the higher Group  Interest Rate.  That Loan
Group  will  be  identified  with  Group BB  and the  REMIC I Y and  REMIC I Z
Regular Interests  related to that Loan Group will be respectively  identified with the REMIC I YBB and REMIC I ZBB  Regular  Interests.  The Group  Interest
Rate for that Loan Group will be  identified  with K%. If the two Loan  Groups have the same Group  Interest  Rate the Loan Group not  selected  pursuant  to paragraph A, above, will be selected for purposes of this paragraph B.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

Generic  Solution  for the  REMIC I Y  Principal  Reduction  Amounts:  For any
Distribution  Date, the amounts by which the principal balances of the REMIC I
YAA and REMIC I YBB  Regular  Interests  respectively  will be reduced on such
Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

J% and K%  represent  the  interest  rates on Loan  Group AA and Loan Group BB respectively.  J%<K%.

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate  Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB = the Group BB  Subordinate  Balance  after  the  allocation  of  Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj =  the REMIC I YAA Uncertificated  Principal Balance after distributions on the prior Distribution Date.

Yk =  the REMIC I YBB Uncertificated  Principal Balance after distributions on the prior Distribution Date.

ΔYj =       the REMIC I YAA Principal Reduction Amount.

ΔYk =       the REMIC I YBB Principal Reduction Amount.

Zj =  the REMIC I ZAA Uncertificated  Principal Balance after distributions on the prior Distribution Date.

Zk =  the REMIC I ZBB Uncertificated  Principal Balance after distributions on the prior Distribution Date.

ΔZj =       the REMIC I ZAA Principal Reduction Amount.

ΔZk =       the REMIC I ZBB Principal Reduction Amount.

Pj =  the aggregate  Uncertificated  Principal  Balance of the REMIC I YAA and
      REMIC  I  ZAA  Regular  Interests  after   distributions  on  the  prior
      Distribution Date, which is equal to the aggregate  principal balance of the  Mortgage  Loans in Loan  Group AA  reduced  by the Group AA Class P principal  balance,  if any,  and  the  Class R  Principal  Balance,  if
      applicable.

Pk =  the aggregate  Uncertificated  Principal  Balance of the REMIC I YBB and
      REMIC  I  ZBB  Regular  Interests  after   distributions  on  the  prior
      Distribution Date, which is equal to the aggregate  principal balance of the  Mortgage  Loans in Loan  Group BB  reduced  by the Group BB Class P principal balance, if any and Class R Principal Balance, if applicable.

ΔPj = the aggregate  principal  reduction resulting on such Distribution
      Date on the  Mortgage  Loans in Loan  Group AA as a result of  principal distributions  (exclusive of any amounts distributed pursuant to clauses
      (c)(i) or (c)(ii) of the definition of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such  Distribution  Date, reduced by the  portion,  if any,  of such  reduction  allocable  to any
      Group  AA  Class  P  Certificates  or  the  Class  R  Certificates,   if
      applicable,  which  is  equal to the  aggregate  of the  REMIC I YAA and
      REMIC I ZAA Principal Reduction Amounts.

ΔPk=  the aggregate  principal  reduction resulting on such Distribution
      Date on the  Mortgage  Loans in Loan  Group BB as a result of  principal distributions  (exclusive of any amounts distributed pursuant to clauses
      (c)(i) or (c)(ii) of the definition of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such  Distribution  Date, reduced by the  portion,  if any,  of such  reduction  allocable  to any
      Group  BB  Class  P  Certificates  or  the  Class  R  Certificates,   if
      applicable,  which  is  equal to the  aggregate  of the  REMIC I YBB and
      REMIC I ZBB Principal Reduction Amounts.

α =   .0005

γ =   (R - J%)/(K% - R).  γ is a  non-negative  number  unless its denominator is zero, in which event it is undefined.

If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk.

In the remaining situations, ΔYk and ΔYj shall be defined as follows:

1.    If Yk - α(Pk - ΔPk) => 0, Yj-  α(Pj - ΔPj) => 0,
   and    γ    (Pj    -     ΔPj)     <    (Pk    -     ΔPk),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If  Yk - α(Pk - ΔPk)  => 0,  Yj - α(Pj - ΔPj) =>
   0,     and     γ      (Pj - ΔPj)      =>      (Pk - ΔPk),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).
3.    If Yk - α(Pk - ΔPk) < 0,  Yj - α(Pj - ΔPj) => 0,
   and        Yj - α(Pj - ΔPj)        =>        Yj - (Yk/γ),
   ΔYk = Yk - αγ             (Pj - ΔPj)            and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If   Yk - α(Pk - ΔPk) < 0,    Yj - (Yk/γ) => 0,    and
   Yj - α(Pj - ΔPj) <= Yj - (Yk/γ),     ΔYk = 0    and
   ΔYj = Yj - (Yk/γ).
5.    If    Yj - α(Pj - ΔPj) < 0,    Yj - (Yk/γ) < 0,    and
   Yk - α(Pk - ΔPk) <= Yk - (γYj),
   ΔYk = Yk - (γYj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0,  Yk - α(Pk - ΔPk) => 0,
   and         Yk - α(Pk - ΔPk)        =>        Yk - (γYj),
   ΔYk = Yk - α(Pk - ΔPk)                                and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

The  purpose  of the  foregoing  definitional  provisions  together  with  the related provisions  allocating  Realized Losses and defining the REMIC I Y and
REMIC I Z Principal  Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of Yk to Yj equal to γ  after  taking  account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction  Amount for each of the REMIC
      I YAA,  REMIC I YBB,  REMIC I ZAA and REMIC I ZBB Regular  Interests  is
      greater than or equal to zero for such Distribution Date;

2.    Making (i) the REMIC I YAA  Uncertificated  Principal  Balance less than or  equal  to  0.0005  of the sum of the  REMIC  I YAA  and  REMIC I ZAA
      Uncertificated   Principal   Balances   and   (ii)   the   REMIC  I  YBB
      Uncertificated  Principal  Balance  less  than or equal to 0.0005 of the sum  of  the  REMIC  I YBB  and  REMIC  I ZBB  Uncertificated  Principal
      Balances in each case after  giving  effect to  allocations  of Realized
      Losses and  distributions to be made through the end of the Distribution
      Date to which such provisions relate; and

3.    Making the larger of (a) the  fraction  whose  numerator is Yk and whose denominator  is  the  sum  of Yk  and Zk  and  (b)  the  fraction  whose numerator is Yj and whose  denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the  event of a failure  of the  foregoing  portion  of the  definition  of
REMIC I Y  Principal  Reduction  Amount  to  accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to  accomplish  such goals within the requirement  that each REMIC I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the Principal  Realized Losses to be allocated on the related  Distribution  Date for the related Pool remaining after  the  allocation  of  such  Realized  Losses  to  the  related  Class  P
Certificates  and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction  thereof by the  distributions  to be made on such  Distribution  Date (i) to the related Class P  Certificates,  (ii) to the  related  Class X  Certificates  and (iii) in respect of  interest  on the related REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals cannot  be  accomplished  within  such  requirement,  such  adjustment  as  is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the provisions of the definition of the REMIC I Y
Principal  Reduction Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities  set forth above  within the  requirement  set forth in the preceding sentence.

Method of calculating initial balance of the REMIC I Y and REMIC I Z Regular
Interests:

            To calculate  the initial  balances  for the REMIC I YAA,  REMIC I
YBB, REMIC I ZAA and REMIC I ZBB Regular Interests,  first calculate the Group
AA and Group BB Subordinate  Amounts as of the Cut Off Date.  Then calculate R according  to  the  definition  above.  Calculate  γ  according  to  the definition  above.  Calculate  Pj and  Pk as  the  Group  AA  Initial  Balance
reduced by the Class AA-P  Initial  Balance and the Class R-1 Initial  Balance
(if  applicable)  and the Group BB  Initial  Balance reduced by the Class BB-P
Initial   Balance  and  the  Class  R-1  Initial   Balance  (if   applicable),
respectively.

            If 0.0005 γ Pj <= 0.0005 Pk, Yj = 0.0005 Pj and
Yk = 0.0005 γ Pj .

            If 0.0005 γ Pj > 0.0005 Pk, Yk = 0.0005 Pk,
Yj = 0.0005 Pk /γ .

Then Zj = Pj - Yj and Zk = Pk - Yk.